UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06441

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2017

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2017

Emerging Markets Debt Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	AEDVX	5.11%	4.96%	7/29/14
JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index	—	6.18%	5.14%	—
I Class	AEHDX	—	3.28%	4/10/17
Y Class	AEYDX	—	3.33%	4/10/17
A Class	AEDQX			7/29/14
No sales charge		4.84%	4.72%
With sales charge		0.09%	3.25%
C Class	AEDHX	4.07%	3.94%	7/29/14
R Class	AEDWX	4.58%	4.45%	7/29/14
R5 Class	AEDJX	5.31%	5.17%	7/29/14
R6 Class	AEXDX	5.37%	5.25%	7/29/14
Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 29, 2014
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $11,710

JPMorgan CEMBI Broad Diversified Index — $11,776

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.97%	0.87%	0.77%	1.22%	1.97%	1.47%	0.77%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Margé Karner, Kevin Akioka, John Lovito, and Brian Howell

Performance Summary

Emerging Markets Debt returned 5.11%* for the fiscal year ended October 31, 2017. By comparison, the fund’s benchmark, the JPMorgan Corporate Emerging Market Bond (CEMBI) Broad Diversified Index, returned 6.18% over the same time period. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Emerging markets debt advanced for the reporting period, boosted by synchronized global growth, firming commodity prices, and gradually rising interest rates. Record inflows, driven primarily by strong investor demand for yield, contributed to narrowing emerging market spreads. Strong technical support from investor inflows and a benign global backdrop resulted in resilience of the asset class, despite heightened political risks in some large markets (such as Brazil and South Africa), increased tensions in the Middle East and North Korea, and uncertainty related to monetary policy normalization in the U.S. and in Europe. Positive factors influencing emerging markets debt performance included a rebound in commodity prices (particularly oil and copper), U.S. dollar weakness, and continued strong economic data from China. The outcome of France’s presidential election, where victory for Emmanuel Macron eased market concerns about nationalist populism in Europe, along with growth momentum in developed markets were also positive influences.

In this environment, lower-quality bonds generally outpaced investment-grade securities, as investors gravitated to higher-yielding segments of the market and emerging markets debt. Boosted by appreciating currencies and falling inflation, local sovereign debt generated strong returns. Among U.S. dollar-denominated emerging markets debt, the frontier markets were top performers, and the lowest-rated corporate issuers (B and below) generated more than double the returns compared with investment-grade issuers. Latin America, Argentina, and Brazil were also strong performers, while higher-rated Asian and European countries underperformed.

Defensive Positioning Detracted from Results

As the reporting period progressed, we positioned the portfolio more defensively, lowering risk as valuations became less attractive. We believed the credit spreads of most lower-quality bonds did not appropriately reflect idiosyncratic credit risks and prevailing market risks. This positioning weighed on portfolio performance, as lower-quality debt significantly outperformed investment-grade credit. However, our positioning provided some upside by helping the portfolio avoid problematic debt represented in the index. There were no defaults, distressed exchanges, or bonds trading at distressed levels in the portfolio.

Country Allocations Added Value

The portfolio experienced positive performance from country allocation as well as security selection in several countries. Overweight positions and security selection in Argentina and Mexico were top contributors to the portfolio, while underweight allocations and security selection in South Korea, Hong Kong, and Israel also added to performance. On the negative side, our lack of exposure to

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 returns for all share classes.

5

strong-performing frontier countries weighed on relative results. Security selection in Brazil and Turkey, where we focused on higher quality issuers due to challenging macroeconomic environments and heightened political risks in those countries, also detracted from relative performance.

Sector Positioning Delivered Mixed Results

An underweight position in the top-performing metals and mining sector detracted from relative results, but security selection within the sector helped offset some of the negative allocation effect. On the positive side, an underweight position and security selection in the consumer sector contributed to performance. This was partly due to not having exposure to certain companies in the index with problematic debt. Underweight positions in the utilities and financials sectors and security selection in the industrials sector contributed to performance. In addition, overweight positions in the oil and gas sector and in sovereign debt helped.

Positioning for the Future

Looking ahead, we believe the extended strong rally in the emerging markets debt asset class combined with Federal Reserve normalization, European Central Bank tapering, U.S. trade policy, and increased geopolitical tension warrant a cautious approach. Although emerging markets fundamentals have improved, we believe valuations in external corporate debt, particularly in the lowest-quality segments, have run ahead of fundamentals. However, we are beginning to see some adjustment, particularly in the high-yield corporate debt sector. We continue to remain selective and limit the exposure to countries and issuers with solid or improving fundamentals that offer an attractive risk/reward profile to investors.

6

Fund Characteristics

OCTOBER 31, 2017
Portfolio at a Glance
Average Duration (effective)	4.7 years
Weighted Average Life	6.3 years

Holdings by Country	% of net assets
Turkey	12.6%
China	10.7%
Russia	9.2%
Brazil	8.1%
Colombia	5.4%
India	4.3%
Hong Kong	4.3%
Qatar	4.1%
Argentina	4.1%
Mexico	4.0%
Other Countries	28.8%
Cash and Equivalents*	4.4%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Corporate Bonds	88.8%
Sovereign Governments and Agencies	6.7%
Common Stocks	0.1%
U.S. Treasury Securities	—**
Temporary Cash Investments	2.8%
Other Assets and Liabilities	1.6%
**Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,022.30	$4.94	0.97%
I Class	$1,000	$1,023.80	$4.44	0.87%
Y Class	$1,000	$1,024.20	$3.93	0.77%
A Class	$1,000	$1,022.00	$6.22	1.22%
C Class	$1,000	$1,018.10	$10.02	1.97%
R Class	$1,000	$1,019.70	$7.48	1.47%
R5 Class	$1,000	$1,023.30	$3.93	0.77%
R6 Class	$1,000	$1,024.50	$3.67	0.72%
Hypothetical
Investor Class	$1,000	$1,020.32	$4.94	0.97%
I Class	$1,000	$1,020.82	$4.43	0.87%
Y Class	$1,000	$1,021.32	$3.92	0.77%
A Class	$1,000	$1,019.06	$6.21	1.22%
C Class	$1,000	$1,015.28	$10.01	1.97%
R Class	$1,000	$1,017.80	$7.48	1.47%
R5 Class	$1,000	$1,021.32	$3.92	0.77%
R6 Class	$1,000	$1,021.58	$3.67	0.72%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

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Schedule of Investments

OCTOBER 31, 2017

	Principal Amount	Value
CORPORATE BONDS — 88.8%
Algeria — 0.6%
GTH Finance BV, 7.25%, 4/26/23(1)	$200,000	$226,971
Argentina — 3.2%
Banco Macro SA, VRN, 6.75%, 11/4/21(2)	300,000	317,100
Pampa Energia SA, 7.50%, 1/24/27	200,000	219,160
YPF SA, 6.95%, 7/21/27	300,000	321,375
YPF SA, 8.50%, 7/28/25	300,000	349,800
		1,207,435
Brazil — 8.1%
Azul Investments LLP, 5.875%, 10/26/24(1)	300,000	300,450
Braskem Netherlands Finance BV, 4.50%, 1/10/28(1)	400,000	398,260
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(1)	200,000	204,500
Minerva Luxembourg SA, 6.50%, 9/20/26	300,000	311,715
Petrobras Global Finance BV, 3.00%, 1/15/19	1,000,000	1,001,790
Petrobras Global Finance BV, 7.25%, 3/17/44	300,000	315,375
Petrobras Global Finance BV, 8.75%, 5/23/26	200,000	242,750
Suzano Austria GmbH, 5.75%, 7/14/26(1)	300,000	323,850
		3,098,690
Chile — 2.9%
Cencosud SA, 6.625%, 2/12/45	300,000	328,109
Colbun SA, 3.95%, 10/11/27(1)	200,000	200,175
SACI Falabella, 3.75%, 10/30/27(1)	300,000	294,000
Transelec SA, 3.875%, 1/12/29	300,000	299,250
		1,121,534
China — 9.9%
Baidu, Inc., 2.75%, 6/9/19	200,000	202,163
Baidu, Inc., 3.625%, 7/6/27	400,000	402,912
China Overseas Finance Cayman III Ltd., 3.375%, 10/29/18	500,000	505,843
China Overseas Finance Cayman V Ltd., 3.95%, 11/15/22	200,000	208,377
CITIC Ltd., MTN, 6.80%, 1/17/23	200,000	234,586
CNOOC Finance 2013 Ltd., 3.00%, 5/9/23	300,000	301,842
CNPC General Capital Ltd., 2.75%, 5/14/19	400,000	402,684
CRCC Yuxiang Ltd., 3.50%, 5/16/23	200,000	205,890
Sinopec Group Overseas Development 2016 Ltd., 2.125%, 5/3/19	400,000	398,954
Sinopec Group Overseas Development Ltd., 2.50%, 4/28/20(1)	200,000	200,317
Sinopec Group Overseas Development Ltd., 2.25%, 9/13/20(1)	500,000	497,517
State Grid Overseas Investment 2016 Ltd., 3.50%, 5/4/27(1)	200,000	204,362
		3,765,447
Colombia — 5.3%
Bancolombia SA, 5.125%, 9/11/22	130,000	137,033
Bancolombia SA, VRN, 4.875%, 10/18/22(2)	400,000	400,300

10

	Principal Amount	Value
Colombia Telecomunicaciones SA, 8.50%, 12/29/49	$100,000	$107,250
Ecopetrol SA, 5.875%, 5/28/45	300,000	297,750
Grupo Aval Ltd., 4.75%, 9/26/22	250,000	255,625
Millicom International Cellular SA, 5.125%, 1/15/28(1)	500,000	505,000
SUAM Finance BV, 4.875%, 4/17/24	300,000	322,950
		2,025,908
Dominican Republic — 0.9%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 3/30/29(1)	300,000	326,625
Guatemala — 0.6%
Comcel Trust via Comunicaciones Celulares SA, 6.875%, 2/6/24	200,000	212,000
Hong Kong — 4.3%
Bank of East Asia Ltd. (The), MTN, VRN, 4.25%, 11/20/19(2)	200,000	204,074
China CITIC Bank International Ltd., MTN, 6.875%, 6/24/20	200,000	217,909
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)	500,000	498,454
CK Hutchison International 17 Ltd., 3.50%, 4/5/27	600,000	605,149
Hutchison Whampoa International 09 Ltd., 7.625%, 4/9/19	100,000	107,593
		1,633,179
India — 4.3%
Bharti Airtel International (Netherlands) BV, 5.125%, 3/11/23	600,000	643,788
ICICI Bank Ltd., 5.75%, 11/16/20	200,000	217,556
ONGC Videsh Ltd., 4.625%, 7/15/24	200,000	214,905
Reliance Industries Ltd., 4.125%, 1/28/25	250,000	260,883
Vedanta Resources plc, 6.125%, 8/9/24(1)	300,000	306,825
		1,643,957
Indonesia — 1.9%
Minejesa Capital BV, 4.625%, 8/10/30(1)	300,000	306,751
TBG Global Pte Ltd., 5.25%, 2/10/22	400,000	412,909
		719,660
Ireland — 0.8%
C&W Senior Financing Designated Activity Co., 6.875%, 9/15/27(1)	300,000	314,250
Israel — 1.5%
Israel Electric Corp. Ltd., 5.00%, 11/12/24(1)	200,000	215,612
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23	400,000	368,424
		584,036
Kazakhstan — 0.5%
KazTransGas JSC, 4.375%, 9/26/27(1)	200,000	197,984
Kuwait — 0.8%
Kuwait Projects Co. SPC Ltd., 5.00%, 3/15/23	300,000	318,384
Mexico — 4.0%
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(1)	300,000	298,500
Banco Mercantil del Norte SA, VRN, 5.75%, 10/4/26(2)	300,000	306,000
Mexichem SAB de CV, 5.875%, 9/17/44	400,000	415,100
Petroleos Mexicanos, 6.50%, 3/13/27	200,000	218,530
Southern Copper Corp., 7.50%, 7/27/35	200,000	264,849
		1,502,979

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	Principal Amount	Value
Nigeria — 1.7%
Guaranty Trust Bank plc, MTN, 6.00%, 11/8/18	$200,000	$203,144
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)	400,000	425,938
		629,082
Panama — 1.3%
Banco General SA, 4.125%, 8/7/27(1)	300,000	298,650
Banistmo SA, 3.65%, 9/19/22(1)	200,000	200,380
		499,030
Peru — 3.8%
Banco de Credito del Peru, 2.25%, 10/25/19(1)	200,000	200,500
Banco Internacional del Peru SAA Interbank, VRN, 6.625%, 3/19/24(2)	200,000	227,000
Intercorp Financial Services, Inc., 4.125%, 10/19/27(1)	300,000	296,625
SAN Miguel Industrias Pet SA, 4.50%, 9/18/22(1)	300,000	304,170
Transportadora de Gas del Peru SA, 4.25%, 4/30/28	400,000	414,500
		1,442,795
Philippines — 0.3%
FPT Finance Ltd., 6.375%, 9/28/20	100,000	109,500
Qatar — 4.1%
Nakilat, Inc., 6.27%, 12/31/33	208,550	245,046
Ooredoo Tamweel Ltd., 3.04%, 12/3/18	600,000	604,935
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75%, 9/30/19	400,000	429,975
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.33%, 9/30/27	250,000	288,500
		1,568,456
Republic of Korea — 1.6%
Hyundai Capital America, 2.55%, 2/6/19	200,000	200,406
KEB Hana Bank, MTN, 4.375%, 9/30/24	200,000	209,140
Woori Bank, MTN, 4.75%, 4/30/24	200,000	210,127
		619,673
Russia — 8.1%
Credit Bank of Moscow Via CBOM Finance plc, 7.70%, 2/1/18	400,000	402,951
Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19	500,000	545,518
Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22	200,000	221,917
Gazprom OAO Via Gaz Capital SA, MTN, 7.29%, 8/16/37	200,000	243,462
Lukoil International Finance BV, 6.125%, 11/9/20	200,000	217,713
Lukoil International Finance BV, 4.75%, 11/2/26(1)	300,000	315,778
Novolipetsk Steel via Steel Funding DAC, 4.50%, 6/15/23	200,000	207,437
Sberbank of Russia Via SB Capital SA, 5.18%, 6/28/19	400,000	415,851
Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	300,000	313,981
VEON Holdings BV, 5.20%, 2/13/19	200,000	206,200
		3,090,808
Singapore — 1.1%
Oversea-Chinese Banking Corp. Ltd., MTN, VRN, 4.00%, 10/15/19(2)	200,000	205,048
United Overseas Bank Ltd., MTN, VRN, 3.75%, 9/19/19(2)	200,000	204,565
		409,613
South Africa — 1.1%
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(1)	400,000	433,300

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		Principal Amount	Value
Thailand — 1.1%
Bangkok Bank PCL, 3.875%, 9/27/22		$200,000	$210,126
Siam Commercial Bank PCL, MTN, 3.50%, 4/7/19		200,000	203,288
			413,414
Turkey — 11.8%
Finansbank AS, 4.875%, 5/19/22(1)		200,000	197,858
Finansbank AS, MTN, 6.25%, 4/30/19		200,000	206,699
Tupras Turkiye Petrol Rafinerileri AS, 4.125%, 5/2/18		800,000	804,839
Tupras Turkiye Petrol Rafinerileri AS, 4.50%, 10/18/24(1)		500,000	490,063
Turk Telekomunikasyon AS, 4.875%, 6/19/24		500,000	507,002
Turk Telekomunikasyon AS, 3.75%, 6/19/19		300,000	303,406
Turkiye Garanti Bankasi AS, MTN, 4.75%, 10/17/19		400,000	407,435
Turkiye Garanti Bankasi AS, VRN, 6.125%, 5/24/22(1)(2)		600,000	594,300
Turkiye Is Bankasi, 3.75%, 10/10/18		200,000	200,204
Turkiye Is Bankasi, 6.125%, 4/25/24(1)		300,000	299,792
Yapi ve Kredi Bankasi AS, 5.25%, 12/3/18		200,000	203,337
Yapi ve Kredi Bankasi AS, 5.85%, 6/21/24(1)		300,000	296,540
			4,511,475
Ukraine — 0.6%
MHP SE, 8.25%, 4/2/20		200,000	216,677
United Arab Emirates — 2.6%
Abu Dhabi National Energy Co. PJSC, 3.625%, 1/12/23		200,000	203,000
Abu Dhabi National Energy Co. PJSC, MTN, 5.875%, 12/13/21		300,000	331,860
ADCB Finance Cayman Ltd., MTN, 4.50%, 3/6/23		200,000	210,605
DP World Ltd., MTN, 6.85%, 7/2/37		200,000	248,123
			993,588
TOTAL CORPORATE BONDS (Cost $33,243,526)			33,836,450
SOVEREIGN GOVERNMENTS AND AGENCIES — 6.7%
Argentina — 0.9%
Provincia de Buenos Aires, 7.875%, 6/15/27		300,000	333,300
China — 0.8%
Avi Funding Co. Ltd., MTN, 3.80%, 9/16/25		300,000	309,515
Greece — 2.1%
Hellenic Republic Government Bond, 4.375%, 8/1/22(1)	EUR	700,000	814,446
Jordan — 0.5%
Jordan Government International Bond, 7.375%, 10/10/47(1)		$200,000	209,935
Russia — 1.1%
Russian Foreign Bond - Eurobond, 4.25%, 6/23/27		200,000	204,181
Russian Foreign Bond - Eurobond, 5.00%, 4/29/20		200,000	211,844
			416,025
Saudi Arabia — 0.5%
Saudi Government International Bond, 2.375%, 10/26/21(1)		200,000	196,803
Turkey — 0.8%
Turkey Government International Bond, 4.875%, 10/9/26		300,000	293,495
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $2,543,286)			2,573,519

13

	Shares/Principal Amount	Value
COMMON STOCKS — 0.1%
Colombia — 0.1%
Frontera Energy Corp.(3) (Cost $202,817)	1,039	$31,064
U.S. TREASURY SECURITIES†
United States†
U.S. Treasury Notes, 2.25%, 8/15/27 (Cost $9,891)	$10,000	9,891
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $364,754), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $356,792)		356,783
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $304,464), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $297,003)		297,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	326,837	326,837
U.S. Treasury Bills 1.05%, 11/9/17(4)(5)	$100,000	99,979
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,080,598)		1,080,599
TOTAL INVESTMENT SECURITIES — 98.4% (Cost $37,080,118)		37,531,523
OTHER ASSETS AND LIABILITIES — 1.6%		592,578
TOTAL NET ASSETS — 100.0%		$38,124,101

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	806,871	EUR	684,361	JPMorgan Chase Bank N.A.	12/20/17	$7,501
USD	2,269,745	MXN	40,813,647	JPMorgan Chase Bank N.A.	12/20/17	158,219
MXN	40,813,647	USD	2,157,740	JPMorgan Chase Bank N.A.	12/20/17	(46,214)
						$119,506

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	41	December 2017	$4,100,000	$4,804,688	$(54,225)
U.S. Treasury Long Bonds	4	December 2017	$400,000	609,875	(11,572)
				$5,414,563	$(65,797)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	26	December 2017	$2,600,000	$3,481,969	$30,973

14

CREDIT DEFAULT SWAP AGREEMENTS
Counterparty/Reference Entity	Type	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value*
Bank of America N.A. / Colombia Government International Bond	Buy	(1.00)%	12/20/21	$500,000	$10,339	$(14,405)	$(4,066)
Bank of America N.A. / Markit CDX Emerging Markets Index Series 28	Buy	(1.00)%	12/20/22	$1,500,000	62,517	(12,333)	50,184
Bank of America N.A. / Republic of Chile	Buy	(1.00)%	12/20/22	$1,500,000	(32,148)	(5,751)	(37,899)
Morgan Stanley / Republic of Turkey	Buy	(1.00)%	12/20/22	$1,300,000	49,652	334	49,986
					$90,360	$(32,155)	$58,205

*The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
MTN	-	Medium Term Note
MXN	-	Mexican Peso
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $11,395,481, which represented 29.9% of total net assets.

(2)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(3)	Non-income producing.

(4)	The rate indicated is the yield to maturity at purchase.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $17,996.

See Notes to Financial Statements.

15

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $37,080,118)	$37,531,523
Receivable for capital shares sold	86,310
Unrealized appreciation on forward foreign currency exchange contracts	165,720
Swap agreements, at value (including net premiums paid (received) of $112,169)	100,170
Interest receivable	370,590
38,254,313

Liabilities
Payable for investments purchased	9,939
Payable for capital shares redeemed	996
Payable for variation margin on futures contracts	1,289
Unrealized depreciation on forward foreign currency exchange contracts	46,214
Swap agreements, at value (including net premiums paid (received) of $(21,809))	41,965
Accrued management fees	26,462
Distribution and service fees payable	2,870
Dividends payable	477
130,212

Net Assets	$38,124,101

Net Assets Consist of:
Capital paid in	$36,709,118
Undistributed net investment income	22,630
Undistributed net realized gain	888,494
Net unrealized appreciation	503,859
$38,124,101

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$6,634,232	635,800	$10.43
I Class	$38,195	3,660	$10.44
Y Class	$5,166	495	$10.44
A Class	$6,618,778	634,640	$10.43*
C Class	$1,144,374	109,919	$10.41
R Class	$1,205,251	115,638	$10.42
R5 Class	$5,985,762	573,627	$10.43
R6 Class	$16,492,343	1,579,852	$10.44
*Maximum offering price $10.92 (net asset value divided by 0.955).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Interest	$1,585,865

Expenses:
Management fees	292,680
Distribution and service fees:
A Class	15,896
C Class	11,166
R Class	5,781
Trustees' fees and expenses	2,236
Other expenses	1,260
329,019

Net investment income (loss)	1,256,846

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	993,500
Forward foreign currency exchange contract transactions	(185,138)
Futures contract transactions	133,547
Swap agreement transactions	(39,674)
Foreign currency translation transactions	15,481
917,716

Change in net unrealized appreciation (depreciation) on:
Investments	(308,439)
Forward foreign currency exchange contracts	119,506
Futures contracts	(50,513)
Swap agreements	(32,155)
Translation of assets and liabilities in foreign currencies	(73)
(271,674)

Net realized and unrealized gain (loss)	646,042

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,902,888

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$1,256,846	$1,046,093
Net realized gain (loss)	917,716	427,241
Change in net unrealized appreciation (depreciation)	(271,674)	1,232,877
Net increase (decrease) in net assets resulting from operations	1,902,888	2,706,211

Distributions to Shareholders
From net investment income:
Investor Class	(136,419)	(85,827)
I Class	(429)	—
Y Class	(98)	—
A Class	(195,891)	(202,338)
C Class	(26,040)	(27,956)
R Class	(32,720)	(33,205)
R5 Class	(204,399)	(207,030)
R6 Class	(635,782)	(507,314)
From net realized gains:
Investor Class	(18,280)	—
A Class	(36,596)	—
C Class	(6,473)	—
R Class	(6,555)	—
R5 Class	(33,080)	—
R6 Class	(99,926)	—
Decrease in net assets from distributions	(1,432,688)	(1,063,670)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	4,094,966	4,891,529

Net increase (decrease) in net assets	4,565,166	6,534,070

Net Assets
Beginning of period	33,558,935	27,024,865
End of period	$38,124,101	$33,558,935

Undsitributed net investment income	$22,630	—

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Emerging Markets Debt Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class) and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation

19

with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM owns 45% of the shares of the fund. Various funds issued by American Century Investment Trust and American Century Strategic Asset Allocations, Inc. own, in aggregate, 41% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
0.96%	0.86%	0.76%	0.96%	0.96%	0.96%	0.76%	0.71%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

21

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $51,862,711, of which $936,083 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $46,087,146, of which $925,976 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	582,422	$6,023,796	274,466	$2,798,069
Issued in reinvestment of distributions	14,657	150,735	8,240	82,673
Redeemed	(338,952)	(3,465,672)	(97,759)	(978,196)
	258,127	2,708,859	184,947	1,902,546
I Class			N/A
Sold	3,639	37,719
Issued in reinvestment of distributions	41	429
Redeemed	(20)	(204)
	3,660	37,944
Y Class			N/A
Sold	485	5,000
Issued in reinvestment of distributions	10	98
	495	5,098
A Class
Sold	11,352	118,176	6,539	63,694
Issued in reinvestment of distributions	22,681	232,487	20,228	201,870
Redeemed	(8,319)	(86,038)	—	—
	25,714	264,625	26,767	265,564
C Class
Sold	962	10,000	847	8,260
Issued in reinvestment of distributions	3,180	32,497	2,801	27,893
Redeemed	(2,044)	(21,053)	(44)	(446)
	2,098	21,444	3,604	35,707
R Class
Sold	4,099	42,218	1,674	16,835
Issued in reinvestment of distributions	3,835	39,275	3,322	33,128
Redeemed	(951)	(9,915)	—	—
	6,983	71,578	4,996	49,963
R5 Class
Issued in reinvestment of distributions	23,143	237,479	20,682	206,541
R6 Class
Sold	349,756	3,540,873	353,521	3,601,101
Issued in reinvestment of distributions	71,619	735,307	50,626	506,132
Redeemed	(339,248)	(3,528,241)	(166,923)	(1,676,025)
	82,127	747,939	237,224	2,431,208
Net increase (decrease)	402,347	$4,094,966	478,220	$4,891,529

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the I Class and Y Class.

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$33,836,450	—
Sovereign Governments and Agencies	—	2,573,519	—
Common Stocks	$31,064	—	—
U.S. Treasury Securities	—	9,891	—
Temporary Cash Investments	326,837	753,762	—
	$357,901	$37,173,622	—
Other Financial Instruments
Futures Contracts	$30,973	—	—
Swap Agreements	—	$100,170	—
Forward Foreign Currency Exchange Contracts	—	165,720	—
	$30,973	$265,890	—

Liabilities
Other Financial Instruments
Futures Contracts	$65,797	—	—
Swap Agreements	—	$41,965	—
Forward Foreign Currency Exchange Contracts	—	46,214	—
	$65,797	$88,179	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an

23

amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,350,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $2,629,004.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $7,450,000 futures contracts purchased and $983,333 future contracts sold.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Swap agreements	$100,170	Swap agreements	$41,965
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	165,720	Unrealized depreciation on forward foreign currency exchange contracts	46,214
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	1,289
		$265,890		$89,468

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

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Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(39,674)	Change in net unrealized appreciation (depreciation) on swap agreements	$(32,155)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(185,138)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	119,506
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	133,547	Change in net unrealized appreciation (depreciation) on futures contracts	(50,513)
		$(91,265)		$36,838

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$1,432,688	$1,063,670
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$37,080,118
Gross tax appreciation of investments	$684,134
Gross tax depreciation of investments	(232,729)
Net tax appreciation (depreciation) of investments	451,405
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(26,628)
Net tax appreciation (depreciation)	$424,777
Undistributed ordinary income	$668,411
Accumulated long-term gains	$321,795

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

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10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

26

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.32	0.35	0.16	0.51	(0.34)	(0.06)	(0.40)	$10.43	5.11%	0.97%	3.39%	154%	$6,634
2016	$9.75	0.36	0.57	0.93	(0.36)	—	(0.36)	$10.32	9.77%	0.97%	3.59%	97%	$3,898
2015(3)	$9.88	0.11	(0.13)	(0.02)	(0.11)	—	(0.11)	$9.75	(0.22)%	0.97%(4)	3.19%(4)	35%	$1,878
2015(5)	$10.00	0.28	(0.11)	0.17	(0.29)	—	(0.29)	$9.88	1.72%	0.97%(4)	3.18%(4)	46%	$3,312
I Class
2017(6)	$10.30	0.20	0.14	0.34	(0.20)	—	(0.20)	$10.44	3.28%	0.87%(4)	3.38%(4)	154%(7)	$38
Y Class
2017(6)	$10.30	0.21	0.13	0.34	(0.20)	—	(0.20)	$10.44	3.33%	0.77%(4)	3.52%(4)	154%(7)	$5
A Class
2017	$10.32	0.32	0.17	0.49	(0.32)	(0.06)	(0.38)	$10.43	4.84%	1.22%	3.14%	154%	$6,619
2016	$9.74	0.33	0.59	0.92	(0.34)	—	(0.34)	$10.32	9.61%	1.22%	3.34%	97%	$6,282
2015(3)	$9.87	0.10	(0.13)	(0.03)	(0.10)	—	(0.10)	$9.74	(0.31)%	1.22%(4)	2.94%(4)	35%	$5,671
2015(5)	$10.00	0.27	(0.13)	0.14	(0.27)	—	(0.27)	$9.87	1.45%	1.22%(4)	2.93%(4)	46%	$6,660

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2017	$10.30	0.25	0.16	0.41	(0.24)	(0.06)	(0.30)	$10.41	4.07%	1.97%	2.39%	154%	$1,144
2016	$9.72	0.26	0.58	0.84	(0.26)	—	(0.26)	$10.30	8.81%	1.97%	2.59%	97%	$1,110
2015(3)	$9.85	0.07	(0.13)	(0.06)	(0.07)	—	(0.07)	$9.72	(0.57)%	1.97%(4)	2.19%(4)	35%	$1,013
2015(5)	$10.00	0.20	(0.13)	0.07	(0.22)	—	(0.22)	$9.85	0.74%	1.97%(4)	2.18%(4)	46%	$1,019
R Class
2017	$10.31	0.30	0.16	0.46	(0.29)	(0.06)	(0.35)	$10.42	4.58%	1.47%	2.89%	154%	$1,205
2016	$9.73	0.31	0.58	0.89	(0.31)	—	(0.31)	$10.31	9.34%	1.47%	3.09%	97%	$1,120
2015(3)	$9.86	0.09	(0.13)	(0.04)	(0.09)	—	(0.09)	$9.73	(0.40)%	1.47%(4)	2.69%(4)	35%	$1,009
2015(5)	$10.00	0.24	(0.12)	0.12	(0.26)	—	(0.26)	$9.86	1.18%	1.47%(4)	2.68%(4)	46%	$1,012
R5 Class(8)
2017	$10.32	0.37	0.16	0.53	(0.36)	(0.06)	(0.42)	$10.43	5.31%	0.77%	3.59%	154%	$5,986
2016	$9.75	0.38	0.57	0.95	(0.38)	—	(0.38)	$10.32	9.99%	0.77%	3.79%	97%	$5,682
2015(3)	$9.87	0.11	(0.12)	(0.01)	(0.11)	—	(0.11)	$9.75	(0.16)%	0.77%(4)	3.39%(4)	35%	$5,164
2015(5)	$10.00	0.31	(0.13)	0.18	(0.31)	—	(0.31)	$9.87	1.91%	0.77%(4)	3.38%(4)	46%	$6,671
R6 Class
2017	$10.33	0.38	0.16	0.54	(0.37)	(0.06)	(0.43)	$10.44	5.37%	0.72%	3.64%	154%	$16,492
2016	$9.75	0.38	0.59	0.97	(0.39)	—	(0.39)	$10.33	10.15%	0.72%	3.84%	97%	$15,465
2015(3)	$9.88	0.11	(0.12)	(0.01)	(0.12)	—	(0.12)	$9.75	(0.14)%	0.72%(4)	3.44%(4)	35%	$12,290
2015(5)	$10.00	0.32	(0.13)	0.19	(0.31)	—	(0.31)	$9.88	1.96%	0.72%(4)	3.43%(4)	46%	$8,699

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period.

(4)	Annualized.

(5)	July 29, 2014 (fund inception) through June 30, 2015.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the Emerging Markets Debt Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Emerging Markets Debt Fund (one of the three funds constituting the American Century International Bond Funds, hereafter referred to as the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2017

30

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

34

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for

35

the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer universe. The Board concluded

36

that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

37

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

38

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $200,910 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2017.

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90985 1712

Annual Report

October 31, 2017

Global Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AGBVX	2.23%	2.74%	3.16%	1/31/12
Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged)	—	1.23%	3.10%	3.40%	—
I Class	AGBHX	—	—	2.37%	4/10/17
Y Class	AGBWX	—	—	2.47%	4/10/17
A Class	AGBAX				1/31/12
No sales charge		1.88%	2.50%	2.90%
With sales charge		-2.68%	1.56%	2.08%
C Class	AGBTX	1.13%	1.71%	2.13%	1/31/12
R Class	AGBRX	1.63%	2.23%	2.64%	1/31/12
R5 Class	AGBNX	2.43%	2.95%	3.36%	1/31/12
R6 Class	AGBDX	2.38%	—	3.65%	7/26/13
G Class	AGBGX	—	—	1.17%	7/28/17
Fund returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $11,959

Bloomberg Barclays Global Aggregate Bond Index (USD, Hedged) — $12,122

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.96%	0.86%	0.76%	1.21%	1.96%	1.46%	0.76%	0.71%	0.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John Lovito, Simon Chester, Robert Gahagan, and Abdelak Adjriou

In June 2017, portfolio manager Edward Boyle left the fund’s management team.

Performance Summary

Global Bond returned 2.23%* for the fiscal year ended October 31, 2017. By comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD, hedged) returned 1.23% over the same time period. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Against a backdrop of synchronized global growth, low volatility, stable inflation, higher commodity prices, and gradually rising interest rates, global bonds (hedged to remove the effects of currency fluctuations) advanced modestly. Global bonds sold off sharply early in the reporting period on expectations for President Trump’s policy agenda to deliver faster growth and higher inflation. However, investors scaled back those expectations on some early setbacks for President Trump’s pro-growth reforms, and global fixed-income markets rebounded in early 2017. Geopolitical risks, including unrest in Iran and Syria and mounting tensions with North Korea, triggered periodic bouts of market volatility, but these events had minimal impact on overall returns.

Positive performance generally prevailed through the end of the reporting period, but the effects of the late 2016 sell-off held back performance from a 12-month perspective. Meanwhile, global inflation remained muted, which supported bonds, and central banks generally remained accommodative, as they slowly pursued monetary policy normalization. The U.S. Federal Reserve (the Fed) raised short-term interest rates three times during the period to a range of 1.00%-1.25% and began gradually cutting its balance sheet late in the period. The European Central Bank held its benchmark interest rate at zero, but it announced plans to begin tapering its quantitative easing in January 2018. The Bank of England also held rates steady, but rising inflation led to expectations for a near-term rate hike (which did occur in early November 2017). Higher-than-expected growth in Canada prompted the Bank of Canada to lift rates twice during the period.

In this environment, yields on government securities remained relatively low, fueling demand for riskier and higher-yielding assets . Emerging markets debt and high-yield bonds were among the best performers during the reporting period.

Country Positioning Added Value

Early in the reporting period, we initiated a long position in U.S. Treasuries and corresponding short positions in government bonds in the U.K. and Germany. We believed market expectations were too optimistic regarding U.S. stimulus and too complacent regarding the continuation of accommodative monetary policy in Europe. As the bond market began recovering in early 2017, our market assumptions proved true, and this trade was a key contributor to performance.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 returns for all share classes.

Another key contributor was an overweight position in Portugal bonds relative to Germany. After underperforming in 2016 on slowing growth and credit concerns, Portugal rallied in 2016 on improving growth and budget and pension reforms, which helped the country maintain its investment-grade credit rating. We exited our position in Portugal during the reporting period. Similarly, an overweight position in Italy relative to Spain also contributed, as Italy resolved its banking sector issues and Spain underperformed on valuation concerns and the Catalonia uprising. Another positive contributor was an overweight position in Norway and an underweight position in the U.K. Norway bonds rallied as tightening fears eased.

Sector Allocation Aided Performance

Our positions in the U.S. high-yield bond sector and European financials contributed to performance. In addition, overweight positions in external emerging markets debt, including sovereign, quasi-sovereign, and corporate bonds, lifted results. Security selection and an overweight position in U.S. securitized debt and underweight positions in government sectors (U.S. Treasuries, German bunds, and U.K. gilts) also contributed.

Currency Positioning and Duration Strategy Detracted Slightly

Despite a modest rebound at the end of the period, the U.S. dollar weakened overall and lagged most of its major trading partners. The portfolio’s currency positions slightly weighed on relative performance, largely due to weakness among emerging markets currencies, particularly the Mexican peso, following the U.S. presidential election. On the positive side, overweight positions in the Malaysian ringgit and the Philippine peso and an underweight position in the Thai baht aided performance. Overweight positions in oil-related currencies, such as the Colombian peso and Russian ruble, also helped.

The portfolio’s duration position (price sensitivity to interest rate changes) detracted slightly from performance. Early in the period, the portfolio’s duration was slightly longer than the benchmark’s duration, which weighed on relative results as yields increased in response to President Trump’s policy agenda. In early 2017, we reduced the portfolio’s duration to a neutral position relative to the benchmark.

Positioning for the Future

We expect the environment of moderate global growth, stable inflation, gradual rate increases, and low market volatility to continue. This backdrop should lead to a continuation of monetary policy normalization in the U.S., U.K., and Europe. These influences should continue to support high-yield, securitized, and emerging markets securities. Although credit spreads remain tight, we continue to favor these sectors for their yield advantages. From a country standpoint, we expect continued stability and outperformance from peripheral markets in Europe and select emerging markets.

We believe the U.S. dollar will go through two phases going forward. Initially, we believe the dollar may appreciate in response to U.S. tax reform. In addition, the Fed is likely to increase interest rates at a faster pace than other central banks, providing support for the dollar. Longer term, we expect the dollar to depreciate modestly relative to other currencies as global yields converge. Furthermore, if volatility remains low, we expect investors to favor riskier currencies over the dollar, contributing to dollar weakness.

Fund Characteristics

OCTOBER 31, 2017
Portfolio at a Glance
Average Duration (effective)	7.2 years
Weighted Average Life	8.7 years

Bond Holdings by Country	% of net assets
United States	45.6%
Japan	12.7%
United Kingdom	5.4%
Italy	4.6%
Germany	4.2%
France	3.7%
Netherlands	3.0%
Canada	2.7%
Mexico	1.4%
Chile	1.4%
Other Countries	15.0%
Cash and Equivalents*	0.3%
* Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	40.0%
Corporate Bonds	34.5%
U.S. Government Agency Mortgage-Backed Securities	9.1%
Collateralized Mortgage Obligations	5.9%
Commercial Mortgage-Backed Securities	5.2%
Asset-Backed Securities	3.8%
U.S. Treasury Securities	0.7%
Municipal Securities	0.5%
Temporary Cash Investments	4.3%
Other Assets and Liabilities	(4.0)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,017.70	$4.27	0.84%
I Class	$1,000	$1,017.60	$3.76	0.74%
Y Class	$1,000	$1,018.60	$3.26	0.64%
A Class	$1,000	$1,015.80	$5.54	1.09%
C Class	$1,000	$1,011.90	$9.33	1.84%
R Class	$1,000	$1,014.80	$6.81	1.34%
R5 Class	$1,000	$1,018.60	$3.26	0.64%
R6 Class	$1,000	$1,018.60	$3.00	0.59%
G Class	$1,000	$1,011.70(2)	$0.03(3)	0.01%
Hypothetical
Investor Class	$1,000	$1,020.97	$4.28	0.84%
I Class	$1,000	$1,021.48	$3.77	0.74%
Y Class	$1,000	$1,021.98	$3.26	0.64%
A Class	$1,000	$1,019.71	$5.55	1.09%
C Class	$1,000	$1,015.93	$9.35	1.84%
R Class	$1,000	$1,018.45	$6.82	1.34%
R5 Class	$1,000	$1,021.98	$3.26	0.64%
R6 Class	$1,000	$1,022.23	$3.01	0.59%
G Class	$1,000	$1,025.16(4)	$0.05(4)	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from July 28, 2017 (commencement of sale) through October 31, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 96, the number of days in the period from July 28, 2017 (commencement of sale) through October 31, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments

OCTOBER 31, 2017

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 40.0%
Argentina — 0.2%
Argentine Republic Government International Bond, 7.50%, 4/22/26		$550,000	$622,875
Argentine Republic Government International Bond, 6.875%, 1/26/27		$800,000	873,600
Argentine Republic Government International Bond, 6.625%, 7/6/28		$1,700,000	1,808,800
			3,305,275
Australia — 1.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	15,726,000	12,279,968
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	4,100,000	3,115,645
			15,395,613
Austria — 0.7%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	3,395,000	4,688,772
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	1,989,000	2,379,634
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,270,000	2,255,019
			9,323,425
Belgium — 0.5%
Kingdom of Belgium Government Bond, 2.25%, 6/22/23	EUR	3,547,000	4,690,111
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	1,155,000	2,102,224
			6,792,335
Brazil — 0.1%
Brazilian Government International Bond, 2.625%, 1/5/23		$488,000	473,116
Brazilian Government International Bond, 5.625%, 1/7/41		$1,000,000	1,016,000
			1,489,116
Canada — 2.1%
Canadian Government Bond, 4.00%, 6/1/41	CAD	4,150,000	4,196,032
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	5,470,000	4,465,294
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	9,780,000	7,836,433
Province of Quebec Canada, 3.00%, 9/1/23	CAD	6,672,000	5,401,574
Province of Quebec Canada, 5.75%, 12/1/36	CAD	3,900,000	4,226,758
Province of Quebec Canada, 3.50%, 12/1/48	CAD	2,424,000	2,046,750
			28,172,841
Chile — 1.3%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	10,850,000,000	17,270,159
Chile Government International Bond, 3.25%, 9/14/21		$300,000	312,450
			17,582,609
Colombia — 0.2%
Colombia Government International Bond, 7.375%, 9/18/37		$2,100,000	2,782,500
Czech — 0.1%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	28,900,000	1,564,305
Denmark — 0.2%
Denmark Government Bond, 0.50%, 11/15/27	DKK	15,545,000	2,451,991

		Principal Amount	Value
Denmark Government Bond, 4.50%, 11/15/39	DKK	1,705,000	$453,226
			2,905,217
Dominican Republic — 0.3%
Dominican Republic International Bond, 6.875%, 1/29/26		$1,900,000	2,176,127
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	863,200
Dominican Republic International Bond, 5.95%, 1/25/27		$800,000	863,200
			3,902,527
Egypt — 0.2%
Egypt Government International Bond, 5.75%, 4/29/20		$1,000,000	1,040,891
Egypt Government International Bond, 6.125%, 1/31/22(1)		$600,000	626,944
Egypt Government International Bond, 7.50%, 1/31/27(1)		$600,000	666,327
			2,334,162
Finland — 0.3%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	2,667,000	4,012,691
France — 2.2%
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	7,742,000	10,032,747
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	6,014,000	10,656,265
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	5,401,000	8,552,609
			29,241,621
Germany — 3.5%
Bundesrepublik Deutschland, 0.50%, 2/15/25	EUR	2,027,000	2,450,371
Bundesrepublik Deutschland, 0.00%, 8/15/26(2)	EUR	16,860,000	19,293,553
Bundesrepublik Deutschland, 0.25%, 2/15/27	EUR	10,768,000	12,505,257
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	3,170,000	5,368,070
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	1,189,000	2,442,033
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	2,981,000	4,560,651
			46,619,935
Greece — 0.5%
Hellenic Republic Government Bond, 4.375%, 8/1/22(1)	EUR	5,300,000	6,166,516
Hungary — 0.1%
Hungary Government Bond, 6.75%, 10/22/28	HUF	126,000,000	655,882
Hungary Government International Bond, 7.625%, 3/29/41		$500,000	772,375
			1,428,257
Indonesia — 0.1%
Indonesia Government International Bond, 4.75%, 1/8/26(1)		$1,000,000	1,092,694
Ireland — 0.4%
Ireland Government Bond, 3.40%, 3/18/24	EUR	3,473,000	4,883,799
Italy — 4.1%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	21,748,000	25,517,952
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	13,828,000	16,722,783
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	8,644,000	13,454,445
Republic of Italy Government International Bond, 6.875%, 9/27/23		$120,000	143,298
			55,838,478
Japan — 12.7%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	3,262,950,000	30,004,189
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	2,690,100,000	24,818,760
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,199,350,000	25,817,512

		Principal Amount	Value
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	1,185,900,000	$13,310,647
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	1,840,550,000	18,521,740
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	5,713,500,000	59,682,747
			172,155,595
Malaysia — 0.2%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	13,250,000	3,085,834
Mexico — 1.0%
Mexican Bonos, 6.50%, 6/9/22	MXN	105,050,000	5,365,335
Mexico Government International Bond, 4.125%, 1/21/26		$300,000	312,975
Mexico Government International Bond, 4.15%, 3/28/27		$3,900,000	4,058,925
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	500,000,000	4,434,721
			14,171,956
Namibia — 0.1%
Namibia International Bonds, 5.25%, 10/29/25		$1,500,000	1,527,285
Netherlands — 1.0%
Netherlands Government Bond, 0.00%, 1/15/22(1)(2)	EUR	4,836,000	5,728,915
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	4,686,000	5,547,300
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	1,338,000	2,131,648
			13,407,863
New Zealand — 0.6%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	11,375,000	8,102,417
Panama — 0.2%
Panama Government International Bond, 6.70%, 1/26/36		$2,000,000	2,650,000
Paraguay†
Paraguay Government International Bond, 5.00%, 4/15/26(1)		$500,000	540,000
Peru — 0.1%
Peruvian Government International Bond, 4.125%, 8/25/27		$1,200,000	1,318,200
Peruvian Government International Bond, 6.55%, 3/14/37		$350,000	472,500
			1,790,700
Philippines — 0.1%
Philippine Government International Bond, 6.375%, 10/23/34		$1,000,000	1,342,016
Poland — 0.2%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	8,110,000	2,359,309
Republic of Poland Government International Bond, 4.00%, 1/22/24		$500,000	536,556
			2,895,865
Russia — 0.2%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$1,500,000	2,635,492
Saudi Arabia — 0.1%
Saudi Government International Bond, 2.375%, 10/26/21(1)		$1,300,000	1,279,221
Senegal — 0.1%
Senegal Government International Bond, 6.25%, 5/23/33(1)		$1,500,000	1,554,975
Serbia — 0.1%
Serbia International Bond, 7.25%, 9/28/21(1)		$800,000	921,458
Singapore — 0.3%
Singapore Government Bond, 3.125%, 9/1/22	SGD	4,410,000	3,442,518

		Principal Amount	Value
South Africa — 0.5%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	90,865,000	$6,968,265
Republic of South Africa Government International Bond, 4.67%, 1/17/24		$250,000	253,793
			7,222,058
Sweden — 0.3%
Sweden Government Bond, 2.50%, 5/12/25	SEK	25,885,000	3,592,634
Switzerland — 0.5%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	5,058,000	5,687,450
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	690,000	968,392
			6,655,842
Thailand — 0.3%
Thailand Government Bond, 3.85%, 12/12/25	THB	116,600,000	3,920,178
Turkey — 0.3%
Turkey Government International Bond, 3.25%, 3/23/23		$180,000	170,042
Turkey Government International Bond, 4.25%, 4/14/26		$2,500,000	2,367,058
Turkey Government International Bond, 6.00%, 3/25/27		$1,200,000	1,266,396
			3,803,496
United Kingdom — 2.9%
United Kingdom Gilt, 1.50%, 7/22/26	GBP	11,654,000	15,814,464
United Kingdom Gilt, 4.50%, 12/7/42	GBP	8,026,000	16,121,917
United Kingdom Gilt, 4.25%, 12/7/49	GBP	2,225,000	4,655,813
United Kingdom Gilt, 4.25%, 12/7/55	GBP	1,095,000	2,453,569
			39,045,763
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $528,718,964)			540,577,082
CORPORATE BONDS — 34.5%
Aerospace and Defense — 0.2%
Boeing Co. (The), 2.20%, 10/30/22		$330,000	328,165
Lockheed Martin Corp., 3.55%, 1/15/26		670,000	698,070
Lockheed Martin Corp., 3.80%, 3/1/45		240,000	237,033
Rockwell Collins, Inc., 4.35%, 4/15/47		310,000	333,515
United Technologies Corp., 3.125%, 5/4/27		200,000	200,438
United Technologies Corp., 5.70%, 4/15/40		380,000	476,891
United Technologies Corp., 3.75%, 11/1/46		100,000	97,688
			2,371,800
Airlines — 0.1%
United Continental Holdings, Inc., 4.25%, 10/1/22		1,150,000	1,157,188
Auto Components — 0.3%
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		1,800,000	1,860,750
Tenneco, Inc., 5.00%, 7/15/26		1,520,000	1,565,600
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		1,000,000	1,036,250
			4,462,600
Automobiles — 0.5%
Ford Motor Co., 4.35%, 12/8/26		370,000	386,242
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		210,000	213,648
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		1,360,000	1,515,090

		Principal Amount	Value
Ford Motor Credit Co. LLC, 2.98%, 8/3/22		$450,000	$451,727
General Motors Co., 5.15%, 4/1/38		310,000	323,232
General Motors Financial Co., Inc., 3.25%, 5/15/18		1,210,000	1,219,474
General Motors Financial Co., Inc., 3.20%, 7/6/21		510,000	520,753
General Motors Financial Co., Inc., 5.25%, 3/1/26		800,000	875,344
Jaguar Land Rover Automotive plc, 4.125%, 12/15/18(1)		20,000	20,475
Jaguar Land Rover Automotive plc, 3.50%, 3/15/20(1)		980,000	991,025
			6,517,010
Banks — 6.6%
Banco General SA, 4.125%, 8/7/27(1)		2,300,000	2,289,650
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(1)		2,500,000	2,487,500
Bancolombia SA, VRN, 4.875%, 10/18/22(3)		2,500,000	2,501,875
Bank of America Corp., MTN, 5.625%, 7/1/20		3,000,000	3,256,024
Bank of America Corp., MTN, 4.00%, 4/1/24		250,000	265,092
Bank of America Corp., MTN, 4.20%, 8/26/24		300,000	317,068
Bank of America Corp., MTN, 4.00%, 1/22/25		1,390,000	1,440,391
Bank of America Corp., MTN, VRN, 3.82%, 1/20/27(3)		500,000	515,383
Bank of America Corp., MTN, VRN, 4.44%, 1/20/47(3)		250,000	271,584
Banque Federative du Credit Mutuel SA, 2.00%, 4/12/19(1)		250,000	250,074
Barclays plc, 4.375%, 1/12/26		200,000	209,959
Barclays plc, 4.95%, 1/10/47		400,000	439,810
Barclays plc, MTN, VRN, 2.625%, 11/11/20(3)	EUR	2,000,000	2,428,781
BPCE SA, 3.00%, 5/22/22(1)		$790,000	794,733
BPCE SA, 5.15%, 7/21/24(1)		300,000	327,175
BPCE SA, VRN, 2.75%, 7/8/21(3)	EUR	1,700,000	2,118,538
Branch Banking & Trust Co., 3.625%, 9/16/25		$337,000	351,169
Branch Banking & Trust Co., 3.80%, 10/30/26		10,000	10,538
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(3)	EUR	1,200,000	1,431,177
Capital One Financial Corp., 4.20%, 10/29/25		$1,850,000	1,910,524
Citigroup, Inc., 2.90%, 12/8/21		1,100,000	1,113,217
Citigroup, Inc., 2.75%, 4/25/22		1,350,000	1,355,430
Citigroup, Inc., 4.05%, 7/30/22		1,850,000	1,945,833
Citigroup, Inc., 4.45%, 9/29/27		810,000	857,107
Citigroup, Inc., VRN, 3.52%, 10/27/27(3)		470,000	470,136
Commerzbank AG, 8.125%, 9/19/23(1)		280,000	340,701
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	1,550,000	2,085,341
Cooperatieve Rabobank UA, 3.875%, 2/8/22		$680,000	722,108
Cooperatieve Rabobank UA, 3.95%, 11/9/22		500,000	527,906
Cooperatieve Rabobank UA, VRN, 2.50%, 5/26/21(3)	EUR	1,500,000	1,858,824
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	4,175,000	5,485,927
European Investment Bank, MTN, 2.25%, 10/14/22	EUR	8,050,000	10,546,093
Finansbank AS, 4.875%, 5/19/22(1)		$2,000,000	1,978,578
Finansbank AS, MTN, 6.25%, 4/30/19		1,850,000	1,911,964
HBOS plc, MTN, 6.75%, 5/21/18(1)		400,000	410,375
Huntington Bancshares, Inc., 2.30%, 1/14/22		400,000	395,311
Ibercaja Banco SA, VRN, 5.00%, 7/28/20(3)	EUR	2,200,000	2,640,484
Intesa Sanpaolo SpA, 3.125%, 7/14/22(1)		$520,000	521,852

		Principal Amount	Value
Intesa Sanpaolo SpA, 5.02%, 6/26/24(1)		$680,000	$696,782
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	1,200,000	1,770,400
JPMorgan Chase & Co., 4.625%, 5/10/21		$3,230,000	3,474,771
JPMorgan Chase & Co., 3.25%, 9/23/22		500,000	514,828
JPMorgan Chase & Co., 3.875%, 9/10/24		210,000	219,382
JPMorgan Chase & Co., 3.125%, 1/23/25		270,000	271,821
JPMorgan Chase & Co., 4.95%, 6/1/45		150,000	171,173
JPMorgan Chase & Co., VRN, 3.54%, 5/1/27(3)		1,000,000	1,012,754
JPMorgan Chase & Co., VRN, 3.88%, 7/24/37(3)		800,000	809,005
KeyBank N.A., MTN, 3.40%, 5/20/26		250,000	249,442
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	3,545,000	5,153,873
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	970,000	1,724,284
PNC Financial Services Group, Inc. (The), 4.375%, 8/11/20		$700,000	741,582
Regions Financial Corp., 2.75%, 8/14/22		610,000	611,620
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	2,900,000	3,573,197
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	2,300,000	3,475,099
SunTrust Bank, 3.30%, 5/15/26		$200,000	198,334
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(1)		1,500,000	1,547,387
U.S. Bancorp, MTN, 3.60%, 9/11/24		1,360,000	1,415,395
Wells Fargo & Co., 3.07%, 1/24/23		430,000	435,939
Wells Fargo & Co., MTN, 4.10%, 6/3/26		1,570,000	1,636,190
Wells Fargo & Co., MTN, 4.65%, 11/4/44		250,000	268,950
Wells Fargo & Co., MTN, 4.75%, 12/7/46		350,000	382,540
Wells Fargo & Co., MTN, VRN, 3.58%, 5/22/27(3)		440,000	445,547
			89,584,527
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc., 3.30%, 2/1/23		590,000	609,314
Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26		2,090,000	2,160,013
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/1/46		1,010,000	1,138,130
Constellation Brands, Inc., 3.875%, 11/15/19		980,000	1,014,067
Constellation Brands, Inc., 4.75%, 12/1/25		500,000	552,910
Molson Coors Brewing Co., 3.00%, 7/15/26		470,000	458,560
			5,932,994
Biotechnology — 0.7%
AbbVie, Inc., 2.90%, 11/6/22		1,370,000	1,385,831
AbbVie, Inc., 3.60%, 5/14/25		290,000	298,565
Amgen, Inc., 2.65%, 5/11/22		1,030,000	1,034,761
Amgen, Inc., 4.66%, 6/15/51		474,000	514,628
Biogen, Inc., 3.625%, 9/15/22		980,000	1,027,019
Celgene Corp., 3.875%, 8/15/25		1,950,000	2,030,638
Celgene Corp., 5.00%, 8/15/45		150,000	165,591
Gilead Sciences, Inc., 4.40%, 12/1/21		1,020,000	1,100,745
Gilead Sciences, Inc., 3.65%, 3/1/26		1,050,000	1,093,999
Gilead Sciences, Inc., 4.15%, 3/1/47		200,000	205,244
			8,857,021
Building Products — 0.1%
Masco Corp., 4.45%, 4/1/25		1,000,000	1,074,040

		Principal Amount	Value
Masco Corp., 4.375%, 4/1/26		$200,000	$213,662
			1,287,702
Capital Markets — 0.2%
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	2,000,000	2,371,703
Jefferies Group LLC, 4.85%, 1/15/27		$550,000	585,557
			2,957,260
Chemicals — 0.2%
Ashland LLC, 4.75%, 8/15/22		1,140,000	1,205,778
Dow Chemical Co. (The), 4.375%, 11/15/42		200,000	208,730
Ecolab, Inc., 4.35%, 12/8/21		235,000	253,223
NOVA Chemicals Corp., 4.875%, 6/1/24(1)		1,110,000	1,133,587
Sherwin-Williams Co. (The), 3.45%, 6/1/27		540,000	549,610
			3,350,928
Commercial Services and Supplies — 0.2%
Covanta Holding Corp., 5.875%, 3/1/24		1,060,000	1,065,300
Republic Services, Inc., 3.55%, 6/1/22		680,000	707,792
Waste Management, Inc., 4.10%, 3/1/45		310,000	327,872
			2,100,964
Communications Equipment — 0.4%
Cisco Systems, Inc., 3.00%, 6/15/22		450,000	463,933
CommScope Technologies LLC, 5.00%, 3/15/27(1)		1,850,000	1,806,063
IHS Netherlands Holdco BV, 9.50%, 10/27/21(1)		1,500,000	1,597,266
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)		1,620,000	1,711,125
			5,578,387
Consumer Discretionary — 0.2%
Netflix, Inc., 4.875%, 4/15/28(1)		2,100,000	2,089,920
Consumer Finance — 0.5%
American Express Credit Corp., MTN, 2.60%, 9/14/20		335,000	339,315
American Express Credit Corp., MTN, 2.25%, 5/5/21		1,350,000	1,351,599
American Express Credit Corp., MTN, 3.30%, 5/3/27		300,000	303,646
CIT Group, Inc., 5.00%, 8/15/22		810,000	872,775
Discover Bank, 3.45%, 7/27/26		550,000	543,333
Discover Financial Services, 3.75%, 3/4/25		200,000	202,580
GLP Capital LP / GLP Financing II, Inc., 4.875%, 11/1/20		620,000	658,672
PNC Bank N.A., 1.95%, 3/4/19		1,100,000	1,100,965
Synchrony Financial, 2.60%, 1/15/19		380,000	382,316
Synchrony Financial, 3.00%, 8/15/19		250,000	253,659
Visa, Inc., 2.75%, 9/15/27		400,000	392,856
			6,401,716
Containers and Packaging — 0.6%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)		2,430,000	2,584,912
Ball Corp., 4.00%, 11/15/23		1,090,000	1,124,063
Berry Global, Inc., 5.125%, 7/15/23		900,000	948,375
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,740,000	1,815,864
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)		1,410,000	1,469,925

		Principal Amount	Value
WestRock RKT Co., 4.00%, 3/1/23		$120,000	$125,639
			8,068,778
Diversified Consumer Services†
Board of Trustees of The Leland Stanford Junior University (The), 3.46%, 5/1/47		200,000	198,912
Catholic Health Initiatives, 2.95%, 11/1/22		10,000	10,031
			208,943
Diversified Financial Services — 3.3%
Ally Financial, Inc., 3.50%, 1/27/19		550,000	558,085
Ally Financial, Inc., 4.625%, 3/30/25		1,390,000	1,483,825
Banco Santander SA, 3.50%, 4/11/22		1,000,000	1,025,543
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	900,000	1,201,254
BNP Paribas SA, 4.375%, 9/28/25(1)		$500,000	526,153
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,700,000	2,927,156
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(3)	GBP	1,800,000	2,360,617
Credit Suisse Group Funding Guernsey Ltd., 3.45%, 4/16/21		$1,000,000	1,028,614
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20		1,841,000	1,850,536
GE Capital UK Funding Unlimited Co., MTN, 5.125%, 5/24/23	GBP	500,000	787,922
Goldman Sachs Group, Inc. (The), 2.30%, 12/13/19		$2,340,000	2,347,736
Goldman Sachs Group, Inc. (The), 5.375%, 3/15/20		1,415,000	1,515,095
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	850,000	1,287,597
Goldman Sachs Group, Inc. (The), 3.50%, 1/23/25		$1,400,000	1,423,038
Goldman Sachs Group, Inc. (The), 3.50%, 11/16/26		1,300,000	1,304,114
Goldman Sachs Group, Inc. (The), 5.15%, 5/22/45		250,000	285,235
Goldman Sachs Group, Inc. (The), VRN, 2.88%, 10/31/21(3)		330,000	330,692
Goldman Sachs Group, Inc. (The), VRN, 3.27%, 9/29/24(3)		430,000	429,114
HSBC Holdings plc, 2.95%, 5/25/21		1,600,000	1,627,954
HSBC Holdings plc, 0.84%, 9/26/23	JPY	600,000,000	5,398,829
HSBC Holdings plc, 4.30%, 3/8/26		$300,000	322,322
HSBC Holdings plc, 4.375%, 11/23/26		570,000	600,509
HSBC Holdings plc, VRN, 3.26%, 3/13/22(3)		340,000	347,634
Morgan Stanley, 2.75%, 5/19/22		6,210,000	6,225,481
Morgan Stanley, 4.375%, 1/22/47		350,000	373,457
Morgan Stanley, MTN, 5.625%, 9/23/19		110,000	117,012
Morgan Stanley, MTN, 4.00%, 7/23/25		1,300,000	1,368,352
S&P Global, Inc., 3.30%, 8/14/20		250,000	256,483
UBS Group Funding Switzerland AG, 3.49%, 5/23/23(1)		1,000,000	1,025,819
UBS Group Funding Switzerland AG, 4.125%, 9/24/25(1)		200,000	211,139
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(3)	EUR	1,000,000	1,309,774
UniCredit SpA, VRN, 5.86%, 6/19/27(1)(3)		$2,970,000	3,178,553
			45,035,644
Diversified Telecommunication Services — 1.6%
AT&T, Inc., 3.60%, 2/17/23		500,000	517,499
AT&T, Inc., 3.40%, 5/15/25		2,350,000	2,326,923
AT&T, Inc., 3.90%, 8/14/27		1,650,000	1,645,775

		Principal Amount	Value
AT&T, Inc., 2.60%, 12/17/29	EUR	1,800,000	$2,231,842
AT&T, Inc., 6.55%, 2/15/39		$271,000	327,474
AT&T, Inc., 5.45%, 3/1/47		350,000	366,641
AT&T, Inc., 5.15%, 2/14/50		500,000	494,945
British Telecommunications plc, 5.95%, 1/15/18		500,000	504,528
CenturyLink, Inc., 6.15%, 9/15/19		980,000	1,030,225
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	1,500,000	1,950,922
Deutsche Telekom International Finance BV, 3.60%, 1/19/27(1)		$600,000	610,495
Frontier Communications Corp., 8.50%, 4/15/20		394,000	390,553
Orange SA, 4.125%, 9/14/21		680,000	727,651
Orange SA, MTN, VRN, 4.00%, 10/1/21(3)	EUR	1,600,000	2,065,766
Telefonica Emisiones SAU, 5.46%, 2/16/21		$690,000	754,845
Telefonica Emisiones SAU, 5.21%, 3/8/47		300,000	331,384
Telefonica Europe BV, VRN, 5.875%, 3/31/24(3)	EUR	1,500,000	2,056,542
Verizon Communications, Inc., 2.45%, 11/1/22		$1,510,000	1,502,062
Verizon Communications, Inc., 4.125%, 3/16/27		300,000	313,680
Verizon Communications, Inc., 4.86%, 8/21/46		1,510,000	1,528,472
			21,678,224
Electric Utilities — 0.1%
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		2,000,000	2,017,500
Electronic Equipment, Instruments and Components — 0.1%
Sanmina Corp., 4.375%, 6/1/19(1)		980,000	1,008,988
Energy Equipment and Services — 0.1%
Ensco plc, 5.20%, 3/15/25		160,000	135,600
Halliburton Co., 3.80%, 11/15/25		380,000	395,087
Noble Holding International Ltd., 7.75%, 1/15/24		690,000	621,000
			1,151,687
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp., 3.375%, 10/15/26		870,000	861,043
AvalonBay Communities, Inc., MTN, 3.35%, 5/15/27		200,000	203,029
Boston Properties LP, 3.65%, 2/1/26		400,000	407,911
Crown Castle International Corp., 5.25%, 1/15/23		590,000	652,531
DDR Corp., 3.90%, 8/15/24		1,040,000	1,050,217
Essex Portfolio LP, 3.25%, 5/1/23		550,000	558,966
Hospitality Properties Trust, 4.65%, 3/15/24		220,000	232,682
Kilroy Realty LP, 4.375%, 10/1/25		400,000	420,810
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26		1,340,000	1,351,725
Ventas Realty LP, 4.125%, 1/15/26		250,000	260,464
VEREIT Operating Partnership LP, 4.125%, 6/1/21		1,030,000	1,076,949
Welltower, Inc., 3.75%, 3/15/23		300,000	311,885
			7,388,212
Financial Services — 0.1%
GrupoSura Finance SA, 5.50%, 4/29/26(1)		1,200,000	1,308,000
Food and Staples Retailing — 1.0%
Cencosud SA, 4.875%, 1/20/23		1,339,000	1,419,697

		Principal Amount	Value
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)		$3,240,000	$3,229,981
CVS Health Corp., 3.50%, 7/20/22		250,000	257,728
CVS Health Corp., 2.75%, 12/1/22		690,000	687,700
CVS Health Corp., 5.125%, 7/20/45		100,000	112,092
Kroger Co. (The), 3.30%, 1/15/21		480,000	492,437
Kroger Co. (The), 3.70%, 8/1/27		400,000	398,347
Target Corp., 2.50%, 4/15/26		710,000	683,062
Wal-Mart Stores, Inc., 0.18%, 7/15/22	JPY	650,000,000	5,707,349
Wal-Mart Stores, Inc., 3.625%, 12/15/47		$200,000	204,040
			13,192,433
Food Products — 0.4%
Arcor SAIC, 6.00%, 7/6/23(1)		1,000,000	1,078,500
Kraft Heinz Foods Co., 5.20%, 7/15/45		200,000	218,754
Kraft Heinz Foods Co., 4.375%, 6/1/46		120,000	117,562
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		1,930,000	2,026,500
Post Holdings, Inc., 5.00%, 8/15/26(1)		1,400,000	1,410,500
			4,851,816
Gas Utilities — 1.1%
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19		520,000	549,900
Boardwalk Pipelines LP, 4.45%, 7/15/27		280,000	287,615
Enbridge Energy Partners LP, 5.20%, 3/15/20		350,000	371,986
Enbridge, Inc., 4.00%, 10/1/23		530,000	554,549
Energy Transfer Equity LP, 7.50%, 10/15/20		20,000	22,600
Energy Transfer LP, 4.15%, 10/1/20		20,000	20,891
Energy Transfer LP, 3.60%, 2/1/23		1,000,000	1,020,355
Energy Transfer LP, 4.90%, 3/15/35		320,000	317,487
Enterprise Products Operating LLC, 5.20%, 9/1/20		530,000	573,193
Enterprise Products Operating LLC, 4.85%, 3/15/44		900,000	979,022
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39		970,000	1,125,953
Kinder Morgan, Inc., 5.55%, 6/1/45		450,000	490,546
MPLX LP, 4.875%, 6/1/25		450,000	488,118
MPLX LP, 5.20%, 3/1/47		368,000	395,232
ONEOK, Inc., 4.00%, 7/13/27		460,000	468,986
Plains All American Pipeline LP / PAA Finance Corp., 3.65%, 6/1/22		690,000	698,154
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25		1,620,000	1,802,327
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23		1,020,000	1,031,987
Sunoco Logistics Partners Operations LP, 4.00%, 10/1/27		210,000	209,277
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23		980,000	980,000
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(1)		1,020,000	1,027,650
Williams Cos., Inc. (The), 3.70%, 1/15/23		850,000	861,688
Williams Partners LP, 4.125%, 11/15/20		680,000	709,821
Williams Partners LP, 5.10%, 9/15/45		300,000	323,076
			15,310,413
Health Care Equipment and Supplies — 0.5%
Abbott Laboratories, 2.00%, 9/15/18		160,000	160,251

		Principal Amount	Value
Abbott Laboratories, 3.75%, 11/30/26		$1,452,000	$1,500,438
Becton Dickinson and Co., 3.73%, 12/15/24		600,000	617,528
Becton Dickinson and Co., 3.70%, 6/6/27		470,000	473,687
Mallinckrodt International Finance SA, 3.50%, 4/15/18		980,000	983,675
Medtronic, Inc., 2.50%, 3/15/20		610,000	618,483
Medtronic, Inc., 3.50%, 3/15/25		720,000	748,333
Medtronic, Inc., 4.375%, 3/15/35		610,000	674,686
Thermo Fisher Scientific, Inc., 3.30%, 2/15/22		213,000	219,868
Thermo Fisher Scientific, Inc., 2.95%, 9/19/26		250,000	245,161
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44		240,000	285,820
Zimmer Biomet Holdings, Inc., 2.70%, 4/1/20		270,000	272,416
			6,800,346
Health Care Providers and Services — 1.1%
Anthem, Inc., 4.65%, 1/15/43		300,000	325,613
CHS / Community Health Systems, Inc., 6.25%, 3/31/23		750,000	722,813
DaVita, Inc., 5.75%, 8/15/22		480,000	495,300
DaVita, Inc., 5.125%, 7/15/24		3,000,000	3,013,125
Express Scripts Holding Co., 3.40%, 3/1/27		200,000	196,823
Fresenius Medical Care US Finance II, Inc., 4.125%, 10/15/20(1)		980,000	1,020,843
HCA, Inc., 3.75%, 3/15/19		530,000	539,275
HCA, Inc., 5.00%, 3/15/24		1,480,000	1,560,941
HCA, Inc., 5.375%, 2/1/25		1,340,000	1,381,460
Mylan NV, 3.95%, 6/15/26		160,000	160,090
Northwell Healthcare, Inc., 4.26%, 11/1/47		220,000	220,333
Tenet Healthcare Corp., 5.125%, 5/1/25(1)		2,200,000	2,150,500
UnitedHealth Group, Inc., 2.875%, 12/15/21		610,000	624,187
UnitedHealth Group, Inc., 3.75%, 7/15/25		710,000	751,749
UnitedHealth Group, Inc., 4.75%, 7/15/45		310,000	359,370
UnitedHealth Group, Inc., 3.75%, 10/15/47		420,000	412,547
Universal Health Services, Inc., 4.75%, 8/1/22(1)		980,000	1,014,300
			14,949,269
Hotels, Restaurants and Leisure — 0.8%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		2,200,000	2,256,760
Aramark Services, Inc., 5.00%, 4/1/25(1)		740,000	792,725
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		1,760,000	1,801,800
InterContinental Hotels Group plc, MTN, 3.75%, 8/14/25	GBP	1,400,000	2,020,682
International Game Technology plc, 6.25%, 2/15/22(1)		$1,880,000	2,076,836
McDonald's Corp., MTN, 3.375%, 5/26/25		280,000	288,192
McDonald's Corp., MTN, 4.70%, 12/9/35		460,000	511,752
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22		550,000	609,290
			10,358,037
Household Durables — 0.4%
D.R. Horton, Inc., 5.75%, 8/15/23		20,000	22,679
Lennar Corp., 4.75%, 12/15/17		43,000	43,129
Lennar Corp., 4.75%, 4/1/21		1,760,000	1,850,200
Lennar Corp., 4.50%, 4/30/24		1,400,000	1,445,500

		Principal Amount	Value
Newell Brands, Inc., 5.00%, 11/15/23		$480,000	$511,349
Newell Brands, Inc., 4.20%, 4/1/26		350,000	369,204
Newell Brands, Inc., 5.50%, 4/1/46		300,000	356,651
Toll Brothers Finance Corp., 4.00%, 12/31/18		45,000	45,787
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 4.375%, 6/15/19		990,000	1,020,937
			5,665,436
Household Products — 0.1%
Spectrum Brands, Inc., 5.75%, 7/15/25		780,000	832,400
Industrial Conglomerates — 0.2%
FedEx Corp., 4.40%, 1/15/47		400,000	417,434
General Electric Co., 2.70%, 10/9/22		1,020,000	1,034,494
General Electric Co., MTN, 2.20%, 1/9/20		716,000	719,743
			2,171,671
Insurance — 1.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.75%, 5/15/19		1,450,000	1,483,606
American International Group, Inc., 4.125%, 2/15/24		1,360,000	1,448,484
American International Group, Inc., 4.50%, 7/16/44		200,000	208,511
AXA SA, MTN, VRN, 6.69%, 7/6/26(3)	GBP	1,100,000	1,756,743
AXA SA, MTN, VRN, 3.375%, 7/6/27(3)	EUR	2,000,000	2,619,877
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		$680,000	701,608
Berkshire Hathaway, Inc., 4.50%, 2/11/43		460,000	520,789
Chubb INA Holdings, Inc., 3.15%, 3/15/25		600,000	610,974
Chubb INA Holdings, Inc., 3.35%, 5/3/26		330,000	338,616
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	1,500,000	1,941,161
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(3)	EUR	2,200,000	2,891,951
Generali Finance BV, MTN, VRN, 4.60%, 11/21/25(3)	EUR	1,500,000	1,925,112
International Lease Finance Corp., 6.25%, 5/15/19		$400,000	424,286
Markel Corp., 4.90%, 7/1/22		290,000	315,809
Markel Corp., 3.50%, 11/1/27(4)		250,000	249,784
MetLife, Inc., 4.875%, 11/13/43		680,000	781,137
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		1,360,000	1,473,997
Prudential Financial, Inc., VRN, 5.875%, 9/15/22(3)		1,050,000	1,159,462
Voya Financial, Inc., 5.70%, 7/15/43		435,000	517,037
WR Berkley Corp., 4.625%, 3/15/22		660,000	709,028
			22,077,972
Internet and Direct Marketing Retail — 0.1%
Amazon.com, Inc., 3.15%, 8/22/27(1)		830,000	836,619
Amazon.com, Inc., 3.875%, 8/22/37(1)		300,000	311,192
			1,147,811
Internet Software and Services — 0.4%
Netflix, Inc., 5.375%, 2/1/21		630,000	676,778
Symantec Corp., 4.20%, 9/15/20		1,770,000	1,836,375
Tencent Holdings Ltd., 3.375%, 5/2/19(1)		3,000,000	3,053,802
			5,566,955
IT Services — 0.3%
Fidelity National Information Services, Inc., 3.00%, 8/15/26		340,000	330,530

	Principal Amount	Value
First Data Corp., 5.00%, 1/15/24(1)	$2,310,000	$2,408,175
Hewlett Packard Enterprise Co., 3.60%, 10/15/20	780,000	807,136
Hewlett Packard Enterprise Co., 4.90%, 10/15/25	140,000	149,085
		3,694,926
Machinery — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	1,010,000	1,032,597
Oshkosh Corp., 5.375%, 3/1/22	20,000	20,825
		1,053,422
Media — 2.0%
21st Century Fox America, Inc., 3.70%, 10/15/25	220,000	226,815
21st Century Fox America, Inc., 4.75%, 9/15/44	390,000	417,077
AMC Networks, Inc., 4.75%, 8/1/25	1,550,000	1,551,937
CBS Corp., 3.50%, 1/15/25	500,000	508,369
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	1,170,000	1,207,294
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)	2,080,000	2,103,400
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.91%, 7/23/25	2,040,000	2,173,470
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.48%, 10/23/45	120,000	138,822
Comcast Corp., 3.15%, 3/1/26	370,000	372,844
Comcast Corp., 4.40%, 8/15/35	900,000	977,726
Comcast Corp., 6.40%, 5/15/38	530,000	712,319
CSC Holdings LLC, 5.50%, 4/15/27(1)	1,510,000	1,559,075
Discovery Communications LLC, 5.625%, 8/15/19	423,000	448,704
Discovery Communications LLC, 3.95%, 3/20/28	1,110,000	1,103,155
DISH DBS Corp., 6.75%, 6/1/21	50,000	52,625
Globo Comunicacao e Participacoes SA, 5.125%, 3/31/27(1)	1,100,000	1,124,750
GTH Finance BV, 7.25%, 4/26/23(1)	2,000,000	2,269,710
Lamar Media Corp., 5.375%, 1/15/24	1,840,000	1,941,200
NBCUniversal Media LLC, 2.875%, 1/15/23	625,000	635,376
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)	810,000	836,224
Omnicom Group, Inc., 3.60%, 4/15/26	500,000	507,788
Sirius XM Radio, Inc., 5.375%, 4/15/25(1)	980,000	1,035,125
TEGNA, Inc., 5.125%, 7/15/20	910,000	933,887
Time Warner Cable LLC, 6.75%, 7/1/18	310,000	319,912
Time Warner Cable LLC, 4.50%, 9/15/42	300,000	277,074
Time Warner, Inc., 4.70%, 1/15/21	420,000	448,369
Time Warner, Inc., 3.60%, 7/15/25	700,000	701,478
Time Warner, Inc., 3.80%, 2/15/27	200,000	200,335
Time Warner, Inc., 5.35%, 12/15/43	250,000	267,503
Viacom, Inc., 4.25%, 9/1/23	500,000	515,381
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)	1,550,000	1,614,247
Walt Disney Co. (The), MTN, 4.125%, 6/1/44	220,000	234,187
		27,416,178

		Principal Amount	Value
Metals and Mining — 0.5%
Constellium NV, 6.625%, 3/1/25(1)		$650,000	$676,000
Freeport-McMoRan, Inc., 3.875%, 3/15/23		430,000	426,238
Glencore Finance Canada Ltd., 4.95%, 11/15/21(1)		10,000	10,820
Novolipetsk Steel via Steel Funding DAC, 4.00%, 9/21/24(1)		1,100,000	1,101,412
Steel Dynamics, Inc., 4.125%, 9/15/25(1)		1,000,000	1,005,000
Steel Dynamics, Inc., 5.00%, 12/15/26		880,000	932,800
Vale Overseas Ltd., 6.875%, 11/21/36		2,000,000	2,406,000
			6,558,270
Multi-Utilities — 1.8%
AES Corp., 4.875%, 5/15/23		980,000	1,006,950
AES Corp., 6.00%, 5/15/26		750,000	811,875
AmeriGas Partners LP / AmeriGas Finance Corp., 5.875%, 8/20/26		1,400,000	1,463,000
AmeriGas Partners LP / AmeriGas Finance Corp., 5.75%, 5/20/27		550,000	564,437
Berkshire Hathaway Energy Co., 3.50%, 2/1/25		680,000	707,312
Calpine Corp., 5.875%, 1/15/24(1)		490,000	509,600
Centrica plc, VRN, 5.25%, 4/10/25(3)	GBP	1,800,000	2,552,040
CMS Energy Corp., 8.75%, 6/15/19		$500,000	551,794
Dominion Energy, Inc., 3.625%, 12/1/24		1,030,000	1,067,405
Dominion Energy, Inc., 3.90%, 10/1/25		480,000	503,262
Dominion Energy, Inc., 4.90%, 8/1/41		100,000	111,348
Duke Energy Corp., 3.55%, 9/15/21		680,000	708,763
Duke Energy Corp., 2.65%, 9/1/26		300,000	288,442
Duke Energy Progress LLC, 3.25%, 8/15/25		400,000	409,825
Duke Energy Progress LLC, 4.15%, 12/1/44		170,000	182,669
Duke Energy Progress LLC, 3.70%, 10/15/46		450,000	453,848
Enel Finance International NV, 2.875%, 5/25/22(1)		1,130,000	1,137,765
Exelon Corp., 4.45%, 4/15/46		400,000	425,196
Exelon Generation Co. LLC, 4.25%, 6/15/22		680,000	723,416
FirstEnergy Corp., 4.25%, 3/15/23		900,000	953,456
Florida Power & Light Co., 4.125%, 2/1/42		525,000	569,654
IPALCO Enterprises, Inc., 3.45%, 7/15/20		850,000	865,937
KazTransGas JSC, 4.375%, 9/26/27(1)		1,000,000	989,920
MidAmerican Energy Co., 4.40%, 10/15/44		200,000	224,797
NiSource Finance Corp., 5.65%, 2/1/45		410,000	508,546
Pacific Gas & Electric Co., 4.00%, 12/1/46		505,000	506,568
Potomac Electric Power Co., 3.60%, 3/15/24		10,000	10,506
RWE AG, VRN, 7.00%, 3/20/19(3)	GBP	1,000,000	1,417,813
Sempra Energy, 2.875%, 10/1/22		$680,000	686,373
Sempra Energy, 3.25%, 6/15/27		500,000	497,724
SSE plc, VRN, 2.375%, 4/1/21(3)	EUR	2,200,000	2,659,346
Xcel Energy, Inc., 3.35%, 12/1/26		$150,000	152,265
			24,221,852
Multiline Retail†
Macy's Retail Holdings, Inc., 2.875%, 2/15/23		350,000	320,697

	Principal Amount	Value
Oil, Gas and Consumable Fuels — 2.0%
Anadarko Petroleum Corp., 3.45%, 7/15/24	$300,000	$299,410
Anadarko Petroleum Corp., 5.55%, 3/15/26	350,000	394,432
Andeavor, 5.375%, 10/1/22	490,000	503,475
Antero Resources Corp., 5.125%, 12/1/22	1,440,000	1,486,800
Apache Corp., 4.75%, 4/15/43	300,000	306,870
BP Capital Markets plc, 4.50%, 10/1/20	690,000	736,009
Cenovus Energy, Inc., 4.25%, 4/15/27(1)	300,000	301,571
Chevron Corp., 2.10%, 5/16/21	470,000	469,967
Cimarex Energy Co., 4.375%, 6/1/24	1,000,000	1,067,338
CNOOC Nexen Finance 2014 ULC, 4.25%, 4/30/24	1,020,000	1,089,073
Concho Resources, Inc., 4.375%, 1/15/25	710,000	750,939
ConocoPhillips Holding Co., 6.95%, 4/15/29	10,000	13,099
Continental Resources, Inc., 5.00%, 9/15/22	570,000	578,550
Continental Resources, Inc., 3.80%, 6/1/24	1,080,000	1,054,350
Ecopetrol SA, 5.875%, 5/28/45	1,580,000	1,568,150
Encana Corp., 6.50%, 2/1/38	480,000	598,451
Exxon Mobil Corp., 2.71%, 3/6/25	1,030,000	1,037,902
Hess Corp., 6.00%, 1/15/40	320,000	349,317
Lukoil International Finance BV, 4.75%, 11/2/26(1)	2,000,000	2,105,184
Marathon Oil Corp., 3.85%, 6/1/25	400,000	404,324
Marathon Oil Corp., 5.20%, 6/1/45	200,000	208,663
Newfield Exploration Co., 5.75%, 1/30/22	1,230,000	1,328,400
Newfield Exploration Co., 5.375%, 1/1/26	500,000	533,750
Noble Energy, Inc., 4.15%, 12/15/21	217,000	229,088
Occidental Petroleum Corp., 4.625%, 6/15/45	460,000	511,140
Petrobras Global Finance BV, 5.30%, 1/27/25(1)	2,400,000	2,410,800
Petroleos Mexicanos, 6.625%, 6/15/35	2,720,000	2,882,520
Phillips 66, 4.30%, 4/1/22	350,000	375,232
Shell International Finance BV, 2.375%, 8/21/22	690,000	691,947
Shell International Finance BV, 3.25%, 5/11/25	230,000	236,849
Sinopec Group Overseas Development Ltd., 2.50%, 4/28/20(1)	600,000	600,951
Statoil ASA, 3.95%, 5/15/43	500,000	512,993
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.75%, 3/1/25	10,000	10,075
Suncor Energy, Inc., 6.50%, 6/15/38	280,000	372,719
Total Capital Canada Ltd., 2.75%, 7/15/23	680,000	689,005
Whiting Petroleum Corp., 5.75%, 3/15/21	440,000	444,400
		27,153,743
Paper and Forest Products — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(1)	710,000	775,452
International Paper Co., 4.40%, 8/15/47	400,000	414,943
		1,190,395
Pharmaceuticals — 0.4%
AbbVie, Inc., 4.70%, 5/14/45	250,000	272,102
Allergan Funding SCS, 3.85%, 6/15/24	1,510,000	1,570,013
Allergan Funding SCS, 4.55%, 3/15/35	140,000	147,583

		Principal Amount	Value
Baxalta, Inc., 4.00%, 6/23/25		$650,000	$682,151
Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21		1,300,000	1,292,270
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26		650,000	577,070
Zoetis, Inc., 3.00%, 9/12/27		250,000	245,250
			4,786,439
Real Estate Management and Development — 0.1%
Tesco Property Finance 3 plc, 5.74%, 4/13/40	GBP	1,072,814	1,688,475
Road and Rail — 0.2%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		$20,000	20,784
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45		820,000	875,485
CSX Corp., 3.40%, 8/1/24		690,000	713,263
CSX Corp., 3.25%, 6/1/27		320,000	320,939
Norfolk Southern Corp., 3.15%, 6/1/27		530,000	532,889
Union Pacific Corp., 4.00%, 2/1/21		310,000	327,291
Union Pacific Corp., 4.75%, 9/15/41		300,000	344,987
Union Pacific Corp., 4.05%, 11/15/45		200,000	210,484
			3,346,122
Semiconductors and Semiconductor Equipment — 0.4%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, 1/15/25(1)		500,000	496,600
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.50%, 1/15/28(1)		190,000	189,373
Intel Corp., 3.15%, 5/11/27		740,000	752,161
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		1,000,000	1,043,750
NXP BV / NXP Funding LLC, 3.875%, 9/1/22(1)		500,000	520,625
QUALCOMM, Inc., 3.25%, 5/20/27		670,000	669,892
Sensata Technologies BV, 5.00%, 10/1/25(1)		910,000	973,700
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)		1,000,000	1,102,500
			5,748,601
Software — 0.6%
Activision Blizzard, Inc., 2.30%, 9/15/21		760,000	756,271
Microsoft Corp., 2.70%, 2/12/25		1,280,000	1,287,067
Microsoft Corp., 3.125%, 11/3/25		330,000	339,374
Microsoft Corp., 3.45%, 8/8/36		1,200,000	1,214,116
Microsoft Corp., 4.25%, 2/6/47		330,000	365,146
Oracle Corp., 3.625%, 7/15/23		1,010,000	1,073,462
Oracle Corp., 2.65%, 7/15/26		600,000	588,435
Oracle Corp., 4.00%, 7/15/46		280,000	290,672
Quintiles IMS, Inc., 5.00%, 10/15/26(1)		2,000,000	2,130,000
			8,044,543
Specialty Retail — 0.5%
Ashtead Capital, Inc., 4.125%, 8/15/25(1)		1,300,000	1,311,375
Home Depot, Inc. (The), 3.75%, 2/15/24		750,000	796,604
Home Depot, Inc. (The), 5.95%, 4/1/41		680,000	900,706
Lowe's Cos., Inc., 3.10%, 5/3/27		500,000	500,537
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25		730,000	728,175

	Principal Amount	Value
United Rentals North America, Inc., 4.625%, 7/15/23	$190,000	$199,381
United Rentals North America, Inc., 5.75%, 11/15/24	2,230,000	2,372,162
		6,808,940
Technology Hardware, Storage and Peripherals — 0.4%
Apple, Inc., 2.85%, 5/6/21	1,020,000	1,045,664
Apple, Inc., 2.50%, 2/9/25	520,000	512,649
Apple, Inc., 3.20%, 5/11/27	600,000	609,866
Apple, Inc., 2.90%, 9/12/27	450,000	445,787
Dell International LLC / EMC Corp., 6.02%, 6/15/26(1)	1,280,000	1,431,239
Seagate HDD Cayman, 4.75%, 6/1/23	450,000	463,219
Seagate HDD Cayman, 4.75%, 1/1/25	300,000	297,739
Western Digital Corp., 7.375%, 4/1/23(1)	500,000	548,750
		5,354,913
Textiles, Apparel and Luxury Goods — 0.1%
Hanesbrands, Inc., 4.625%, 5/15/24(1)	700,000	723,625
L Brands, Inc., 6.625%, 4/1/21	40,000	44,250
PVH Corp., 4.50%, 12/15/22	420,000	428,400
		1,196,275
Wireless Telecommunication Services — 0.3%
America Movil SAB de CV, 3.125%, 7/16/22	240,000	244,964
MTN Mauritius Investment Ltd., 6.50%, 10/13/26(1)	1,400,000	1,516,550
Sprint Communications, Inc., 9.00%, 11/15/18(1)	367,000	389,479
Sprint Communications, Inc., 6.00%, 11/15/22	1,000,000	1,052,500
T-Mobile USA, Inc., 6.625%, 4/1/23	590,000	620,975
		3,824,468
TOTAL CORPORATE BONDS (Cost $452,546,018)		465,848,811
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES(5) — 9.1%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities(6) — 1.4%
FHLMC, VRN, 2.37%, 11/15/17	1,544,599	1,562,872
FHLMC, VRN, 3.09%, 11/15/17	1,985,740	2,095,134
FHLMC, VRN, 3.49%, 11/15/17	2,219	2,324
FHLMC, VRN, 3.53%, 11/15/17	5,113	5,372
FNMA, VRN, 2.94%, 11/25/17	1,325,431	1,377,217
FNMA, VRN, 2.94%, 11/25/17	1,126,107	1,171,498
FNMA, VRN, 3.01%, 11/25/17	2,006,040	2,082,459
FNMA, VRN, 3.18%, 11/25/17	2,449,745	2,509,670
FNMA, VRN, 3.20%, 11/25/17	4,752,737	4,858,042
FNMA, VRN, 3.26%, 11/25/17	2,916,068	3,013,257
FNMA, VRN, 3.53%, 11/25/17	5,107	5,312
FNMA, VRN, 3.93%, 11/25/17	7,782	8,068
		18,691,225
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 7.7%
FHLMC, 6.00%, 2/1/38	2,497	2,832
FHLMC, 4.00%, 12/1/40	6,606	7,014
FNMA, 3.00%, 11/13/17(7)	13,715,000	13,721,965
FNMA, 3.50%, 11/13/17(7)	6,721,000	6,907,928
FNMA, 4.00%, 11/13/17(7)	25,610,000	26,874,494

	Principal Amount	Value
FNMA, 4.50%, 11/13/17(7)	$4,377,500	$4,679,650
FNMA, 5.00%, 7/1/31	32,334	35,132
FNMA, 5.50%, 5/1/33	7,932	8,855
FNMA, 5.00%, 9/1/33	1,200,944	1,317,893
FNMA, 5.00%, 11/1/33	8,799	9,654
FNMA, 5.00%, 9/1/35	23,311	25,560
FNMA, 6.00%, 4/1/37	9,644	10,959
FNMA, 6.00%, 7/1/37	10,997	12,446
FNMA, 6.00%, 8/1/37	6,553	7,398
FNMA, 5.50%, 1/1/39	15,248	16,991
FNMA, 5.50%, 3/1/39	1,894	2,108
FNMA, 4.50%, 5/1/39	1,978,533	2,138,219
FNMA, 5.00%, 8/1/39	4,678	5,158
FNMA, 4.50%, 3/1/40	2,197,535	2,365,311
FNMA, 5.00%, 8/1/40	1,194,208	1,296,706
FNMA, 3.50%, 10/1/40	2,977,470	3,076,927
FNMA, 3.50%, 12/1/40	37,501	38,758
FNMA, 4.50%, 9/1/41	18,257	19,645
FNMA, 3.50%, 5/1/42	49,107	50,729
FNMA, 3.50%, 6/1/42	29,447	30,478
FNMA, 3.50%, 9/1/42	22,987	23,740
FNMA, 3.00%, 11/1/42	31,734	31,929
FNMA, 3.00%, 5/1/43	3,910,964	3,935,139
FNMA, 3.50%, 5/1/46	8,547,985	8,793,679
GNMA, 2.50%, 11/20/17(7)	715,000	699,309
GNMA, 3.00%, 11/20/17(7)	4,665,000	4,719,668
GNMA, 3.50%, 11/20/17(7)	3,907,500	4,053,268
GNMA, 4.00%, 11/20/17(7)	3,712,000	3,897,745
GNMA, 6.00%, 7/15/33	4,841	5,625
GNMA, 5.00%, 3/20/36	31,857	34,883
GNMA, 5.50%, 1/15/39	4,419	5,057
GNMA, 5.50%, 9/15/39	25,428	28,571
GNMA, 4.50%, 10/15/39	9,456	10,222
GNMA, 5.00%, 10/15/39	15,048	16,598
GNMA, 4.50%, 1/15/40	12,586	13,438
GNMA, 4.00%, 12/15/40	12,190	12,883
GNMA, 4.50%, 12/15/40	42,704	46,113
GNMA, 4.50%, 7/20/41	1,906,520	2,049,785
GNMA, 4.00%, 12/15/41	23,004	24,295
GNMA, 3.50%, 6/20/42	7,151,960	7,466,570
GNMA, 2.50%, 7/20/46	5,268,990	5,158,543
		103,689,870
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $123,196,419)		122,381,095
COLLATERALIZED MORTGAGE OBLIGATIONS(5) — 5.9%
Private Sponsor Collateralized Mortgage Obligations — 4.1%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-12, Class 2A1, VRN, 3.47%, 11/1/17(6)	847,168	849,317

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-8, Class 2A1, VRN, 3.61%, 11/1/17(6)	$642,065	$627,517
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, VRN, 3.64%, 11/1/17(6)	2,200,553	2,175,479
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, VRN, 3.04%, 11/1/17, resets annually off the 1-year H15T1Y plus 2.25%	922,572	926,697
Chase Mortgage Finance Trust, Series 2007-A2, Class 6A2 SEQ, VRN, 3.50%, 11/1/17(6)	2,230,177	2,160,899
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A5, VRN, 3.08%, 11/1/17(6)	1,654,203	1,640,435
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 3.55%, 11/1/17(6)	45,738	45,440
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-4, Class A19, 5.25%, 5/25/34	4,276	4,367
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2005-3, Class 1A1, VRN, 5.41%, 11/1/17(6)	795,888	762,828
CSMC 2017-HL2 Trust, Series 2017-HL2, Class A3 SEQ, VRN, 3.50%, 11/1/17(1)(6)	2,100,000	2,134,125
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 3.34%, 11/1/17(6)	3,608	3,576
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2, VRN, 3.06%, 11/1/17(6)	513,583	459,290
Flagstar Mortgage Trust 2017-2, Series 2017-2, Class A5 SEQ, VRN, 3.50%, 11/1/17(1)(6)	2,100,000	2,134,125
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A5 SEQ, 5.25%, 7/25/35	14,193	14,808
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 3.28%, 11/1/17(6)	994,538	1,017,342
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5, VRN, 3.51%, 11/1/17(6)	836,162	844,324
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 3.67%, 11/1/17(6)	617,781	618,954
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1, VRN, 3.61%, 11/1/17(6)	820,048	800,082
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 3.61%, 11/1/17(6)	8,492	8,616
JPMorgan Mortgage Trust, Series 2006-S1, Class 1A2 SEQ, 6.50%, 4/25/36	427,802	447,990
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 3.47%, 11/1/17(6)	1,256,512	1,291,766
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.97%, 11/1/17(6)	979,310	970,800
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A2, VRN, 2.97%, 11/1/17(6)	496,531	508,681
New Residential Mortgage Loan Trust, Series 2017-2A, Class A3, VRN, 4.00%, 11/1/17(1)(6)	2,143,561	2,232,722
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.82%, 11/1/17(6)	427	441
Residential Accredit Loans, Inc., Series 2006-QS17, Class A5, 6.00%, 12/25/36	896,028	787,361
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 11/1/17(1)(6)	4,317,905	4,416,851
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 2A1, VRN, 3.33%, 11/1/17(6)	1,837,948	1,848,281
Thornburg Mortgage Securities Trust, Series 2006-4, Class A2B, VRN, 3.30%, 11/27/17(6)	2,343,362	2,294,725

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates, Series 2005-AR7, Class A3, VRN, 3.22%, 11/1/17(6)	$897,036	$904,287
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-A, Class A1, VRN, 3.22%, 11/1/17(6)	11,911	12,317
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 3.08%, 11/1/17(6)	22,237	22,700
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	572,502	566,210
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-18, Class 1A1, 5.50%, 1/25/36	1,253,174	1,246,557
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 1A1, VRN, 3.38%, 11/1/17(6)	25,374	26,707
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 3.37%, 11/1/17(6)	21,157	21,751
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR12, Class 2A6, VRN, 3.29%, 11/1/17(6)	543,872	550,608
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 3.45%, 11/1/17(6)	6,381	6,461
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 4A8, VRN, 3.46%, 11/1/17(6)	5,000,000	5,102,890
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	29,340	29,375
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	586,535	582,516
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-4, Class 2A1, 6.00%, 4/25/36	3,007,887	2,988,015
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A10 SEQ, 6.00%, 7/25/36	24,940	25,174
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A15, 6.00%, 7/25/36	455,757	460,030
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-8, Class A9 SEQ, 6.00%, 7/25/36	19,952	20,139
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1, VRN, 3.27%, 11/1/17(6)	37,374	35,793
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 2A5 SEQ, VRN, 3.21%, 11/1/17(6)	1,348,344	1,312,754
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 1A1, VRN, 3.32%, 11/1/17(6)	1,717,648	1,676,240
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6 SEQ, VRN, 3.38%, 11/1/17(6)	11,097	11,199
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR12, Class 1A1, VRN, 3.75%, 11/1/17(6)	24,054	24,074
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 1A7 SEQ, VRN, 3.57%, 11/1/17(6)	2,446,022	2,339,053
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1, VRN, 3.62%, 11/1/17(6)	8,024	7,919
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR15, Class A1, VRN, 3.60%, 11/1/17(6)	6,549	6,429
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR16, Class A1, VRN, 3.72%, 11/1/17(6)	703,110	688,829
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR19, Class A1, VRN, 3.36%, 11/1/17(6)	549,448	512,330
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A3, VRN, 3.26%, 11/1/17(6)	504,891	509,671
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR5, Class 2A1, VRN, 3.33%, 11/1/17(6)	869,417	827,376
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR7, Class 2A1, VRN, 3.33%, 11/1/17(6)	542,889	524,363

	Principal Amount	Value
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-11, Class A3 SEQ, 6.00%, 8/25/37	$40,407	$40,511
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-12, Class A7, 5.50%, 9/25/37	17,105	17,230
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	31,083	31,383
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	9,110	9,343
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-15, Class A1, 6.00%, 11/25/37	553,002	550,912
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	13,826	14,484
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-8, Class 2A2, 6.00%, 7/25/37	244,231	245,891
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR7, Class A1, VRN, 3.66%, 11/1/17(6)	1,861,784	1,812,343
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	12,664	13,365
		55,805,068
U.S. Government Agency Collateralized Mortgage Obligations — 1.8%
FHLMC, Series 2015-HQ2, Class M3, VRN, 4.49%, 11/27/17, resets monthly off the 1-month LIBOR plus 3.25%	4,000,000	4,479,174
FHLMC, Series 2016-HQA3, Class M2, VRN, 2.59%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.35%	1,000,000	1,012,355
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.44%, 11/27/17, resets monthly off the 1-month LIBOR plus 1.20%	681,349	690,474
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.04%, 11/27/17, resets monthly off the 1-month LIBOR plus 0.80%	3,414,312	3,425,682
FNMA, Series 2014-C02, Class 1M2, VRN, 3.84%, 11/27/17, resets monthly off the 1-month LIBOR plus 2.60%	1,525,000	1,600,594
FNMA, Series 2014-C02, Class 2M2, VRN, 3.84%, 11/27/17, resets monthly off the 1-month LIBOR plus 2.60%	3,000,000	3,123,660
FNMA, Series 2016-C03, Class 2M2, VRN, 7.14%, 11/27/17, resets monthly off the 1-month LIBOR plus 5.90%	1,570,000	1,803,635
FNMA, Series 2016-C04, Class 1M2, VRN, 5.49%, 11/27/17, resets monthly off the 1-month LIBOR plus 4.25%	2,000,000	2,230,597
FNMA, Series 2017-C03, Class 1M2, VRN, 4.24%, 11/27/17, resets monthly off the 1-month LIBOR plus 3.00%	4,000,000	4,143,345
FNMA, Series 2017-C05, Class 1M2, VRN, 3.44%, 11/27/17, resets monthly off the 1-month LIBOR plus 2.20%	2,000,000	1,986,852
		24,496,368
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $78,728,242)		80,301,436
COMMERCIAL MORTGAGE-BACKED SECURITIES(5) — 5.2%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2014-ICTS, Class A, VRN, 2.04%, 11/15/17, resets monthly off the 1-month LIBOR plus 0.80%(1)	3,525,000	3,530,510

	Principal Amount	Value
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	$3,500,000	$3,567,620
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(1)	5,000,000	5,109,043
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class B, VRN, 4.71%, 11/1/17(6)	2,105,000	2,272,759
Commercial Mortgage Pass-Through Certificates, Series 2016-CR28, Class B, VRN, 4.65%, 11/1/17(6)	3,500,000	3,770,779
Commercial Mortgage Trust, Series 2014-LC17, Class C, VRN, 4.56%, 11/1/17(6)	1,960,000	1,945,486
Commercial Mortgage Trust, Series 2015-CR22, Class B, VRN, 3.93%, 11/1/17(6)	2,500,000	2,537,806
Core Industrial Trust, Series 2015-CALW, Class B, 3.25%, 2/10/34(1)	3,500,000	3,560,604
Core Industrial Trust, Series 2015-TEXW, Class B, 3.33%, 2/10/34(1)	2,825,000	2,867,876
Core Industrial Trust, Series 2015-WEST, Class A SEQ, 3.29%, 2/10/37(1)	3,600,000	3,679,434
DBCG Mortgage Trust, Series 2017-BBG, Class A, VRN, 1.94%, 11/15/17, resets monthly off the 1-month LIBOR plus 0.70%(1)	5,000,000	5,030,379
GS Mortgage Securities Corp. II, Series 2015-GC28, Class AS, 3.76%, 2/10/48	2,000,000	2,041,054
GS Mortgage Securities Corp. II, Series 2016-GS2, Class B, VRN, 3.76%, 11/1/17(6)	3,000,000	3,076,023
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A SEQ, 2.84%, 8/10/38(1)	3,000,000	2,937,238
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.17%, 11/10/17(1)(6)	3,690,000	3,782,175
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class B, VRN, 4.34%, 11/1/17(6)	2,200,000	2,278,176
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A4, 3.41%, 3/15/50	6,340,000	6,543,387
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class A, VRN, 2.14%, 11/15/17, resets monthly off the 1-month LIBOR plus 0.90%(1)	2,950,000	2,952,100
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class B, 3.46%, 8/15/49	3,000,000	2,971,305
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, VRN, 3.45%, 11/1/17(1)(6)	1,960,000	1,971,461
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	4,200,000	4,254,512
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $70,899,548)		70,679,727
ASSET-BACKED SECURITIES(5) — 3.8%
Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A SEQ, 2.46%, 7/20/20(1)	5,000,000	5,021,286
Avis Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class B, 3.42%, 12/20/21(1)	2,000,000	2,020,600
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(1)	2,114,321	2,114,735
Colony Starwood Homes, Series 2016-2A, Class A, VRN, 2.49%, 11/17/17, resets monthly off the 1-month LIBOR plus 1.25%(1)	4,975,985	5,022,462
Enterprise Fleet Financing LLC, Series 2015-2, Class A2 SEQ, 1.59%, 2/22/21(1)	966,725	966,583

	Principal Amount	Value
Hertz Fleet Lease Funding LP, Series 2016-1, Class A1, VRN, 2.34%, 11/10/17, resets monthly off the 1-month USD LIBOR plus 1.10%(1)	$1,939,526	$1,945,688
Hertz Vehicle Financing LLC, Series 2013-1A, Class A2 SEQ, 1.83%, 8/25/19(1)	3,775,000	3,772,748
Hertz Vehicle Financing LLC, Series 2013-1A, Class B2, 2.48%, 8/25/19(1)	2,625,000	2,614,249
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(1)	1,869,064	1,867,822
Honda Auto Receivables Owner Trust, Series 2017-1, Class A2 SEQ, 1.42%, 7/22/19	2,690,885	2,689,479
Hyundai Auto Receivables Trust, Series 2017-A, Class A2A SEQ, 1.48%, 2/18/20	3,600,000	3,602,067
Invitation Homes Trust, Series 2014-SFR3, Class A, VRN, 2.44%, 11/17/17, resets monthly off the 1-month LIBOR plus 1.20%(1)	517,762	518,163
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A SEQ, 2.51%, 5/20/30(1)	1,236,511	1,236,495
MVW Owner Trust, Series 2014-1A, Class B, 2.70%, 9/22/31(1)	82,085	81,212
MVW Owner Trust, Series 2015-1A, Class A SEQ, 2.52%, 12/20/32(1)	913,107	913,579
Progress Residential Trust, Series 2016-SFR2, Class A, VRN, 2.64%, 11/17/17, resets monthly off the 1-month LIBOR plus 1.40%(1)	1,975,000	1,996,798
Sierra Receivables Funding Co. LLC, Series 2017-1A, Class A SEQ, 2.91%, 3/20/34(1)	2,302,929	2,312,461
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A SEQ, 1.59%, 11/20/29(1)	821,743	821,050
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A SEQ, VRN, 2.28%, 11/20/17(1)(6)	597,125	597,217
Sierra Timeshare Receivables Funding LLC, Series 2014-1A, Class A SEQ, 2.07%, 3/20/30(1)	1,026,615	1,025,052
Sierra Timeshare Receivables Funding LLC, Series 2015-1A, Class A, 2.40%, 3/22/32(1)	626,005	625,326
Sierra Timeshare Receivables Funding LLC, Series 2015-2A, Class A, 2.43%, 6/20/32(1)	1,256,170	1,253,127
Sierra Timeshare Receivables Funding LLC, Series 2015-3A, Class A SEQ, 2.58%, 9/20/32(1)	2,204,392	2,210,685
Sierra Timeshare Receivables Funding LLC, Series 2016-1A, Class A SEQ, 3.08%, 3/21/33(1)	1,627,254	1,639,454
Sierra Timeshare Receivables Funding LLC, Series 2016-2A, Class A SEQ, 2.33%, 7/20/33(1)	1,723,611	1,719,385
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	2,761,547	2,750,394
TOTAL ASSET-BACKED SECURITIES (Cost $51,240,244)		51,338,117
U.S. TREASURY SECURITIES — 0.7%
U.S. Treasury Notes, 1.00%, 3/15/18(8) (Cost $9,001,420)	9,000,000	8,991,158
MUNICIPAL SECURITIES — 0.5%
Bay Area Toll Authority Rev., 6.92%, 4/1/40	365,000	519,508
Chicago GO, 7.05%, 1/1/29	400,000	443,816
Los Angeles Community College District GO, 6.75%, 8/1/49	600,000	914,496
Metropolitan Transportation Authority Rev., 6.69%, 11/15/40	195,000	273,556

	Principal Amount	Value
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	$175,000	$204,745
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	225,000	332,687
Pennsylvania Turnpike Commission Rev., 5.56%, 12/1/49	125,000	164,691
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	250,000	301,900
Rutgers The State University of New Jersey Rev., 5.67%, 5/1/40	200,000	243,194
Salt River Project Agricultural Improvement & Power District Rev., 4.84%, 1/1/41	415,000	492,945
San Diego County Water Authority Financing Corp. Rev., 6.14%, 5/1/49	100,000	139,209
San Francisco Public Utilities Commission Water Rev., 6.00%, 11/1/40	195,000	248,073
San Francisco Public Utilities Commission Water Rev., 6.95%, 11/1/50	580,000	853,743
Santa Clara Valley Transportation Authority Rev., 5.88%, 4/1/32	150,000	182,586
State of California GO, 7.55%, 4/1/39	400,000	618,200
State of California GO, 7.30%, 10/1/39	170,000	251,427
State of Illinois GO, 5.10%, 6/1/33	200,000	202,006
University of California Rev., 4.60%, 5/15/31	400,000	450,408
TOTAL MUNICIPAL SECURITIES (Cost $6,558,325)		6,837,190
TEMPORARY CASH INVESTMENTS(9) — 4.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $24,222,446), in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $23,693,680)		23,693,101
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $20,150,826), at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $19,752,187)		19,752,000
U.S. Treasury Bills, 1.04%, 11/9/17(8)(10)	14,650,000	14,646,887
TOTAL TEMPORARY CASH INVESTMENTS (Cost $58,091,788)		58,091,988
TOTAL INVESTMENT SECURITIES — 104.0% (Cost $1,378,980,968)		1,405,046,604
OTHER ASSETS AND LIABILITIES — (4.0)%		(53,677,522)
TOTAL NET ASSETS — 100.0%		$1,351,369,082

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	22,663,234	USD	1,259,593	Goldman Sachs & Co.	12/20/17	$(12,206)
AUD	169,547	USD	133,205	JPMorgan Chase Bank N.A.	12/20/17	(3,502)
AUD	340,294	USD	266,778	JPMorgan Chase Bank N.A.	12/20/17	(6,454)
AUD	341,106	USD	268,142	JPMorgan Chase Bank N.A.	12/20/17	(7,197)
BRL	827,264	USD	261,296	Morgan Stanley	12/20/17	(9,898)
BRL	1,250,674	USD	393,158	Morgan Stanley	12/20/17	(13,088)
BRL	1,277,864	USD	398,573	Morgan Stanley	12/20/17	(10,241)
BRL	5,335,167	USD	1,635,300	Morgan Stanley	12/20/17	(13,988)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	6,147,056	USD	1,884,906	Morgan Stanley	12/20/17	$(16,867)
BRL	1,323,045	USD	403,983	Morgan Stanley	12/20/17	(1,921)
CAD	162,792	USD	134,015	JPMorgan Chase Bank N.A.	12/20/17	(7,767)
CAD	161,750	USD	133,206	JPMorgan Chase Bank N.A.	12/20/17	(7,766)
CAD	165,736	USD	134,042	JPMorgan Chase Bank N.A.	12/20/17	(5,511)
CAD	665,125	USD	532,112	JPMorgan Chase Bank N.A.	12/20/17	(16,297)
CAD	39,820,856	USD	31,687,045	JPMorgan Chase Bank N.A.	12/20/17	(805,364)
CAD	334,261	USD	266,717	JPMorgan Chase Bank N.A.	12/20/17	(7,493)
CAD	1,717,672	USD	1,374,309	JPMorgan Chase Bank N.A.	12/20/17	(42,228)
CAD	170,400	USD	134,820	JPMorgan Chase Bank N.A.	12/20/17	(2,672)
CLP	1,705,067,043	USD	2,654,503	JPMorgan Chase Bank N.A.	12/20/17	23,007
COP	11,773,440,328	USD	3,993,366	Goldman Sachs & Co.	12/20/17	(140,448)
DKK	4,221,357	USD	674,087	JPMorgan Chase Bank N.A.	12/20/17	(11,357)
EUR	340,452	USD	404,124	JPMorgan Chase Bank N.A.	11/15/17	(7,283)
EUR	1,104,740	USD	1,305,801	JPMorgan Chase Bank N.A.	11/15/17	(18,081)
EUR	341,026	USD	402,962	JPMorgan Chase Bank N.A.	11/15/17	(5,452)
EUR	1,310,882	USD	1,546,136	JPMorgan Chase Bank N.A.	11/15/17	(18,130)
EUR	10,328,480	USD	12,248,896	JPMorgan Chase Bank N.A.	11/15/17	(209,694)
EUR	684,526	USD	804,265	JPMorgan Chase Bank N.A.	11/15/17	(6,360)
EUR	3,422,587	USD	4,035,103	JPMorgan Chase Bank N.A.	11/15/17	(45,628)
EUR	682,973	USD	803,123	JPMorgan Chase Bank N.A.	11/15/17	(7,028)
GBP	2,047,209	USD	2,711,915	Credit Suisse AG	12/20/17	11,142
GBP	101,263	USD	133,871	Credit Suisse AG	12/20/17	822
GBP	401,345	USD	533,538	Credit Suisse AG	12/20/17	304
GBP	196,048	USD	265,819	Credit Suisse AG	12/20/17	(5,049)
GBP	98,257	USD	133,625	Credit Suisse AG	12/20/17	(2,930)
GBP	775,057	USD	1,041,769	Credit Suisse AG	12/20/17	(10,842)
GBP	99,500	USD	134,088	Credit Suisse AG	12/20/17	(1,739)
GBP	1,388,131	USD	1,866,553	Credit Suisse AG	12/20/17	(20,156)
GBP	647,031	USD	850,089	Credit Suisse AG	12/20/17	10,546
GBP	101,603	USD	133,783	Credit Suisse AG	12/20/17	1,362
GBP	1,228,268	USD	1,637,250	Credit Suisse AG	12/20/17	(3,492)
GBP	407,840	USD	538,677	Credit Suisse AG	12/20/17	3,804
GBP	405,803	USD	536,748	Credit Suisse AG	12/20/17	3,024
GBP	4,697,928	USD	6,176,835	Credit Suisse AG	12/20/17	72,027
JPY	30,673,025	USD	272,334	Credit Suisse AG	11/15/17	(2,432)
JPY	90,609,762	USD	805,456	Credit Suisse AG	11/15/17	(8,150)
JPY	48,856,702	USD	435,412	Credit Suisse AG	11/15/17	(5,505)
JPY	15,059,124	USD	134,841	Credit Suisse AG	11/15/17	(2,331)
JPY	15,135,559	USD	134,097	Credit Suisse AG	11/15/17	(914)
JPY	753,982,250	USD	6,681,870	Credit Suisse AG	11/15/17	(47,326)
JPY	45,760,568	USD	402,546	Credit Suisse AG	11/15/17	117
KRW	4,597,156,746	USD	4,010,501	Morgan Stanley	12/21/17	101,954
KRW	758,754,272	USD	670,633	Morgan Stanley	12/21/17	8,122
MXN	2,358,861	USD	130,849	JPMorgan Chase Bank N.A.	12/20/17	(8,811)
MYR	99,379,129	USD	23,712,510	Goldman Sachs & Co.	12/20/17	(209,909)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	1,124,756	USD	266,265	Goldman Sachs & Co.	12/20/17	$(266)
MYR	564,102	USD	133,579	Goldman Sachs & Co.	12/20/17	(172)
MYR	1,134,717	USD	268,967	Goldman Sachs & Co.	12/20/17	(613)
NOK	619,068,104	USD	79,080,279	JPMorgan Chase Bank N.A.	12/20/17	(3,194,891)
NOK	3,116,239	USD	399,614	JPMorgan Chase Bank N.A.	12/20/17	(17,626)
NOK	1,103,437	USD	135,163	JPMorgan Chase Bank N.A.	12/20/17	96
NZD	360,530	USD	263,430	JPMorgan Chase Bank N.A.	12/20/17	(16,929)
NZD	3,841,379	USD	2,636,792	JPMorgan Chase Bank N.A.	12/20/17	(10,369)
PEN	12,855,818	USD	3,952,960	Morgan Stanley	12/20/17	(6,532)
PEN	435,711	USD	132,960	Morgan Stanley	12/20/17	793
PHP	1,019,009,435	USD	19,894,757	Goldman Sachs & Co.	12/20/17	(262,807)
PHP	13,585,062	USD	264,558	Goldman Sachs & Co.	12/20/17	(2,832)
PHP	13,733,069	USD	264,831	Goldman Sachs & Co.	12/20/17	(253)
PHP	6,914,463	USD	133,577	Goldman Sachs & Co.	12/20/17	(365)
PHP	6,939,351	USD	134,001	Goldman Sachs & Co.	12/20/17	(309)
PLN	884,520	USD	247,363	Goldman Sachs & Co.	12/20/17	(4,307)
PLN	14,873,202	USD	4,079,320	Goldman Sachs & Co.	12/20/17	7,669
RUB	157,998,246	USD	2,734,717	Morgan Stanley	12/20/17	(47,515)
SEK	21,775,467	USD	2,677,726	JPMorgan Chase Bank N.A.	12/20/17	(68,903)
SEK	1,079,918	USD	133,868	JPMorgan Chase Bank N.A.	12/20/17	(4,488)
TRY	4,552,142	USD	1,294,473	Goldman Sachs & Co.	12/20/17	(111,552)
TRY	474,644	USD	130,447	Goldman Sachs & Co.	12/20/17	(7,106)
TRY	9,486,941	USD	2,596,388	Goldman Sachs & Co.	12/20/17	(131,109)
TRY	492,438	USD	132,031	Goldman Sachs & Co.	12/20/17	(4,066)
TRY	15,171,420	USD	4,007,878	Goldman Sachs & Co.	12/20/17	(65,429)
TWD	242,694,536	USD	7,998,106	JPMorgan Chase Bank N.A.	12/20/17	78,478
USD	1,276,564	ARS	23,166,454	Goldman Sachs & Co.	12/20/17	1,480
USD	15,235,289	AUD	19,009,775	JPMorgan Chase Bank N.A.	12/20/17	692,906
USD	222,485	AUD	278,180	JPMorgan Chase Bank N.A.	12/20/17	9,679
USD	134,241	AUD	166,496	JPMorgan Chase Bank N.A.	12/20/17	6,873
USD	225,044	AUD	286,376	JPMorgan Chase Bank N.A.	12/20/17	5,968
USD	454,957	AUD	594,251	JPMorgan Chase Bank N.A.	12/20/17	358
USD	223,894	AUD	285,197	JPMorgan Chase Bank N.A.	12/20/17	5,720
USD	134,143	AUD	170,928	JPMorgan Chase Bank N.A.	12/20/17	3,384
USD	134,468	AUD	172,319	JPMorgan Chase Bank N.A.	12/20/17	2,645
USD	134,718	AUD	172,055	JPMorgan Chase Bank N.A.	12/20/17	3,097
USD	3,638,929	BRL	11,369,106	Morgan Stanley	12/20/17	183,953
USD	527,344	BRL	1,650,799	Morgan Stanley	12/20/17	25,680
USD	63,071,558	CAD	76,689,023	JPMorgan Chase Bank N.A.	12/20/17	3,598,052
USD	784,579	CAD	963,047	JPMorgan Chase Bank N.A.	12/20/17	37,722
USD	271,080	CAD	337,603	JPMorgan Chase Bank N.A.	12/20/17	9,264
USD	209,001	CAD	269,390	JPMorgan Chase Bank N.A.	12/20/17	85
USD	193,727	CAD	240,588	JPMorgan Chase Bank N.A.	12/20/17	7,148
USD	193,142	CAD	241,663	JPMorgan Chase Bank N.A.	12/20/17	5,728
USD	70,935	CAD	88,644	JPMorgan Chase Bank N.A.	12/20/17	2,190
USD	807,063	CAD	1,040,007	JPMorgan Chase Bank N.A.	12/20/17	522

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	7,013,382	CHF	6,643,847	Credit Suisse AG	12/20/17	$331,748
USD	2,672,635	CHF	2,514,920	Credit Suisse AG	12/20/17	143,411
USD	135,025	CHF	127,176	Credit Suisse AG	12/20/17	7,126
USD	4,024,267	CHF	3,842,744	Credit Suisse AG	12/20/17	159,667
USD	6,782,987	CHF	6,639,866	Credit Suisse AG	12/20/17	105,357
USD	2,695,585	CLP	1,665,871,749	JPMorgan Chase Bank N.A.	12/20/17	79,625
USD	132,569	CLP	84,918,534	JPMorgan Chase Bank N.A.	12/20/17	(781)
USD	17,298,154	CLP	10,967,029,488	JPMorgan Chase Bank N.A.	12/20/17	76,348
USD	134,261	CLP	84,053,971	JPMorgan Chase Bank N.A.	12/20/17	2,269
USD	3,956,240	COP	11,787,341,100	Goldman Sachs & Co.	12/20/17	98,774
USD	1,727,261	CZK	37,376,194	Goldman Sachs & Co.	12/20/17	25,430
USD	3,135,544	DKK	19,296,508	JPMorgan Chase Bank N.A.	12/20/17	106,098
USD	269,813	DKK	1,702,932	JPMorgan Chase Bank N.A.	12/20/17	2,462
USD	269,714	DKK	1,701,651	JPMorgan Chase Bank N.A.	12/20/17	2,564
USD	241,589,670	EUR	204,776,055	JPMorgan Chase Bank N.A.	11/15/17	2,896,241
USD	3,049,439	EUR	2,600,703	JPMorgan Chase Bank N.A.	11/15/17	17,977
USD	404,648	EUR	342,511	JPMorgan Chase Bank N.A.	11/15/17	5,406
USD	3,396,964	EUR	2,872,145	JPMorgan Chase Bank N.A.	11/15/17	49,101
USD	150,837	EUR	127,039	JPMorgan Chase Bank N.A.	11/15/17	2,757
USD	1,450,062	EUR	1,222,299	JPMorgan Chase Bank N.A.	11/15/17	25,312
USD	538,973	EUR	453,497	JPMorgan Chase Bank N.A.	11/15/17	10,363
USD	1,101,620	EUR	931,485	JPMorgan Chase Bank N.A.	11/15/17	15,852
USD	135,189	EUR	114,649	JPMorgan Chase Bank N.A.	11/15/17	1,551
USD	1,485,671	EUR	1,262,145	JPMorgan Chase Bank N.A.	11/15/17	14,475
USD	328,568	EUR	279,084	JPMorgan Chase Bank N.A.	11/15/17	3,259
USD	1,574,052	EUR	1,352,846	JPMorgan Chase Bank N.A.	11/15/17	(2,867)
USD	135,232	EUR	116,335	JPMorgan Chase Bank N.A.	11/15/17	(372)
USD	3,655,570	EUR	3,136,054	JPMorgan Chase Bank N.A.	11/15/17	86
USD	783,032	EUR	671,514	JPMorgan Chase Bank N.A.	11/15/17	294
USD	44,229,280	GBP	33,627,529	Credit Suisse AG	12/20/17	(499,761)
USD	403,947	GBP	305,469	Credit Suisse AG	12/20/17	(2,367)
USD	404,327	GBP	301,984	Credit Suisse AG	12/20/17	2,648
USD	167,940	GBP	125,102	Credit Suisse AG	12/20/17	1,538
USD	22,247,438	GBP	16,465,923	Credit Suisse AG	12/20/17	345,592
USD	158,526	GBP	116,970	Credit Suisse AG	12/20/17	2,940
USD	561,507	GBP	416,672	Credit Suisse AG	12/20/17	7,279
USD	2,647,919	GBP	1,988,442	Credit Suisse AG	12/20/17	3,029
USD	163,107	GBP	122,864	Credit Suisse AG	12/20/17	(318)
USD	268,810	GBP	201,962	Credit Suisse AG	12/20/17	174
USD	135,171	GBP	102,526	Credit Suisse AG	12/20/17	(1,202)
USD	2,531,003	GBP	1,912,379	Credit Suisse AG	12/20/17	(12,713)
USD	403,913	GBP	306,086	Credit Suisse AG	12/20/17	(3,222)
USD	353,080	GBP	268,603	Credit Suisse AG	12/20/17	(4,197)
USD	404,255	GBP	306,591	Credit Suisse AG	12/20/17	(3,551)
USD	2,345,765	GBP	1,781,373	Credit Suisse AG	12/20/17	(23,695)
USD	1,199,297	GBP	904,035	Credit Suisse AG	12/20/17	(3,188)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,012,984	GBP	1,526,155	Credit Suisse AG	12/20/17	$(17,004)
USD	271,402	GBP	205,530	Credit Suisse AG	12/20/17	(1,980)
USD	236,301	GBP	177,613	Credit Suisse AG	12/20/17	52
USD	695,103	HUF	176,271,995	JPMorgan Chase Bank N.A.	12/20/17	34,250
USD	3,980,890	HUF	1,052,627,012	JPMorgan Chase Bank N.A.	12/20/17	34,534
USD	135,450	HUF	35,610,842	JPMorgan Chase Bank N.A.	12/20/17	1,943
USD	3,938,450	INR	254,226,924	Goldman Sachs & Co.	12/20/17	29,122
USD	132,496	INR	8,735,478	Goldman Sachs & Co.	12/20/17	(1,832)
USD	177,420,693	JPY	19,932,966,523	Credit Suisse AG	11/15/17	2,023,789
USD	403,007	JPY	45,307,951	Credit Suisse AG	11/15/17	4,327
USD	269,062	JPY	30,199,888	Credit Suisse AG	11/15/17	3,323
USD	544,330	JPY	60,968,934	Credit Suisse AG	11/15/17	7,843
USD	135,148	JPY	15,082,244	Credit Suisse AG	11/15/17	2,435
USD	437,007	JPY	48,759,091	Credit Suisse AG	11/15/17	7,959
USD	109,503	JPY	12,278,903	Credit Suisse AG	11/15/17	1,456
USD	219,118	JPY	24,719,244	Credit Suisse AG	11/15/17	1,605
USD	269,270	JPY	30,645,078	Credit Suisse AG	11/15/17	(386)
USD	328,253	JPY	37,344,819	Credit Suisse AG	11/15/17	(357)
USD	3,904,734	JPY	443,491,044	Credit Suisse AG	11/15/17	2,306
USD	494,195	JPY	56,145,770	Credit Suisse AG	11/15/17	150
USD	4,799,534	KRW	5,416,514,187	Morgan Stanley	12/21/17	(45,889)
USD	133,175	KRW	150,221,685	Morgan Stanley	12/21/17	(1,208)
USD	679,649	KRW	759,440,178	Morgan Stanley	12/21/17	281
USD	5,260,350	MXN	94,589,506	JPMorgan Chase Bank N.A.	12/20/17	366,688
USD	131,204	MXN	2,365,176	JPMorgan Chase Bank N.A.	12/20/17	8,839
USD	130,592	MXN	2,366,500	JPMorgan Chase Bank N.A.	12/20/17	8,159
USD	671,816	MXN	12,340,068	JPMorgan Chase Bank N.A.	12/20/17	33,393
USD	132,871	MYR	557,792	Goldman Sachs & Co.	12/20/17	956
USD	75,022,691	NOK	579,733,524	JPMorgan Chase Bank N.A.	12/20/17	3,958,937
USD	401,097	NOK	3,100,963	JPMorgan Chase Bank N.A.	12/20/17	20,981
USD	2,295,306	NOK	18,098,928	JPMorgan Chase Bank N.A.	12/20/17	76,739
USD	9,372,859	NZD	12,993,857	JPMorgan Chase Bank N.A.	12/20/17	488,715
USD	133,889	NZD	184,710	JPMorgan Chase Bank N.A.	12/20/17	7,599
USD	903,131	NZD	1,256,090	JPMorgan Chase Bank N.A.	12/20/17	44,319
USD	133,744	NZD	186,972	JPMorgan Chase Bank N.A.	12/20/17	5,908
USD	1,018,613	NZD	1,489,486	JPMorgan Chase Bank N.A.	12/20/17	224
USD	3,980,972	PEN	13,071,523	Morgan Stanley	12/20/17	(31,672)
USD	131,668	PHP	6,775,617	Goldman Sachs & Co.	12/20/17	1,131
USD	2,774,737	PLN	9,821,291	Goldman Sachs & Co.	12/20/17	75,957
USD	4,022,554	PLN	14,531,478	Goldman Sachs & Co.	12/20/17	29,467
USD	2,618,814	RUB	153,551,541	Morgan Stanley	12/20/17	7,241
USD	3,978,656	SEK	31,471,170	JPMorgan Chase Bank N.A.	12/20/17	208,233
USD	3,265,841	SEK	25,752,091	JPMorgan Chase Bank N.A.	12/20/17	180,595
USD	189,648	SEK	1,502,706	JPMorgan Chase Bank N.A.	12/20/17	9,615
USD	133,493	SEK	1,085,044	JPMorgan Chase Bank N.A.	12/20/17	3,498
USD	190,679	SEK	1,529,716	JPMorgan Chase Bank N.A.	12/20/17	7,410

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,690,098	SEK	22,455,080	JPMorgan Chase Bank N.A.	12/20/17	$(147)
USD	208,017	SEK	1,735,737	JPMorgan Chase Bank N.A.	12/20/17	66
USD	1,545,664	SGD	2,073,515	JPMorgan Chase Bank N.A.	12/20/17	23,865
USD	1,998,697	SGD	2,688,556	JPMorgan Chase Bank N.A.	12/20/17	25,506
USD	50,981,420	THB	1,686,210,471	Goldman Sachs & Co.	12/20/17	240,804
USD	400,903	THB	13,357,672	Goldman Sachs & Co.	12/20/17	(1,050)
USD	134,487	THB	4,473,030	Goldman Sachs & Co.	12/20/17	(113)
USD	3,905,115	TRY	15,092,096	Goldman Sachs & Co.	12/20/17	(16,721)
USD	3,911,198	TRY	15,085,489	Goldman Sachs & Co.	12/20/17	(8,921)
USD	3,977,577	TWD	120,719,449	JPMorgan Chase Bank N.A.	12/20/17	(39,823)
USD	2,605,519	ZAR	33,933,501	Goldman Sachs & Co.	12/20/17	225,134
USD	953,459	ZAR	12,590,141	Goldman Sachs & Co.	12/20/17	70,280
USD	3,939,737	ZAR	55,447,068	Goldman Sachs & Co.	12/20/17	50,207
USD	3,990,544	ZAR	57,030,854	Goldman Sachs & Co.	12/20/17	(10,086)
USD	269,335	ZAR	3,820,545	Goldman Sachs & Co.	12/20/17	1,329
ZAR	57,236,833	USD	4,122,830	Goldman Sachs & Co.	12/20/17	(107,751)
						$11,218,524

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-OAT 10-Year Bonds	73	December 2017	EUR	7,300,000	$13,389,456	$173,937
Euro-Schatz 2-Year Bonds	299	December 2017	EUR	29,900,000	39,100,777	39,548
Korean Treasury 10-Year Bonds	113	December 2017	KRW	11,300,000,000	12,191,110	(340,104)
U.S. Treasury 2-Year Notes	90	December 2017	USD	18,000,000	19,382,344	(91,609)
U.S. Treasury 5-Year Notes	579	December 2017	USD	57,900,000	67,851,562	(663,076)
U.S. Treasury 10-Year Notes	80	December 2017	USD	8,000,000	9,995,000	(172,055)
U.S. Treasury 10-Year Ultra Notes	22	December 2017	USD	2,200,000	2,946,281	(61,925)
U.S. Treasury Long Bonds	22	December 2017	USD	2,200,000	3,354,312	(87,362)
U.S. Treasury Ultra Bonds	151	December 2017	USD	15,100,000	24,881,969	(476,616)
					$193,092,811	$(1,679,262)

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	419	December 2017	EUR	41,900,000	$64,318,120	$(128,819)
Euro-Bund 10-Year Bonds	86	December 2017	EUR	8,600,000	16,303,816	(93,030)
U.K. Gilt 10-Year Bonds	219	December 2017	GBP	21,900,000	36,163,227	852,537
					$116,785,163	$630,688

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$65,970,000	$5,233,283	$679,225	$5,912,508
Markit CDX North America Investment Grade Index Series 29	Sell	1.00%	12/20/22	$12,000,000	233,322	56,640	289,962
					$5,466,605	$735,865	$6,202,470

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notational amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**
The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notational amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	11/15/26	$3,000,000	$532	$(39,501)	$(38,969)
CPURNSA	Receive	2.28%	11/16/26	$3,000,000	532	(49,471)	(48,939)
CPURNSA	Receive	2.27%	11/21/26	$3,000,000	532	(48,239)	(47,707)
CPURNSA	Receive	2.17%	5/10/27	$16,400,000	645	(112,127)	(111,482)
					$2,241	$(249,338)	$(247,097)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.26%	11/15/26	$3,000,000	$(44,146)
Bank of America N.A.	CPURNSA	Receive	2.29%	11/16/26	$3,000,000	(52,024)
Bank of America N.A.	CPURNSA	Receive	2.28%	11/21/26	$3,000,000	(48,879)
Bank of America N.A.	CPURNSA	Receive	2.22%	4/13/27	$4,000,000	(54,538)
Barclays Bank plc	CPURNSA	Receive	2.25%	11/15/26	$3,000,000	(40,488)
Barclays Bank plc	CPURNSA	Receive	2.28%	11/16/26	$3,000,000	(50,191)
Barclays Bank plc	CPURNSA	Receive	2.26%	11/21/26	$3,000,000	(45,065)
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$3,000,000	(39,574)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$3,000,000	(50,496)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/21/26	$3,000,000	(50,405)
						$(475,806)

*	Amount represents value and unrealized appreciation (depreciation).

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Bank of America N.A	BZDIOVRA	Receive	9.60%	1/2/19	BRL	295,581,614	$(2,528,422)
Bank of America N.A.	BZDIOVRA	Pay	10.78%	1/2/23	BRL	87,539,414	1,783,513
Barclays Bank plc	BZDIOVRA	Receive	7.29%	1/2/19	BRL	521,175,808	13,158
Barclays Bank plc	BZDIOVRA	Pay	9.51%	1/2/23	BRL	91,485,315	(207,917)
Morgan Stanley	BZDIOVRA	Receive	8.71%	1/2/19	BRL	159,476,942	(772,385)
Morgan Stanley	BZDIOVRA	Pay	10.24%	1/2/23	BRL	43,765,238	462,785
Morgan Stanley	BZDIOVRA	Receive	7.51%	1/2/19	BRL	381,058,977	(233,786)
							$(1,483,054)

*	Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
ARS	-	Argentine Peso	LIBOR	-	London Interbank Offered Rate
AUD	-	Australian Dollar	MTN	-	Medium Term Note
BRL	-	Brazilian Real	MXN	-	Mexican Peso
BZDIOVRA	-	Brazil Interbank Deposit Rate	MYR	-	Malaysian Ringgit
CAD	-	Canadian Dollar	NOK	-	Norwegian Krone
CDX	-	Credit Derivatives Indexes	NZD	-	New Zealand Dollar
CHF	-	Swiss Franc	PEN	-	Peruvian Sol
CLP	-	Chilean Peso	PHP	-	Philippine Peso
COP	-	Colombian Peso	PLN	-	Polish Zloty
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index	resets	-	The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
CZK	-	Czech Koruna	RUB	-	Russian Ruble
DKK	-	Danish Krone	SEK	-	Swedish Krona
EUR	-	Euro	SEQ	-	Sequential Payer
FHLMC	-	Federal Home Loan Mortgage Corporation	SGD	-	Singapore Dollar
FNMA	-	Federal National Mortgage Association	THB	-	Thai Baht
GBP	-	British Pound	TRY	-	Turkish Lira
GNMA	-	Government National Mortgage Association	TWD	-	Taiwanese Dollar
GO	-	General Obligation	USD	-	United States Dollar
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
HUF	-	Hungarian Forint	ZAR	-	South African Rand
INR	-	Indian Rupee
JPY	-	Japanese Yen
KRW	-	South Korean Won

† Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $246,176,274, which represented 18.2% of total net assets.

(2)	Security is a zero-coupon bond.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

(7)	Forward commitment. Settlement date is indicated.

(8)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on forward commitments, forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $9,458,281.

(9)
Category includes collateral received at the custodian bank for margin requirements on forward foreign currency exchange contracts. At the period end, the aggregate value of cash deposits received was $270,000.

(10)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $1,378,980,968)	$1,405,046,604
Cash	291,977
Foreign deposits with broker for futures contracts, at value (cost of $398,948)	413,109
Receivable for investments sold	119,033
Receivable for capital shares sold	430,813
Receivable for variation margin on futures contracts	39,030
Receivable for variation margin on swap agreements	113,481
Unrealized appreciation on forward foreign currency exchange contracts	17,809,644
Swap agreements, at value	2,259,456
Interest receivable	10,042,788
1,436,565,935

Liabilities
Foreign currency overdraft payable, at value (cost of $102,232)	102,671
Payable for collateral received for forward foreign currency exchange contracts	270,000
Payable for investments purchased	73,500,547
Payable for capital shares redeemed	202,196
Payable for variation margin on futures contracts	75,792
Unrealized depreciation on forward foreign currency exchange contracts	6,591,120
Swap agreements, at value	4,218,316
Accrued management fees	234,051
Distribution and service fees payable	2,160
85,196,853

Net Assets	$1,351,369,082

Net Assets Consist of:
Capital paid in	$1,301,859,931
Undistributed net investment income	11,206,954
Undistributed net realized gain	3,522,945
Net unrealized appreciation	34,779,252
$1,351,369,082

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$294,534,819	28,440,122	$10.36
I Class	$11,856,407	1,141,825	$10.38
Y Class	$5,124	493	$10.39
A Class	$2,156,716	209,207	$10.31*
C Class	$1,824,159	179,311	$10.17
R Class	$145,953	14,223	$10.26
R5 Class	$32,206,467	3,100,641	$10.39
R6 Class	$1,488,934	143,296	$10.39
G Class	$1,007,150,503	96,777,444	$10.41
*Maximum offering price $10.80 (net asset value divided by 0.955).

 See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Interest	$27,760,986

Expenses:
Management fees	10,040,175
Distribution and service fees:
A Class	13,955
C Class	32,203
R Class	428
Trustees' fees and expenses	79,091
Other expenses	33,355
10,199,207
Fees waived(1)	(3,006,296)
7,192,911

Net investment income (loss)	20,568,075

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	10,074,941
Forward foreign currency exchange contract transactions	5,724,793
Futures contract transactions	2,224,943
Swap agreement transactions	954,863
Foreign currency translation transactions	(74,102)
18,905,438

Change in net unrealized appreciation (depreciation) on:
Investments	6,415,743
Forward foreign currency exchange contracts	(9,595,144)
Futures contracts	(1,388,195)
Swap agreements	(1,702,927)
Translation of assets and liabilities in foreign currencies	170,052
(6,100,471)

Net realized and unrealized gain (loss)	12,804,967

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,373,042

(1)
Amount consists of $335,211, $3,828, $4, $6,698, $3,865, $103, $785,922, $101,828 and $1,768,837 for Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$20,568,075	$14,706,886
Net realized gain (loss)	18,905,438	(11,172,998)
Change in net unrealized appreciation (depreciation)	(6,100,471)	48,440,736
Net increase (decrease) in net assets resulting from operations	33,373,042	51,974,624

Distributions to Shareholders
From net investment income:
Investor Class	(2,968,471)	(994,718)
A Class	(83,113)	(24,034)
C Class	(6,117)	(1,212)
R Class	(263)	(72)
R5 Class	(11,175,900)	(3,641,614)
R6 Class	(1,505,807)	(321,334)
From net realized gains:
Investor Class	(742,236)	—
A Class	(26,663)	—
C Class	(12,642)	—
R Class	(117)	—
R5 Class	(2,372,010)	—
R6 Class	(304,186)	—
Decrease in net assets from distributions	(19,197,525)	(4,982,984)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	131,338,951	151,014,125

Net increase (decrease) in net assets	145,514,468	198,005,765

Net Assets
Beginning of period	1,205,854,614	1,007,848,849
End of period	$1,351,369,082	$1,205,854,614

Undistributed (distributions in excess of) net investment income	$11,206,954	$(8,196,568)

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Global Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek long-term total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class), R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the G class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 93% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended October 31, 2017, the investment advisor agreed to waive 0.12% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2018 and cannot terminate it prior to such date without the approval of the Board of Trustees. Effective July 28, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The annual management fee and the effective annual management fee after waiver for each class for the period ended October 31, 2017 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	0.95%	0.83%
I Class	0.85%	0.73%
Y Class	0.75%	0.63%
A Class	0.95%	0.83%
C Class	0.95%	0.83%
R Class	0.95%	0.83%
R5 Class	0.75%	0.63%
R6 Class	0.70%	0.58%
G Class	0.70%	0.00%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $1,817,360,054, of which $871,036,830 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $1,706,421,831, of which $870,662,434 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	4,649,418	$47,097,131	4,224,794	$42,509,590
Issued in reinvestment of distributions	370,083	3,700,038	101,891	994,455
Redeemed	(2,187,286)	(22,281,031)	(1,475,601)	(14,719,308)
	2,832,215	28,516,138	2,851,084	28,784,737
I Class			N/A
Sold	1,162,741	11,976,601
Redeemed	(20,916)	(217,114)
	1,141,825	11,759,487
Y Class			N/A
Sold	493	5,000
A Class
Sold	121,215	1,227,484	787,899	7,881,459
Issued in reinvestment of distributions	10,936	109,001	2,435	23,721
Redeemed	(829,922)	(8,392,635)	(443,590)	(4,465,296)
	(697,771)	(7,056,150)	346,744	3,439,884
C Class
Sold	15,173	151,490	430,034	4,242,958
Issued in reinvestment of distributions	629	6,215	93	901
Redeemed	(296,410)	(2,969,427)	(26,572)	(267,430)
	(280,608)	(2,811,722)	403,555	3,976,429
R Class
Sold	10,543	106,699	2,462	24,873
Issued in reinvestment of distributions	38	380	8	72
Redeemed	(1,117)	(11,293)	(299)	(3,048)
	9,464	95,786	2,171	21,897
R5 Class
Sold	9,113,393	92,123,729	13,580,611	137,428,131
Issued in reinvestment of distributions	1,353,329	13,547,910	372,734	3,641,614
Redeemed	(88,213,711)	(906,962,491)	(6,122,727)	(61,067,438)
	(77,746,989)	(801,290,852)	7,830,618	80,002,307
R6 Class
Sold	3,989,569	40,436,853	3,905,996	39,511,355
Issued in reinvestment of distributions	180,819	1,809,993	32,890	321,334
Redeemed	(13,217,020)	(135,904,020)	(503,190)	(5,043,818)
	(9,046,632)	(93,657,174)	3,435,696	34,788,871
G Class			N/A
Sold	97,393,395	1,002,138,851
Redeemed	(615,951)	(6,360,413)
	96,777,444	995,778,438
Net increase (decrease)	12,989,441	$131,338,951	14,869,868	$151,014,125

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the I Class and Y Class and July 28, 2017 (commencement of sale) through October 31, 2017 for the G Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$540,577,082	—
Corporate Bonds	—	465,848,811	—
U.S. Government Agency Mortgage-Backed Securities	—	122,381,095	—
Collateralized Mortgage Obligations	—	80,301,436	—
Commercial Mortgage-Backed Securities	—	70,679,727	—
Asset-Backed Securities	—	51,338,117	—
U.S. Treasury Securities	—	8,991,158	—
Municipal Securities	—	6,837,190	—
Temporary Cash Investments	—	58,091,988	—
	—	$1,405,046,604	—
Other Financial Instruments
Futures Contracts	—	$1,066,022	—
Swap Agreements	—	8,461,926	—
Forward Foreign Currency Exchange Contracts	—	17,809,644	—
	—	$27,337,592	—

Liabilities
Other Financial Instruments
Futures Contracts	$1,552,643	$561,953	—
Swap Agreements	—	4,465,413	—
Forward Foreign Currency Exchange Contracts	—	6,591,120	—
	$1,552,643	$11,618,486	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation

(depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $25,272,200.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $968,338,804.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $143,148,036 futures contracts purchased and $68,956,781 futures contracts sold.

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements during the period was $195,430,212.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $46,533,333.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$104,414	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	17,809,644	Unrealized depreciation on forward foreign currency exchange contracts	$6,591,120
Interest Rate Risk	Receivable for variation margin on futures contracts*	39,030	Payable for variation margin on futures contracts*	75,792
Interest Rate Risk	Swap agreements	2,259,456	Swap agreements	3,742,510
Other Contracts	Receivable for variation margin on swap agreements*	9,067	Payable for variation margin on swap agreements*	—
Other Contracts	Swap agreements	—	Swap agreements	475,806
		$20,221,611		$10,885,228

*	Included in the unrealized appreciation (depreciation) on centrally cleared swap agreements and futures contracts, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$1,469,715	Change in net unrealized appreciation (depreciation) on swap agreements	$505,271
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	5,724,793	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(9,595,144)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	2,224,943	Change in net unrealized appreciation (depreciation) on futures contracts	(1,388,195)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(514,852)	Change in net unrealized appreciation (depreciation) on swap agreements	(1,483,054)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(725,144)
		$8,904,599		$(12,686,266)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A	$1,783,513	$(1,783,513)	—	—
Barclays Bank plc	13,158	(13,158)	—	—
Credit Suisse AG	3,268,902	(684,807)	—	$2,584,095
Goldman Sachs & Co.	857,740	(857,740)	—	—
JPMorgan Chase Bank N.A.	13,354,978	(4,607,271)	$(270,000)	8,477,707
Morgan Stanley	790,809	(790,809)	—	—
	$20,069,100	$(8,737,298)	$(270,000)	$11,061,802

Liabilities
Bank of America N.A	$2,728,009	$(1,783,513)	$(907,009)	$37,487
Barclays Bank plc	343,661	(13,158)	—	330,503
Credit Suisse AG	684,807	(684,807)	—	—
Goldman Sachs & Co.	1,240,698	(857,740)	—	382,958
JPMorgan Chase Bank N.A.	4,607,271	(4,607,271)	—	—
Morgan Stanley	1,204,990	(790,809)	(414,181)	—
	$10,809,436	$(8,737,298)	$(1,321,190)	$750,948

*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	$19,197,525	$4,982,984
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses, were made to undistributed net investment income $14,575,118 and undistributed net realized gain $(14,575,118).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,381,133,684
Gross tax appreciation of investments	$33,648,592
Gross tax depreciation of investments	(9,735,672)
Net tax appreciation (depreciation) of investments	23,912,920
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(2,291,406)
Net tax appreciation (depreciation)	$21,621,514
Other book-to-tax adjustments	$(250,522)
Undistributed ordinary income	$27,913,474
Accumulated long-term gains	$224,685

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$10.28	0.13	0.09	0.22	(0.11)	(0.03)	(0.14)	$10.36	2.23%	0.84%	0.96%	1.32%	1.20%	130%	$294,535
2016	$9.86	0.12	0.34	0.46	(0.04)	—	(0.04)	$10.28	4.72%	0.84%	0.96%	1.18%	1.06%	106%	$263,312
2015(3)	$9.71	0.04	0.11	0.15	—	—	—	$9.86	1.54%	0.87%(4)	0.96%(4)	1.08%(4)	0.99%(4)	37%	$224,271
2015	$9.93	0.08	0.14(5)	0.22	(0.44)	—	(0.44)	$9.71	2.18%	0.95%	0.95%	0.73%	0.73%	114%	$219,606
2014	$9.98	0.16	0.25	0.41	(0.42)	(0.04)	(0.46)	$9.93	4.25%	0.96%	0.96%	1.64%	1.64%	71%	$10,704
2013	$10.19	0.13	0.01	0.14	(0.34)	(0.01)	(0.35)	$9.98	1.34%	0.96%	0.96%	1.31%	1.31%	68%	$9,590
I Class
2017(6)	$10.14	0.09	0.15	0.24	—	—	—	$10.38	2.37%	0.74%(4)	0.86%(4)	1.51%(4)	1.39%(4)	130%(7)	$11,856
Y Class
2017(6)	$10.14	0.09	0.16	0.25	—	—	—	$10.39	2.47%	0.64%(4)	0.76%(4)	1.59%(4)	1.47%(4)	130%(7)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$10.24	0.10	0.09	0.19	(0.09)	(0.03)	(0.12)	$10.31	1.88%	1.09%	1.21%	1.07%	0.95%	130%	$2,157
2016	$9.83	0.09	0.36	0.45	(0.04)	—	(0.04)	$10.24	4.55%	1.09%	1.21%	0.93%	0.81%	106%	$9,284
2015(3)	$9.69	0.03	0.11	0.14	—	—	—	$9.83	1.44%	1.12%(4)	1.21%(4)	0.83%(4)	0.74%(4)	37%	$5,506
2015	$9.91	0.13	0.06(5)	0.19	(0.41)	—	(0.41)	$9.69	1.93%	1.20%	1.20%	0.48%	0.48%	114%	$3,033
2014	$9.97	0.14	0.24	0.38	(0.40)	(0.04)	(0.44)	$9.91	3.97%	1.21%	1.21%	1.39%	1.39%	71%	$7,268
2013	$10.18	0.11	—(8)	0.11	(0.31)	(0.01)	(0.32)	$9.97	1.11%	1.21%	1.21%	1.06%	1.06%	68%	$6,729
C Class
2017	$10.10	0.03	0.08	0.11	(0.01)	(0.03)	(0.04)	$10.17	1.13%	1.84%	1.96%	0.32%	0.20%	130%	$1,824
2016	$9.75	0.02	0.34	0.36	(0.01)	—	(0.01)	$10.10	3.72%	1.84%	1.96%	0.18%	0.06%	106%	$4,646
2015(3)	$9.64	—(8)	0.11	0.11	—	—	—	$9.75	1.14%	1.87%(4)	1.96%(4)	0.08%(4)	(0.01)%(4)	37%	$549
2015	$9.85	0.07	0.06(5)	0.13	(0.34)	—	(0.34)	$9.64	1.26%	1.95%	1.95%	(0.27)%	(0.27)%	114%	$629
2014	$9.93	0.06	0.25	0.31	(0.35)	(0.04)	(0.39)	$9.85	3.21%	1.96%	1.96%	0.64%	0.64%	71%	$2,847
2013	$10.15	0.03	—(8)	0.03	(0.24)	(0.01)	(0.25)	$9.93	0.32%	1.96%	1.96%	0.31%	0.31%	68%	$2,781

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$10.19	0.09	0.07	0.16	(0.06)	(0.03)	(0.09)	$10.26	1.63%	1.34%	1.46%	0.82%	0.70%	130%	$146
2016	$9.80	0.07	0.35	0.42	(0.03)	—	(0.03)	$10.19	4.28%	1.34%	1.46%	0.68%	0.56%	106%	$48
2015(3)	$9.67	0.02	0.11	0.13	—	—	—	$9.80	1.34%	1.37%(4)	1.46%(4)	0.58%(4)	0.49%(4)	37%	$25
2015	$9.89	0.12	0.05(5)	0.17	(0.39)	—	(0.39)	$9.67	1.67%	1.45%	1.45%	0.23%	0.23%	114%	$25
2014	$9.95	0.11	0.25	0.36	(0.38)	(0.04)	(0.42)	$9.89	3.78%	1.46%	1.46%	1.14%	1.14%	71%	$2,841
2013	$10.17	0.08	—(8)	0.08	(0.29)	(0.01)	(0.30)	$9.95	0.78%	1.46%	1.46%	0.81%	0.81%	68%	$2,739
R5 Class(9)
2017	$10.31	0.15	0.10	0.25	(0.14)	(0.03)	(0.17)	$10.39	2.43%	0.64%	0.76%	1.52%	1.40%	130%	$32,206
2016	$9.87	0.14	0.35	0.49	(0.05)	—	(0.05)	$10.31	4.98%	0.64%	0.76%	1.38%	1.26%	106%	$833,757
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.61%	0.67%(4)	0.76%(4)	1.28%(4)	1.19%(4)	37%	$720,700
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.28%	0.75%	0.75%	0.93%	0.93%	114%	$728,768
2014	$9.99	0.18	0.25	0.43	(0.43)	(0.04)	(0.47)	$9.95	4.50%	0.76%	0.76%	1.84%	1.84%	71%	$8,091
2013	$10.20	0.15	0.01	0.16	(0.36)	(0.01)	(0.37)	$9.99	1.53%	0.76%	0.76%	1.51%	1.51%	68%	$7,745

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2017	$10.32	0.16	0.08	0.24	(0.14)	(0.03)	(0.17)	$10.39	2.38%	0.59%	0.71%	1.57%	1.45%	130%	$1,489
2016	$9.87	0.14	0.36	0.50	(0.05)	—	(0.05)	$10.32	5.10%	0.59%	0.71%	1.43%	1.31%	106%	$94,808
2015(3)	$9.72	0.04	0.12	0.16	(0.01)	—	(0.01)	$9.87	1.64%	0.62%(4)	0.71%(4)	1.33%(4)	1.24%(4)	37%	$56,798
2015	$9.95	0.09	0.14(5)	0.23	(0.46)	—	(0.46)	$9.72	2.34%	0.70%	0.70%	0.98%	0.98%	114%	$53,780
2014(10)	$10.03	0.17	0.22	0.39	(0.43)	(0.04)	(0.47)	$9.95	4.12%	0.71%(4)	0.71%(4)	1.91%(4)	1.91%(4)	71%(11)	$26
G Class
2017(12)	$10.29	0.06	0.06	0.12	—	—	—	$10.41	1.17%	0.01%(4)	0.71%(4)	2.27%(4)	1.57%(4)	130%(7)	$1,007,151

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Annualized.

(5)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	Per-share amount was less than $0.005.

(9)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

(10)	July 26, 2013 (commencement of sale) through June 30, 2014.

(11)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

(12)	July 28, 2017 (commencement of sale) through October 31, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Global Bond Fund (one of the three funds constituting the American Century International Bond Funds, hereafter referred to as the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2017

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,500,381 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended October 31, 2017.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90984 1712

Annual Report

October 31, 2017

International Bond Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2017. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

‘Risk-On’ Sentiment Sparked Strong Gains Among Stocks

U.S. stocks delivered robust double-digit gains for the reporting period. The “risk-on” rally began early in the period, following Donald Trump’s election victory in November 2016. Investor expectations for President Trump’s administration to usher in pro-growth policies and reforms drove stock prices higher. In addition, healthy corporate earnings growth and improving gross domestic product (GDP) and other economic data provided additional support for stocks. Against this backdrop, the S&P 500 Index reached several milestone levels during the period and returned 23.63%. In terms of equity styles, riskier and economically sensitive stocks generally remained in favor. For example, small-cap stocks generally outperformed their mid- and large-cap peers, while growth stocks broadly outperformed their value counterparts across the capitalization spectrum. Real estate investment trusts (REITs) advanced, but global property stocks significantly underperformed the broader stock market as interest rates increased, most notably in the U.S., where the Federal Reserve (Fed) raised rates three times during the period.

As stocks soared in the post-election environment, global bonds sold off sharply. President Trump’s policy agenda fueled inflation fears that sent global bond yields sharply higher in late 2016. However, broad bond market performance generally recovered beginning in early 2017, advancing on subdued inflation and continued central bank accommodation to post modest gains for the entire reporting period. Investor preferences for risk also extended to the global fixed-income market, where high-yield corporate and emerging markets bonds were top performers.

As Congress considers tax cuts and other pro-growth reforms and the Fed and other central banks pursue policy normalization, investors likely will face new opportunities and challenges in the months ahead. We continue to believe in a disciplined, diversified, and risk-aware approach, using professionally managed portfolios in pursuit of investment goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of October 31, 2017
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BEGBX	1.09%	-1.48%	1.22%	—	1/7/92
Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged)	—	1.26%	-0.79%	2.28%	—	—
I Class	AIBHX	—	—	—	5.52%	4/10/17
Y Class	AIBYX	—	—	—	5.69%	4/10/17
A Class	AIBDX					10/27/98
No sales charge		0.79%	-1.73%	0.94%	—
With sales charge		-3.75%	-2.63%	0.47%	—
C Class	AIQCX	0.08%	-2.47%	0.21%	—	9/28/07
R Class	AIBRX	0.63%	-1.97%	0.71%	—	9/28/07
R5 Class	AIDIX	1.33%	-1.28%	1.42%	—	8/2/04
R6 Class	AIDDX	1.33%	—	—	-0.09%	7/26/13
G Class	AIBGX	—	—	—	-0.76%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available. G Class returns would have been lower if a portion of the fees had not been waived. Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2007
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2017
Investor Class — $11,290

Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged) — $12,534

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.80%	0.70%	0.60%	1.05%	1.80%	1.30%	0.60%	0.55%	0.55%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: John Lovito, Brian Howell, Simon Chester, and Abdelak Adjriou

In June 2017, portfolio manager Edward Boyle left the fund’s management team.

Performance Summary

International Bond returned 1.09%* for the fiscal year ended October 31, 2017. By comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate Bond Index ex-USD (Unhedged), returned 1.26% over the same time period. (Portfolio returns reflect operating expenses, while index returns do not.)

Market Review

Against a backdrop of synchronized global growth, low volatility, stable inflation, higher commodity prices, and gradually rising interest rates, global bonds (hedged to remove the effects of currency fluctuations) advanced modestly. Global bonds sold off sharply early in the reporting period on expectations for President Trump’s policy agenda to deliver faster growth and higher inflation. However, investors scaled back those expectations on some early setbacks for President Trump’s pro-growth reforms, and global fixed-income markets rebounded in early 2017. Geopolitical risks, including unrest in Iran and Syria and mounting tensions with North Korea, triggered periodic bouts of market volatility, but these events had minimal impact on overall returns.

Positive performance generally prevailed through the end of the reporting period, but the effects of the late 2016 sell-off held back performance from a 12-month perspective. Meanwhile, global inflation remained muted, which supported bonds, and central banks generally remained accommodative, as they slowly pursued monetary policy normalization. The U.S. Federal Reserve (the Fed) raised short-term interest rates three times during the period to a range of 1.00%-1.25% and began gradually cutting its balance sheet late in the period. The European Central Bank held its benchmark interest rate at zero, but it announced plans to begin tapering its quantitative easing in January 2018. The Bank of England also held rates steady, but rising inflation led to expectations for a near-term rate hike (which did occur in early November 2017). Higher-than-expected growth in Canada prompted the Bank of Canada to lift rates twice during the period.

In this environment, yields on government securities remained relatively low, fueling demand for riskier and higher-yielding assets. Emerging markets debt and high-yield bonds were among the best performers during the reporting period.

Currency Positioning and Bond Duration Detracted

Despite a modest rebound at the end of the reporting period, the U.S. dollar weakened overall and lagged most of its major trading partners. The portfolio’s currency positions modestly detracted from performance. Most of the underperformance occurred early in the reporting period, as rising post-election U.S. interest rates and protectionist rhetoric from the new presidential administration hurt some emerging markets currencies. In particular, an overweight position in the Mexican peso weighed on performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 returns for all share classes.

5

Conversely, positions in select Asian currencies, notably overweight positions in the Malaysian ringgit and the Philippine peso and an underweight position in the Thai baht, aided portfolio performance. In addition, overweight positions in oil-related currencies, such as the Colombian peso and Russian ruble, lifted results.

The portfolio’s duration position (price sensitivity to interest rate changes) detracted slightly from performance. Early in the period, the portfolio’s duration was slightly longer than the benchmark’s duration. This strategy weighed on relative results as global bond yields increased in response to the U.S. presidential election results. In early 2017, we reduced the portfolio’s duration to a neutral position relative to the benchmark.

Country Positioning Added Value

Early in the reporting period, we initiated a long position in U.S. Treasuries and corresponding short positions in government bonds in the U.K. and Germany. We believed market expectations were too optimistic regarding U.S. stimulus and too complacent regarding the continuation of accommodative monetary policy in Europe. As the bond market began recovering in early 2017, our market assumptions proved true, and this trade was a key contributor to performance.

Another key contributor was an overweight position in Portugal bonds relative to Germany. After underperforming in 2016 on slowing growth and credit concerns, Portugal rallied in 2016 on improving growth and budget and pension reforms, which helped the country maintain its investment-grade credit rating. We exited the position in Portugal bonds during the reporting period. Similarly, an overweight position in Italy relative to Spain also contributed, as Italy resolved its banking sector issues and Spain underperformed on valuation concerns and the Catalonia uprising. Another positive contributor was an overweight position in Norway and an underweight position in the U.K. Norway bonds rallied as tightening fears eased.

Sector Allocation Key Contributor to Performance

Our positions in the high-yield corporate bond sector and European financials contributed to performance. In addition, overweight positions in external emerging markets debt, including sovereign, quasi-sovereign, and corporate bonds, lifted results. Security selection and an underweight position in government sectors (German bunds and U.K. gilts) also helped.

Positioning for the Future

We expect the environment of moderate global growth, stable inflation, gradual rate increases, and low market volatility to continue. This backdrop should lead to a continuation of monetary policy normalization in the U.S., U.K., and Europe. These influences should continue to support higher-yielding and riskier securities. Although credit spreads remain tight, we continue to favor these sectors for their yield advantages. From a country standpoint, we expect continued stability and outperformance from peripheral markets in Europe and select emerging markets.

We believe the U.S. dollar will go through two phases going forward. Initially, we believe the dollar may appreciate in response to U.S. tax reform. In addition, the Fed is likely to increase interest rates at a faster pace than other central banks, providing support for the dollar. Longer term, we expect the dollar to depreciate modestly relative to other currencies as global yields converge. Furthermore, if volatility remains low, we expect investors to favor riskier currencies over the dollar, contributing to dollar weakness.

6

Fund Characteristics

OCTOBER 31, 2017
Portfolio at a Glance
Average Duration (effective)	8.1 years
Weighted Average Life	9.8 years

Bond Holdings by Country	% of net assets
Japan	23.3%
United States	14.5%
United Kingdom	8.0%
Italy	7.7%
France	7.2%
Germany	5.4%
Canada	4.1%
Netherlands	2.7%
Spain	2.2%
Australia	2.1%
Other Countries	18.9%
Cash and Equivalents*	3.9%
* Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Sovereign Governments and Agencies	67.1%
Corporate Bonds	21.9%
Collateralized Mortgage Obligations	3.3%
Commercial Mortgage-Backed Securities	2.0%
Asset-Backed Securities	1.8%
Temporary Cash Investments	4.1%
Other Assets and Liabilities	(0.2)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 5/1/17	Ending Account Value 10/31/17	Expenses Paid During Period(1) 5/1/17 - 10/31/17	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,036.00	$4.11	0.80%
I Class	$1,000	$1,036.7	$3.59	0.70%
Y Class	$1,000	$1,038.3	$3.08	0.60%
A Class	$1,000	$1,034.70	$5.38	1.05%
C Class	$1,000	$1,030.50	$9.21	1.80%
R Class	$1,000	$1,033.20	$6.66	1.30%
R5 Class	$1,000	$1,037.50	$3.08	0.60%
R6 Class	$1,000	$1,036.70	$2.82	0.55%
G Class	$1,000	$992.40(2)	$0.03(3)	0.01%
Hypothetical
Investor Class	$1,000	$1,021.17	$4.08	0.80%
I Class	$1,000	$1,021.68	$3.57	0.70%
Y Class	$1,000	$1,022.18	$3.06	0.60%
A Class	$1,000	$1,019.91	$5.35	1.05%
C Class	$1,000	$1,016.13	$9.15	1.80%
R Class	$1,000	$1,018.65	$6.61	1.30%
R5 Class	$1,000	$1,022.18	$3.06	0.60%
R6 Class	$1,000	$1,022.43	$2.80	0.55%
G Class	$1,000	$1,025.16(4)	$0.05(4)	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

(2)	Ending account value based on actual return from July 28, 2017 (commencement of sale) through October 31, 2017.

(3)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 96, the number of days in the period from July 28, 2017 (commencement of sale) through October 31, 2017, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)
Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class's annualized expense ratio listed in the table above.

9

Schedule of Investments

OCTOBER 31, 2017

		Principal Amount	Value
SOVEREIGN GOVERNMENTS AND AGENCIES — 67.1%
Argentina — 0.1%
Argentine Republic Government International Bond, 6.875%, 1/26/27		$700,000	$764,400
Australia — 2.1%
Australia Government Bond, 2.75%, 4/21/24	AUD	22,908,000	17,888,179
New South Wales Treasury Corp., 3.00%, 3/20/28	AUD	3,250,000	2,469,719
			20,357,898
Austria — 1.1%
Republic of Austria Government Bond, 3.40%, 11/22/22(1)	EUR	2,680,000	3,701,299
Republic of Austria Government Bond, 0.75%, 10/20/26(1)	EUR	2,939,000	3,516,211
Republic of Austria Government Bond, 4.15%, 3/15/37(1)	EUR	1,860,000	3,302,627
			10,520,137
Belgium — 1.8%
Kingdom of Belgium Government Bond, 2.25%, 6/22/23	EUR	11,324,000	14,973,447
Kingdom of Belgium Government Bond, 4.25%, 3/28/41(1)	EUR	902,000	1,641,737
			16,615,184
Brazil†
Brazilian Government International Bond, 5.625%, 1/7/41		$400,000	406,400
Canada — 3.9%
Canadian Government Bond, 4.00%, 6/1/41	CAD	5,010,000	5,065,572
Province of British Columbia Canada, 3.25%, 12/18/21	CAD	6,309,000	5,150,190
Province of British Columbia Canada, 2.85%, 6/18/25	CAD	13,219,000	10,592,004
Province of Ontario Canada, MTN, 1.65%, 6/8/20	JPY	100,000,000	917,909
Province of Quebec Canada, 3.00%, 9/1/23	CAD	8,826,000	7,145,427
Province of Quebec Canada, 5.75%, 12/1/36	CAD	4,925,000	5,337,637
Province of Quebec Canada, 5.00%, 12/1/41	CAD	800,000	823,794
Province of Quebec Canada, 3.50%, 12/1/48	CAD	2,387,000	2,015,508
			37,048,041
Chile — 1.3%
Bonos de la Tesoreria de la Republica en pesos, 4.50%, 3/1/26	CLP	7,945,000,000	12,646,213
Colombia†
Colombia Government International Bond, 7.375%, 9/18/37		$300,000	397,500
Czech — 0.2%
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	37,500,000	2,029,808
Denmark — 0.4%
Denmark Government Bond, 0.50%, 11/15/27	DKK	12,517,000	1,974,370
Denmark Government Bond, 4.50%, 11/15/39	DKK	5,100,000	1,355,689
			3,330,059
Dominican Republic — 0.3%
Dominican Republic International Bond, 6.875%, 1/29/26		$1,000,000	1,145,330
Dominican Republic International Bond, 5.95%, 1/25/27(1)		$800,000	863,200

10

		Principal Amount	Value
Dominican Republic International Bond, 5.95%, 1/25/27		$600,000	$647,400
			2,655,930
Egypt — 0.1%
Egypt Government International Bond, 6.125%, 1/31/22(1)		$400,000	$417,963
Egypt Government International Bond, 7.50%, 1/31/27(1)		$400,000	444,218
			862,181
Finland — 0.5%
Finland Government Bond, 4.00%, 7/4/25(1)	EUR	3,437,000	5,171,210
France — 5.8%
French Republic Government Bond OAT, 3.25%, 10/25/21	EUR	5,065,000	6,762,968
French Republic Government Bond OAT, 1.75%, 11/25/24	EUR	20,351,000	26,372,571
French Republic Government Bond OAT, 5.50%, 4/25/29	EUR	6,695,000	11,862,935
French Republic Government Bond OAT, 3.25%, 5/25/45	EUR	6,310,000	9,992,031
			54,990,505
Germany — 4.2%
Bundesrepublik Deutschland, 0.00%, 8/15/26(2)	EUR	15,275,000	17,479,776
Bundesrepublik Deutschland, 0.25%, 2/15/27	EUR	8,335,000	9,679,729
Bundesrepublik Deutschland, 4.75%, 7/4/28	EUR	220,000	372,547
Bundesrepublik Deutschland, 4.75%, 7/4/40	EUR	2,018,000	4,144,678
Bundesrepublik Deutschland, 2.50%, 7/4/44	EUR	5,330,000	8,154,401
			39,831,131
Greece — 0.5%
Hellenic Republic Government Bond, 4.375%, 8/1/22(1)	EUR	3,820,000	4,444,546
Hungary — 0.1%
Hungary Government Bond, 6.75%, 10/22/28	HUF	149,000,000	775,607
Ireland — 0.7%
Ireland Government Bond, 3.40%, 3/18/24	EUR	4,399,000	6,185,958
Italy — 6.6%
Italy Buoni Poliennali Del Tesoro, 1.50%, 6/1/25	EUR	19,829,000	23,266,299
Italy Buoni Poliennali Del Tesoro, 2.00%, 12/1/25	EUR	21,989,000	26,592,223
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/1/44(1)	EUR	8,341,000	12,982,824
			62,841,346
Japan — 23.3%
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	3,753,900,000	34,518,679
Japan Government Ten Year Bond, 0.80%, 6/20/23	JPY	4,849,200,000	44,738,535
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	2,060,350,000	24,185,833
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	2,948,500,000	33,094,225
Japan Government Thirty Year Bond, 1.40%, 12/20/45	JPY	1,458,100,000	14,673,086
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	6,680,150,000	69,780,293
			220,990,651
Jordan — 0.2%
Jordan Government International Bond, 7.375%, 10/10/47(1)		$1,500,000	1,574,512
Malaysia — 0.4%
Malaysia Government Bond, 3.96%, 9/15/25	MYR	16,095,000	3,748,415
Mexico — 1.4%
Mexican Bonos, 6.50%, 6/9/22	MXN	131,490,000	6,715,734
Mexico Government International Bond, 4.125%, 1/21/26		$200,000	208,650

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		Principal Amount	Value
Mexico Government International Bond, 4.15%, 3/28/27		$2,800,000	$2,914,100
Nacional Financiera SNC, MTN, 0.78%, 3/29/22	JPY	400,000,000	3,547,777
			13,386,261
Netherlands — 1.3%
Netherlands Government Bond, 0.50%, 7/15/26(1)	EUR	8,956,000	10,602,137
Netherlands Government Bond, 2.75%, 1/15/47(1)	EUR	1,086,000	1,730,172
			12,332,309
New Zealand — 1.1%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	15,140,000	10,784,227
Poland — 0.3%
Republic of Poland Government Bond, 4.00%, 10/25/23	PLN	10,430,000	3,034,229
Russia — 0.2%
Russian Foreign Bond - Eurobond, 12.75%, 6/24/28		$900,000	1,581,295
Singapore — 0.5%
Singapore Government Bond, 3.125%, 9/1/22	SGD	5,845,000	4,562,702
South Africa — 0.7%
Republic of South Africa Government Bond, 10.50%, 12/21/26	ZAR	87,250,000	6,691,037
Spain — 1.4%
Spain Government Bond, 4.40%, 10/31/23(1)	EUR	3,253,000	4,645,301
Spain Government Bond, 1.60%, 4/30/25(1)	EUR	3,553,000	4,343,775
Spain Government Bond, 5.15%, 10/31/28(1)	EUR	2,448,000	3,878,270
Spain Government Bond, 5.15%, 10/31/44(1)	EUR	260,000	448,620
			13,315,966
Sweden — 0.5%
Sweden Government Bond, 2.50%, 5/12/25	SEK	32,850,000	4,559,321
Switzerland — 0.7%
Swiss Confederation Government Bond, 1.25%, 5/28/26	CHF	3,358,000	3,775,891
Swiss Confederation Government Bond, 2.50%, 3/8/36	CHF	2,265,000	3,178,853
			6,954,744
Thailand — 0.5%
Thailand Government Bond, 3.85%, 12/12/25	THB	152,200,000	5,117,077
Turkey — 0.2%
Turkey Government International Bond, 4.25%, 4/14/26		$1,000,000	946,823
Turkey Government International Bond, 6.00%, 3/25/27		$800,000	844,264
			1,791,087
United Kingdom — 4.7%
United Kingdom Gilt, 1.75%, 9/7/22	GBP	1,007,000	1,399,299
United Kingdom Gilt, 1.50%, 7/22/26	GBP	8,559,000	11,614,552
United Kingdom Gilt, 4.50%, 12/7/42	GBP	7,152,000	14,366,303
United Kingdom Gilt, 4.25%, 12/7/49	GBP	1,672,000	3,498,661
United Kingdom Gilt, 4.25%, 12/7/55	GBP	6,339,000	14,203,810
			45,082,625
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $622,716,453)			637,380,512
CORPORATE BONDS — 21.9%
Belgium — 0.1%
Anheuser-Busch InBev SA, MTN, 1.50%, 3/17/25	EUR	800,000	993,586

12

		Principal Amount	Value
Brazil — 0.1%
Globo Comunicacao e Participacoes SA, 4.84%, 6/8/25		$1,300,000	$1,342,250
Canada — 0.2%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)		1,250,000	1,282,250
NOVA Chemicals Corp., 4.875%, 6/1/24(1)		730,000	745,512
			2,027,762
Cayman Islands — 0.5%
Braskem Finance Ltd., 5.75%, 4/15/21(1)		800,000	869,200
CK Hutchison International 17 II Ltd., 2.25%, 9/29/20(1)		2,370,000	2,362,671
Vale Overseas Ltd., 6.25%, 8/10/26		1,000,000	1,154,520
			4,386,391
Chile — 0.1%
Colbun SA, 3.95%, 10/11/27(1)		800,000	800,700
Colombia — 0.2%
Bancolombia SA, VRN, 4.875%, 10/18/22(3)		1,700,000	1,701,275
France — 1.4%
AXA SA, MTN, VRN, 6.69%, 7/6/26(3)	GBP	1,200,000	1,916,447
AXA SA, MTN, VRN, 3.375%, 7/6/27(3)	EUR	1,800,000	2,357,889
CNP Assurances, VRN, 4.00%, 11/18/24(3)	EUR	1,200,000	1,552,929
Credit Agricole Assurances SA, VRN, 4.25%, 1/13/25(3)	EUR	2,000,000	2,629,047
Credit Agricole SA, MTN, 7.375%, 12/18/23	GBP	1,500,000	2,582,784
Orange SA, MTN, VRN, 4.00%, 10/1/21(3)	EUR	960,000	1,239,460
Total Capital International SA, 2.50%, 3/25/26	EUR	900,000	1,204,558
			13,483,114
Germany — 1.2%
Commerzbank AG, MTN, 4.00%, 3/23/26	EUR	2,000,000	2,690,763
Daimler AG, MTN, 0.85%, 2/28/25	EUR	900,000	1,068,770
Kreditanstalt fuer Wiederaufbau, 4.625%, 1/4/23	EUR	4,415,000	6,418,716
RWE AG, VRN, 7.00%, 3/20/19(3)	GBP	1,000,000	1,417,813
			11,596,062
Ireland — 0.8%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)		$1,530,000	1,627,537
GE Capital European Funding Unlimited. Co., MTN, 5.375%, 1/23/20	EUR	3,960,000	5,185,115
Novolipetsk Steel via Steel Funding DAC, 4.00%, 9/21/24(1)		$700,000	700,899
			7,513,551
Italy — 1.1%
Assicurazioni Generali SpA, MTN, 4.125%, 5/4/26	EUR	2,000,000	2,704,587
Eni SpA, MTN, 1.75%, 1/18/24	EUR	1,100,000	1,369,578
Intesa Sanpaolo SpA, MTN, 6.625%, 9/13/23	EUR	2,000,000	2,950,666
UniCredit SpA, MTN, VRN, 5.75%, 10/28/20(3)	EUR	1,000,000	1,309,774
UniCredit SpA, VRN, 5.86%, 6/19/27(1)(3)		$2,100,000	2,247,462
			10,582,067
Kazakhstan — 0.1%
KazTransGas JSC, 4.375%, 9/26/27(1)		1,200,000	1,187,904

13

		Principal Amount	Value
Luxembourg — 1.2%
European Financial Stability Facility, MTN, 2.125%, 2/19/24	EUR	6,505,000	$8,547,534
European Financial Stability Facility, MTN, 2.35%, 7/29/44	EUR	2,130,000	3,013,617
			11,561,151
Mexico — 0.2%
Banco Inbursa SA Institucion de Banca Multiple, 4.375%, 4/11/27(1)		$1,700,000	1,691,500
Netherlands — 1.4%
BMW Finance NV, MTN, 1.00%, 2/15/22	EUR	1,000,000	1,214,719
BMW Finance NV, MTN, 0.875%, 4/3/25	EUR	800,000	953,069
Constellium NV, 6.625%, 3/1/25(1)		$400,000	416,000
Cooperatieve Rabobank UA, MTN, 4.375%, 6/7/21	EUR	3,000,000	4,050,622
Deutsche Telekom International Finance BV, 1.25%, 10/6/23	GBP	1,150,000	1,495,707
Deutsche Telekom International Finance BV, MTN, 0.875%, 1/30/24	EUR	820,000	981,044
NXP BV / NXP Funding LLC, 4.125%, 6/15/20(1)		$750,000	782,812
Petrobras Global Finance BV, 5.30%, 1/27/25(1)		1,700,000	1,707,650
Sensata Technologies BV, 5.00%, 10/1/25(1)		680,000	727,600
Telefonica Europe BV, VRN, 5.875%, 3/31/24(3)	EUR	1,000,000	1,371,028
			13,700,251
Norway — 0.2%
Statoil ASA, MTN, 0.875%, 2/17/23	EUR	1,700,000	2,045,248
Panama — 0.2%
Banco General SA, 4.125%, 8/7/27(1)		$1,600,000	1,592,800
Spain — 0.8%
CaixaBank SA, MTN, VRN, 2.75%, 7/14/23(3)	EUR	800,000	954,118
Criteria Caixa SAU, MTN, 1.50%, 5/10/23	EUR	1,500,000	1,778,778
Ibercaja Banco SA, VRN, 5.00%, 7/28/20(3)	EUR	1,700,000	2,040,374
Santander Issuances SAU, MTN, 2.50%, 3/18/25	EUR	2,200,000	2,710,701
			7,483,971
Supranational — 0.9%
Asian Development Bank, MTN, 2.35%, 6/21/27	JPY	830,000,000	8,916,290
Switzerland — 0.2%
Credit Suisse Group AG, VRN, 2.125%, 9/12/24(3)	GBP	1,500,000	1,967,181
Turkey — 0.3%
Finansbank AS, 4.875%, 5/19/22(1)		$1,400,000	1,385,005
Turkiye Garanti Bankasi AS, 5.875%, 3/16/23(1)		1,000,000	1,031,591
			2,416,596
United Kingdom — 3.3%
Barclays plc, MTN, VRN, 2.625%, 11/11/20(3)	EUR	1,600,000	1,943,025
Centrica plc, VRN, 5.25%, 4/10/25(3)	GBP	1,500,000	2,126,700
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	2,640,000	3,857,098
HSBC Holdings plc, 0.84%, 9/26/23	JPY	400,000,000	3,599,219
HSBC Holdings plc, 2.625%, 8/16/28	GBP	1,600,000	2,152,141
InterContinental Hotels Group plc, MTN, 3.75%, 8/14/25	GBP	1,100,000	1,587,679
International Game Technology plc, 6.25%, 2/15/22(1)		$1,200,000	1,325,640
Lloyds Bank plc, MTN, 7.625%, 4/22/25	GBP	1,500,000	2,666,418
Santander UK plc, MTN, 5.125%, 4/14/21 (Secured)	GBP	1,940,000	2,931,171

14

		Principal Amount	Value
Sensata Technologies UK Financing Co. plc, 6.25%, 2/15/26(1)		$700,000	$771,750
SSE plc, VRN, 2.375%, 4/1/21(3)	EUR	1,400,000	1,692,311
Tesco Corporate Treasury Services plc, MTN, 2.50%, 7/1/24	EUR	1,940,000	2,441,786
Tesco plc, MTN, 5.00%, 3/24/23	GBP	1,000,000	1,503,140
Virgin Media Secured Finance plc, 5.25%, 1/15/26(1)		$1,360,000	1,416,372
WPP Finance 2013, MTN, 3.00%, 11/20/23	EUR	700,000	925,117
			30,939,567
United States — 7.4%
AES Corp., 4.875%, 5/15/23		$940,000	965,850
Ally Financial, Inc., 4.625%, 3/30/25		1,000,000	1,067,500
AMC Networks, Inc., 4.75%, 8/1/25		1,070,000	1,071,338
Andeavor Logistics LP / Tesoro Logistics Finance Corp., 5.50%, 10/15/19		1,360,000	1,438,200
Antero Resources Corp., 5.125%, 12/1/22		1,100,000	1,135,750
Aramark Services, Inc., 5.00%, 4/1/25(1)		560,000	599,900
Ashland LLC, 4.75%, 8/15/22		900,000	951,930
AT&T, Inc., 3.375%, 3/15/34	EUR	1,000,000	1,290,021
Ball Corp., 4.00%, 11/15/23		$940,000	969,375
Bank of America Corp., MTN, 2.30%, 7/25/25	GBP	700,000	934,309
Calpine Corp., 5.875%, 1/15/24(1)		$940,000	977,600
CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22		1,240,000	1,279,525
CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 5/1/27(1)		1,050,000	1,061,813
CIT Group, Inc., 5.00%, 8/15/22		1,360,000	1,465,400
CommScope Technologies LLC, 5.00%, 3/15/27(1)		1,360,000	1,327,700
Concho Resources, Inc., 4.375%, 1/15/25		300,000	317,298
Continental Resources, Inc., 3.80%, 6/1/24		900,000	878,625
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,360,000	1,419,296
CSC Holdings LLC, 5.50%, 4/15/27(1)		1,040,000	1,073,800
DaVita, Inc., 5.75%, 8/15/22		300,000	309,563
DaVita, Inc., 5.125%, 7/15/24		2,010,000	2,018,794
Dell International LLC / EMC Corp., 7.125%, 6/15/24(1)		500,000	552,079
Discovery Communications LLC, 2.50%, 9/20/24	GBP	1,800,000	2,348,090
First Data Corp., 5.00%, 1/15/24(1)		$1,600,000	1,668,000
Frontier Communications Corp., 8.50%, 4/15/20		197,000	195,276
General Motors Co., 5.00%, 4/1/35		1,360,000	1,412,003
General Motors Financial Co., Inc., 3.25%, 5/15/18		1,360,000	1,370,649
Goldman Sachs Group, Inc. (The), 5.50%, 10/12/21	GBP	850,000	1,287,597
Goldman Sachs Group, Inc. (The), MTN, 4.25%, 1/29/26	GBP	800,000	1,197,297
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23		$1,300,000	1,343,875
Hanesbrands, Inc., 4.625%, 5/15/24(1)		500,000	516,875
HCA, Inc., 3.75%, 3/15/19		1,410,000	1,434,675
HCA, Inc., 5.00%, 3/15/24		1,000,000	1,054,690
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24		1,150,000	1,177,313
International Business Machines Corp., 1.75%, 3/7/28	EUR	2,000,000	2,483,762
International Lease Finance Corp., 6.25%, 5/15/19		$549,000	582,333

15

		Principal Amount	Value
Lamar Media Corp., 5.375%, 1/15/24		$1,300,000	$1,371,500
Lamb Weston Holdings, Inc., 4.625%, 11/1/24(1)		1,340,000	1,407,000
Lennar Corp., 4.75%, 4/1/21		1,910,000	2,007,887
Lennar Corp., 4.50%, 4/30/24		400,000	413,000
Netflix, Inc., 4.875%, 4/15/28(1)		2,000,000	1,990,400
Newfield Exploration Co., 5.75%, 1/30/22		1,360,000	1,468,800
NextEra Energy Operating Partners LP, 4.50%, 9/15/27(1)		1,410,000	1,422,337
Post Holdings, Inc., 5.00%, 8/15/26(1)		1,080,000	1,088,100
Quintiles IMS, Inc., 5.00%, 10/15/26(1)		1,000,000	1,065,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.125%, 7/15/23(1)		1,010,000	1,052,925
Spectrum Brands, Inc., 5.75%, 7/15/25		630,000	672,323
Sprint Communications, Inc., 9.00%, 11/15/18(1)		349,000	370,376
Sprint Communications, Inc., 6.00%, 11/15/22		250,000	263,125
Steel Dynamics, Inc., 5.00%, 12/15/26		1,180,000	1,250,800
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 1/15/28(1)		910,000	916,825
Tenet Healthcare Corp., 4.375%, 10/1/21		400,000	400,600
Tenet Healthcare Corp., 5.125%, 5/1/25(1)		900,000	879,750
Tenneco, Inc., 5.00%, 7/15/26		1,080,000	1,112,400
United Rentals North America, Inc., 4.625%, 7/15/23		1,360,000	1,427,150
United Rentals North America, Inc., 5.75%, 11/15/24		480,000	510,600
Universal Health Services, Inc., 4.75%, 8/1/22(1)		940,000	972,900
Wal-Mart Stores, Inc., 0.18%, 7/15/22	JPY	450,000,000	3,951,242
Western Digital Corp., 7.375%, 4/1/23(1)		$500,000	548,750
Zayo Group LLC / Zayo Capital, Inc., 5.75%, 1/15/27(1)		1,000,000	1,056,250
ZF North America Capital, Inc., 4.00%, 4/29/20(1)		1,360,000	1,409,300
			70,207,441
TOTAL CORPORATE BONDS (Cost $204,381,902)			208,136,658
COLLATERALIZED MORTGAGE OBLIGATIONS(4) — 3.3%
Private Sponsor Collateralized Mortgage Obligations — 1.6%
Agate Bay Mortgage Trust, Series 2016-1, Class A5 SEQ, VRN, 3.50%, 11/1/17(1)(7)		3,887,760	3,990,517
Credit Suisse Mortgage Trust, Series 2017-HL1, Class A3 SEQ, VRN, 3.50%, 11/1/17(1)(7)		3,351,916	3,425,842
Flagstar Mortgage Trust, Series 2017-1, Class 1A5 SEQ, VRN, 3.50%, 11/1/17(1)(7)		3,782,140	3,866,150
Sequoia Mortgage Trust, Series 2017-5, Class A4 SEQ, VRN, 3.50%, 11/1/17(1)(7)		3,838,138	3,926,090
			15,208,599
U.S. Government Agency Collateralized Mortgage Obligations — 1.7%
FHLMC, Series 2017-DNA2, Class M1, VRN, 2.44%, 11/27/17, resets monthly off the 1-month USD LIBOR plus 1.20%		3,893,422	3,945,568
FHLMC, Series 2017-HQA2, Class M1, VRN, 2.04%, 11/27/17, resets monthly off the 1-month USD LIBOR plus 0.80%		3,902,071	3,915,066
FNMA, Series 2017-C06, Class 1M1, VRN, 1.99%, 11/27/17, resets monthly off the 1-month USD LIBOR plus 2.10%		3,703,086	3,713,742

16

	Principal Amount	Value
FNMA, Series 2017-C06, Class 2M1, VRN, 1.99%, 11/27/17, resets monthly off the 1-month USD LIBOR plus 0.75%	$3,940,664	$3,949,196
		15,523,572
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $30,698,105)		30,732,171
COMMERCIAL MORTGAGE-BACKED SECURITIES(4) — 2.0%
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33(1)	2,750,000	2,803,130
COMM Mortgage Trust, Series 2017-PANW, Class A, 3.24%, 11/10/34(1)	2,300,000	2,327,223
Core Industrial Trust, Series 2015-CALW, Class C, 3.56%, 2/10/34(1)	2,000,000	2,042,762
GS Mortgage Securities Trust, Series 2016-GS2, Class A3 SEQ, 2.79%, 5/10/49	3,775,000	3,737,446
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class AS SEQ, 3.06%, 8/15/49	2,600,000	2,550,232
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class A3 SEQ, 3.28%, 11/15/52	3,300,000	3,375,357
UBS Commercial Mortgage Trust, Series 2017-C1, Class A3, 3.20%, 6/15/50	2,300,000	2,329,852
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $19,110,426)		19,166,002
ASSET-BACKED SECURITIES(4) — 1.8%
MVW Owner Trust, Series 2017-1A, Class A SEQ, 2.42%, 12/20/34(1)	2,922,120	2,911,188
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 8/17/34(1)	2,822,456	2,813,154
Towd Point Mortgage Trust, Series 2017-4, Class A1, VRN, 2.75%, 11/1/17(1)(7)	4,380,897	4,401,554
VSE VOI Mortgage LLC, Series 2016-A, Class A SEQ, 2.54%, 7/20/33(1)	4,176,841	4,159,972
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(1)	3,144,278	3,121,907
TOTAL ASSET-BACKED SECURITIES (Cost $17,467,495)		17,407,775
TEMPORARY CASH INVESTMENTS — 4.1%
Repurchase Agreement, BMO Capital Markets Corp.,(collateralized by various U.S. Treasury obligations, 0.375% - 1.375%, 1/15/27 - 2/15/45, valued at $18,011,019),in a joint trading account at 0.88%, dated 10/31/17, due 11/1/17 (Delivery value $17,617,846)		17,617,415
Repurchase Agreement, Fixed Income Clearing Corp.,(collateralized by various U.S. Treasury obligations, 2.50%, 5/15/46, valued at $14,984,308),at 0.34%, dated 10/31/17, due 11/1/17 (Delivery value $14,687,139)		14,687,000
U.S. Treasury Bills, 1.02%,11/9/17(5)(6)	6,870,000	6,868,540
TOTAL TEMPORARY CASH INVESTMENTS (Cost $39,172,883)		39,172,955
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $933,547,264)		951,996,073
OTHER ASSETS AND LIABILITIES — (0.2)%		(2,101,511)
TOTAL NET ASSETS — 100.0%		$949,894,562

17

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	16,532,516	USD	918,856	Goldman Sachs & Co.	12/20/17	$(8,904)
USD	916,475	ARS	16,631,730	Goldman Sachs & Co.	12/20/17	1,062
AUD	168,420	USD	133,661	JPMorgan Chase Bank N.A.	12/20/17	(4,821)
AUD	201,761	USD	160,134	JPMorgan Chase Bank N.A.	12/20/17	(5,788)
AUD	326,264	USD	255,779	JPMorgan Chase Bank N.A.	12/20/17	(6,188)
AUD	179,858	USD	140,614	JPMorgan Chase Bank N.A.	12/20/17	(3,024)
AUD	190,747	USD	148,749	JPMorgan Chase Bank N.A.	12/20/17	(2,829)
AUD	357,218	USD	280,807	JPMorgan Chase Bank N.A.	12/20/17	(7,537)
AUD	4,856,769	USD	3,892,433	JPMorgan Chase Bank N.A.	12/20/17	(177,029)
USD	161,956	AUD	202,499	JPMorgan Chase Bank N.A.	12/20/17	7,046
USD	140,967	AUD	179,623	JPMorgan Chase Bank N.A.	12/20/17	3,556
USD	102,979	AUD	132,797	JPMorgan Chase Bank N.A.	12/20/17	1,390
USD	322,206	AUD	414,088	JPMorgan Chase Bank N.A.	12/20/17	5,431
USD	159,756	AUD	203,872	JPMorgan Chase Bank N.A.	12/20/17	3,795
USD	231,903	AUD	296,175	JPMorgan Chase Bank N.A.	12/20/17	5,331
USD	319,721	AUD	417,609	JPMorgan Chase Bank N.A.	12/20/17	252
BRL	603,890	USD	190,742	Morgan Stanley	12/20/17	(7,225)
BRL	906,823	USD	285,066	Morgan Stanley	12/20/17	(9,490)
BRL	304,297	USD	95,212	Morgan Stanley	12/20/17	(2,739)
BRL	917,716	USD	286,241	Morgan Stanley	12/20/17	(7,354)
BRL	3,747,120	USD	1,148,543	Morgan Stanley	12/20/17	(9,824)
BRL	4,645,745	USD	1,424,551	Morgan Stanley	12/20/17	(12,748)
BRL	617,048	USD	188,412	Morgan Stanley	12/20/17	(896)
USD	95,381	BRL	302,425	JPMorgan Chase Bank N.A.	12/20/17	3,477
USD	2,565,681	BRL	8,015,957	Morgan Stanley	12/20/17	129,699
USD	388,562	BRL	1,216,353	Morgan Stanley	12/20/17	18,922
CAD	126,439	USD	104,126	JPMorgan Chase Bank N.A.	12/20/17	(6,071)
CAD	62,858	USD	50,997	JPMorgan Chase Bank N.A.	12/20/17	(2,250)
CAD	135,246	USD	109,383	JPMorgan Chase Bank N.A.	12/20/17	(4,497)
CAD	119,767	USD	95,858	JPMorgan Chase Bank N.A.	12/20/17	(2,977)
CAD	143,333	USD	114,709	JPMorgan Chase Bank N.A.	12/20/17	(3,553)
CAD	32,330,282	USD	25,726,496	JPMorgan Chase Bank N.A.	12/20/17	(653,870)
CAD	333,828	USD	266,372	JPMorgan Chase Bank N.A.	12/20/17	(7,483)
CAD	919,615	USD	735,784	JPMorgan Chase Bank N.A.	12/20/17	(22,608)
CAD	135,894	USD	108,434	JPMorgan Chase Bank N.A.	12/20/17	(3,046)
CAD	312,489	USD	248,639	JPMorgan Chase Bank N.A.	12/20/17	(6,299)
CAD	628,747	USD	489,399	JPMorgan Chase Bank N.A.	12/20/17	(1,796)
CAD	243,545	USD	188,995	JPMorgan Chase Bank N.A.	12/20/17	(122)
CAD	508,831	USD	418,884	JPMorgan Chase Bank N.A.	12/20/17	(24,278)
USD	19,558,482	CAD	23,781,256	JPMorgan Chase Bank N.A.	12/20/17	1,115,756
USD	102,883	CAD	124,800	JPMorgan Chase Bank N.A.	12/20/17	6,098
USD	553,946	CAD	693,111	JPMorgan Chase Bank N.A.	12/20/17	16,428
USD	95,301	CAD	119,123	JPMorgan Chase Bank N.A.	12/20/17	2,919
USD	148,625	CAD	185,730	JPMorgan Chase Bank N.A.	12/20/17	4,588
USD	197,726	CAD	246,555	JPMorgan Chase Bank N.A.	12/20/17	6,519

18

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	201,763	CAD	252,896	JPMorgan Chase Bank N.A.	12/20/17	$5,639
USD	50,201	CAD	62,602	JPMorgan Chase Bank N.A.	12/20/17	1,653
USD	210,360	CAD	262,387	JPMorgan Chase Bank N.A.	12/20/17	6,875
USD	196,152	CAD	252,829	JPMorgan Chase Bank N.A.	12/20/17	80
CHF	3,519,437	USD	3,715,190	Credit Suisse AG	12/20/17	(175,737)
USD	1,946,452	CHF	1,831,590	Credit Suisse AG	12/20/17	104,445
USD	2,917,638	CHF	2,786,032	Credit Suisse AG	12/20/17	115,760
USD	125,330	CHF	121,528	Credit Suisse AG	12/20/17	3,111
USD	4,769,681	CHF	4,669,041	Credit Suisse AG	12/20/17	74,085
USD	108,377	CHF	105,386	Credit Suisse AG	12/20/17	2,392
CLP	1,208,621,840	USD	1,881,621	JPMorgan Chase Bank N.A.	12/20/17	16,308
USD	1,799,786	CLP	1,112,267,633	JPMorgan Chase Bank N.A.	12/20/17	53,164
USD	12,702,449	CLP	8,053,352,847	JPMorgan Chase Bank N.A.	12/20/17	56,064
USD	117,699	CLP	74,168,142	JPMorgan Chase Bank N.A.	12/20/17	1,231
COP	8,529,010,462	USD	2,892,906	Goldman Sachs & Co.	12/20/17	(101,744)
USD	2,839,022	COP	8,458,666,472	Goldman Sachs & Co.	12/20/17	70,880
CZK	4,221,892	USD	192,855	Goldman Sachs & Co.	12/20/17	(622)
USD	613,801	CZK	13,282,039	Goldman Sachs & Co.	12/20/17	9,037
DKK	631,736	USD	100,818	JPMorgan Chase Bank N.A.	12/20/17	(1,639)
DKK	6,030,510	USD	962,981	JPMorgan Chase Bank N.A.	12/20/17	(16,224)
DKK	11,229,868	USD	1,824,773	JPMorgan Chase Bank N.A.	12/20/17	(61,745)
USD	95,228	DKK	601,035	JPMorgan Chase Bank N.A.	12/20/17	869
USD	95,558	DKK	597,837	JPMorgan Chase Bank N.A.	12/20/17	1,701
USD	475,361	DKK	2,999,098	JPMorgan Chase Bank N.A.	12/20/17	4,519
EUR	98,439,944	USD	116,136,985	JPMorgan Chase Bank N.A.	11/15/17	(1,392,281)
EUR	1,811,359	USD	2,127,785	JPMorgan Chase Bank N.A.	11/15/17	(16,408)
EUR	685,749	USD	810,154	JPMorgan Chase Bank N.A.	11/15/17	(10,823)
EUR	942,745	USD	1,119,350	JPMorgan Chase Bank N.A.	11/15/17	(20,456)
EUR	3,393,657	USD	4,025,862	JPMorgan Chase Bank N.A.	11/15/17	(70,108)
EUR	368,920	USD	436,063	JPMorgan Chase Bank N.A.	11/15/17	(6,038)
EUR	1,736,399	USD	2,043,554	JPMorgan Chase Bank N.A.	11/15/17	(19,553)
EUR	5,091,751	USD	6,005,527	JPMorgan Chase Bank N.A.	11/15/17	(70,421)
EUR	12,012,246	USD	14,245,731	JPMorgan Chase Bank N.A.	11/15/17	(243,878)
EUR	195,357	USD	230,863	JPMorgan Chase Bank N.A.	11/15/17	(3,149)
EUR	2,427,467	USD	2,861,894	JPMorgan Chase Bank N.A.	11/15/17	(32,362)
EUR	870,368	USD	1,011,827	JPMorgan Chase Bank N.A.	11/15/17	2,702
USD	1,786,568	EUR	1,515,968	JPMorgan Chase Bank N.A.	11/15/17	19,508
USD	285,239	EUR	242,281	JPMorgan Chase Bank N.A.	11/15/17	2,828
USD	721,241	EUR	615,108	JPMorgan Chase Bank N.A.	11/15/17	4,252
USD	2,151,959	EUR	1,830,889	JPMorgan Chase Bank N.A.	11/15/17	17,817
USD	101,511	EUR	86,329	JPMorgan Chase Bank N.A.	11/15/17	883
USD	2,633,105	EUR	2,226,300	JPMorgan Chase Bank N.A.	11/15/17	38,060
USD	966,708	EUR	814,866	JPMorgan Chase Bank N.A.	11/15/17	16,875
USD	95,960	EUR	80,898	JPMorgan Chase Bank N.A.	11/15/17	1,663
USD	979,218	EUR	827,986	JPMorgan Chase Bank N.A.	11/15/17	14,091
USD	937,676	EUR	796,104	JPMorgan Chase Bank N.A.	11/15/17	9,713

19

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,418,011	EUR	2,050,629	JPMorgan Chase Bank N.A.	11/15/17	$27,734
USD	342,085	EUR	290,617	JPMorgan Chase Bank N.A.	11/15/17	3,333
USD	1,089,729	EUR	936,586	JPMorgan Chase Bank N.A.	11/15/17	(1,985)
USD	1,677,541	EUR	1,443,128	JPMorgan Chase Bank N.A.	11/15/17	(4,614)
USD	1,206,268	EUR	1,034,838	JPMorgan Chase Bank N.A.	11/15/17	28
USD	2,425,692	EUR	2,080,231	JPMorgan Chase Bank N.A.	11/15/17	910
GBP	378,894	USD	513,994	Credit Suisse AG	12/20/17	(10,015)
GBP	103,097	USD	139,658	Credit Suisse AG	12/20/17	(2,526)
GBP	92,806	USD	125,200	Credit Suisse AG	12/20/17	(1,756)
GBP	1,109,037	USD	1,490,679	Credit Suisse AG	12/20/17	(15,514)
GBP	506,062	USD	680,477	Credit Suisse AG	12/20/17	(7,348)
GBP	172,508	USD	229,435	Credit Suisse AG	12/20/17	23
GBP	1,838,322	USD	2,415,246	Credit Suisse AG	12/20/17	29,964
GBP	289,521	USD	381,285	Credit Suisse AG	12/20/17	3,816
GBP	218,225	USD	288,564	Credit Suisse AG	12/20/17	1,704
GBP	814,619	USD	1,085,867	Credit Suisse AG	12/20/17	(2,316)
GBP	319,098	USD	420,967	Credit Suisse AG	12/20/17	3,475
GBP	79,262	USD	104,511	Credit Suisse AG	12/20/17	918
GBP	3,998,884	USD	5,257,732	Credit Suisse AG	12/20/17	61,310
GBP	91,203	USD	119,536	Credit Suisse AG	12/20/17	1,776
GBP	348,924	USD	461,042	Credit Suisse AG	12/20/17	3,073
GBP	582,743	USD	774,936	Credit Suisse AG	12/20/17	189
GBP	19,317,162	USD	25,407,284	Credit Suisse AG	12/20/17	287,085
GBP	1,526,921	USD	2,022,695	Credit Suisse AG	12/20/17	8,310
USD	231,805	GBP	175,342	Credit Suisse AG	12/20/17	(1,423)
USD	264,161	GBP	198,711	Credit Suisse AG	12/20/17	(151)
USD	285,269	GBP	212,503	Credit Suisse AG	12/20/17	2,612
USD	16,185,504	GBP	11,979,324	Credit Suisse AG	12/20/17	251,426
USD	118,199	GBP	87,215	Credit Suisse AG	12/20/17	2,192
USD	105,041	GBP	77,250	Credit Suisse AG	12/20/17	2,288
USD	117,333	GBP	87,122	Credit Suisse AG	12/20/17	1,450
USD	585,242	GBP	435,855	Credit Suisse AG	12/20/17	5,497
USD	1,845,683	GBP	1,386,007	Credit Suisse AG	12/20/17	2,111
USD	2,348,245	GBP	1,765,603	Credit Suisse AG	12/20/17	(240)
USD	447,924	GBP	336,534	Credit Suisse AG	12/20/17	289
USD	483,826	GBP	369,841	Credit Suisse AG	12/20/17	(8,111)
USD	2,109,169	GBP	1,593,649	Credit Suisse AG	12/20/17	(10,594)
USD	715,500	GBP	541,592	Credit Suisse AG	12/20/17	(4,889)
USD	1,954,804	GBP	1,484,477	Credit Suisse AG	12/20/17	(19,746)
USD	932,787	GBP	703,138	Credit Suisse AG	12/20/17	(2,480)
USD	1,581,630	GBP	1,199,122	Credit Suisse AG	12/20/17	(13,360)
USD	429,478	GBP	325,239	Credit Suisse AG	12/20/17	(3,133)
USD	161,321	GBP	121,255	Credit Suisse AG	12/20/17	36
HKD	2,269,856	USD	291,286	Credit Suisse AG	12/20/17	(110)
HUF	161,316,624	USD	636,129	JPMorgan Chase Bank N.A.	12/20/17	(31,344)
USD	2,822,172	HUF	746,238,837	JPMorgan Chase Bank N.A.	12/20/17	24,482

20

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS	360,729	USD	103,053	Goldman Sachs & Co.	12/20/17	$(447)
ILS	7,907,462	USD	2,252,389	Goldman Sachs & Co.	12/20/17	(3,188)
USD	2,861,733	INR	184,724,889	Goldman Sachs & Co.	12/20/17	21,161
JPY	4,789,884,185	USD	42,634,124	Credit Suisse AG	11/15/17	(486,316)
JPY	13,211,228	USD	117,298	Credit Suisse AG	11/15/17	(1,048)
JPY	160,868,118	USD	1,430,897	Credit Suisse AG	11/15/17	(15,364)
JPY	72,213,489	USD	643,377	Credit Suisse AG	11/15/17	(7,946)
JPY	43,581,096	USD	388,396	Credit Suisse AG	11/15/17	(4,911)
JPY	21,357,753	USD	191,240	Credit Suisse AG	11/15/17	(3,306)
JPY	157,673,174	USD	1,405,322	Credit Suisse AG	11/15/17	(17,902)
JPY	395,959,842	USD	3,509,893	Credit Suisse AG	11/15/17	(25,709)
JPY	534,771,978	USD	4,739,206	Credit Suisse AG	11/15/17	(33,567)
JPY	31,028,568	USD	272,951	Credit Suisse AG	11/15/17	79
JPY	75,028,161	USD	658,965	Credit Suisse AG	11/15/17	1,233
JPY	23,138,110	USD	202,705	Credit Suisse AG	11/15/17	895
JPY	79,136,162	USD	697,853	Credit Suisse AG	11/15/17	(1,507)
JPY	365,412,710	USD	3,217,290	Credit Suisse AG	11/15/17	(1,900)
USD	1,151,208	JPY	129,553,489	Credit Suisse AG	11/15/17	11,223
USD	1,465,392	JPY	165,091,080	Credit Suisse AG	11/15/17	12,700
USD	146,967	JPY	16,463,078	Credit Suisse AG	11/15/17	2,103
USD	937,765	JPY	104,631,273	Credit Suisse AG	11/15/17	17,080
USD	469,735	JPY	52,673,054	Credit Suisse AG	11/15/17	6,247
USD	1,463,505	JPY	165,186,706	Credit Suisse AG	11/15/17	9,972
USD	542,247	JPY	61,711,967	Credit Suisse AG	11/15/17	(777)
USD	345,423	JPY	39,298,240	Credit Suisse AG	11/15/17	(375)
USD	1,240,599	JPY	140,700,015	Credit Suisse AG	11/15/17	2,532
USD	2,790,276	JPY	317,004,703	Credit Suisse AG	11/15/17	845
KRW	3,339,304,301	USD	2,913,166	Morgan Stanley	12/21/17	74,058
KRW	20,254,782,931	USD	17,947,617	Morgan Stanley	12/21/17	171,598
USD	772,048	KRW	883,531,905	Morgan Stanley	12/21/17	(18,328)
USD	260,892	KRW	291,520,354	Morgan Stanley	12/21/17	108
USD	983,447	MXN	17,683,945	JPMorgan Chase Bank N.A.	12/20/17	68,554
USD	961,630	MXN	17,663,433	JPMorgan Chase Bank N.A.	12/20/17	47,798
MYR	545,214	USD	129,268	Goldman Sachs & Co.	12/20/17	(328)
MYR	504,431	USD	119,567	Goldman Sachs & Co.	12/20/17	(272)
MYR	86,147,631	USD	20,555,388	Goldman Sachs & Co.	12/20/17	(181,961)
MYR	440,994	USD	104,874	Goldman Sachs & Co.	12/20/17	(581)
USD	226,227	MYR	945,855	Goldman Sachs & Co.	12/20/17	2,538
USD	141,297	MYR	597,870	Goldman Sachs & Co.	12/20/17	(96)
USD	241,678	MYR	1,022,782	Goldman Sachs & Co.	12/20/17	(204)
NOK	199,651,292	USD	25,503,624	JPMorgan Chase Bank N.A.	12/20/17	(1,030,362)
NOK	1,640,539	USD	210,376	JPMorgan Chase Bank N.A.	12/20/17	(9,279)
USD	21,247,505	NOK	164,188,874	JPMorgan Chase Bank N.A.	12/20/17	1,121,228
USD	606,188	NOK	4,779,906	JPMorgan Chase Bank N.A.	12/20/17	20,267
NZD	292,051	USD	213,394	JPMorgan Chase Bank N.A.	12/20/17	(13,713)
NZD	2,665,796	USD	1,829,850	JPMorgan Chase Bank N.A.	12/20/17	(7,196)
21

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	8,177,553	NZD	11,336,771	JPMorgan Chase Bank N.A.	12/20/17	$426,390
USD	238,553	NZD	329,102	JPMorgan Chase Bank N.A.	12/20/17	13,540
USD	1,354,697	NZD	1,884,135	JPMorgan Chase Bank N.A.	12/20/17	66,478
USD	1,434,666	NZD	2,097,867	JPMorgan Chase Bank N.A.	12/20/17	315
PEN	9,341,220	USD	2,872,277	Morgan Stanley	12/20/17	(4,747)
USD	2,858,031	PEN	9,384,346	Morgan Stanley	12/20/17	(22,738)
PHP	14,897,159	USD	287,790	Goldman Sachs & Co.	12/20/17	(785)
PHP	744,433,152	USD	14,534,033	Goldman Sachs & Co.	12/20/17	(191,993)
PHP	9,957,116	USD	193,907	Goldman Sachs & Co.	12/20/17	(2,076)
USD	96,115	PHP	4,946,094	Goldman Sachs & Co.	12/20/17	825
USD	96,066	PHP	4,904,175	Goldman Sachs & Co.	12/20/17	1,584
USD	95,263	PHP	4,871,741	Goldman Sachs & Co.	12/20/17	1,405
USD	281,684	PHP	14,637,433	Goldman Sachs & Co.	12/20/17	(317)
PLN	473,301	USD	129,883	Goldman Sachs & Co.	12/20/17	175
PLN	10,688,180	USD	2,931,481	Goldman Sachs & Co.	12/20/17	5,511
PLN	2,643,603	USD	746,878	Goldman Sachs & Co.	12/20/17	(20,445)
USD	2,876,744	PLN	10,392,239	Goldman Sachs & Co.	12/20/17	21,074
RUB	6,432,875	USD	109,589	Morgan Stanley	12/20/17	(180)
RUB	233,087,752	USD	4,034,405	Morgan Stanley	12/20/17	(70,096)
USD	1,814,961	RUB	106,418,425	Morgan Stanley	12/20/17	5,018
SEK	15,400,956	USD	1,893,853	JPMorgan Chase Bank N.A.	12/20/17	(48,732)
SEK	4,015,294	USD	480,917	JPMorgan Chase Bank N.A.	12/20/17	138
SEK	27,216,203	USD	3,451,517	JPMorgan Chase Bank N.A.	12/20/17	(190,863)
USD	2,897,201	SEK	22,916,859	JPMorgan Chase Bank N.A.	12/20/17	151,632
USD	138,193	SEK	1,094,995	JPMorgan Chase Bank N.A.	12/20/17	7,006
USD	179,806	SEK	1,461,489	JPMorgan Chase Bank N.A.	12/20/17	4,712
USD	1,887,780	SEK	15,757,883	JPMorgan Chase Bank N.A.	12/20/17	(103)
USD	407,601	SEK	3,401,107	JPMorgan Chase Bank N.A.	12/20/17	129
USD	63,216	SGD	84,804	JPMorgan Chase Bank N.A.	12/20/17	976
USD	1,299,153	SGD	1,747,561	JPMorgan Chase Bank N.A.	12/20/17	16,579
USD	134,003	SGD	181,822	JPMorgan Chase Bank N.A.	12/20/17	560
THB	20,194,061	USD	610,277	Goldman Sachs & Co.	12/20/17	(2,607)
THB	12,263,324	USD	366,979	Goldman Sachs & Co.	12/20/17	2,043
THB	16,666,906	USD	500,207	Goldman Sachs & Co.	12/20/17	1,325
USD	34,971,990	THB	1,156,698,578	Goldman Sachs & Co.	12/20/17	165,185
USD	231,774	THB	7,657,121	Goldman Sachs & Co.	12/20/17	1,360
USD	138,038	THB	4,562,146	Goldman Sachs & Co.	12/20/17	756
USD	242,072	THB	8,065,589	Goldman Sachs & Co.	12/20/17	(634)
TRY	337,946	USD	93,072	Goldman Sachs & Co.	12/20/17	(5,253)
TRY	6,810,893	USD	1,864,006	Goldman Sachs & Co.	12/20/17	(94,126)
TRY	351,738	USD	94,307	Goldman Sachs & Co.	12/20/17	(2,904)
TRY	10,486,252	USD	2,770,183	Goldman Sachs & Co.	12/20/17	(45,223)
TRY	3,299,928	USD	938,386	Goldman Sachs & Co.	12/20/17	(80,866)
USD	2,759,353	TRY	10,642,823	Goldman Sachs & Co.	12/20/17	(6,294)
USD	2,754,142	TRY	10,643,934	Goldman Sachs & Co.	12/20/17	(11,793)
TWD	174,235,981	USD	5,742,024	JPMorgan Chase Bank N.A.	12/20/17	56,341

22

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,871,227	TWD	87,141,740	JPMorgan Chase Bank N.A.	12/20/17	$(28,746)
ZAR	2,224,616	USD	168,346	Goldman Sachs & Co.	12/20/17	(12,293)
ZAR	1,871,509	USD	136,891	Goldman Sachs & Co.	12/20/17	(5,608)
ZAR	38,928,525	USD	2,804,063	Goldman Sachs & Co.	12/20/17	(73,285)
ZAR	7,881,383	USD	596,862	Goldman Sachs & Co.	12/20/17	(43,995)
USD	1,505,642	ZAR	19,609,034	Goldman Sachs & Co.	12/20/17	130,098
USD	2,777,313	ZAR	39,087,350	Goldman Sachs & Co.	12/20/17	35,394
USD	2,863,379	ZAR	40,921,974	Goldman Sachs & Co.	12/20/17	(7,237)
						$(807,338)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-OAT 10-Year Bonds	60	December 2017	EUR	6,000,000	$11,005,032	$142,962
Euro-Schatz 2-Year Bonds	228	December 2017	EUR	22,800,000	29,815,977	28,899
Korean Treasury 10-Year Bonds	147	December 2017	KRW	14,700,000,000	15,859,232	(442,436)
U.S. Treasury 10-Year Notes	254	December 2017	USD	25,400,000	31,734,125	(546,275)
U.S. Treasury 5-Year Notes	150	December 2017	USD	15,000,000	17,578,125	(159,197)
					$105,992,491	$(976,047)
FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount		Underlying Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bonds	427	December 2017	EUR	42,700,000	$65,546,151	$(116,551)
Euro-Bund 10-Year Bonds	62	December 2017	EUR	6,200,000	11,753,914	(67,992)
U.K. Gilt 10-Year Bonds	166	December 2017	GBP	16,600,000	27,411,396	646,848
U.S. Treasury Long Bonds	8	December 2017	USD	800,000	1,219,750	31,232
					$105,931,211	$493,537

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type*	Fixed Rate Received (Paid)	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value**
Markit CDX North America High Yield Index Series 29	Sell	5.00%	12/20/22	$48,280,000	$3,830,212	$496,844	$4,327,056

*The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

**The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

23

INTEREST RATE SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount		Value*
Bank of America N.A	BZDIOVRA	Receive	9.60%	1/2/19	BRL	212,611,000	$(1,818,687)
Bank of America N.A.	BZDIOVRA	Pay	10.78%	1/2/23	BRL	62,124,000	1,265,704
Barclays Bank plc	BZDIOVRA	Receive	7.29%	1/2/19	BRL	362,250,000	9,145
Barclays Bank plc	BZDIOVRA	Pay	9.51%	1/2/23	BRL	65,400,000	(148,633)
Morgan Stanley	BZDIOVRA	Receive	8.71%	1/2/19	BRL	114,292,000	(553,543)
Morgan Stanley	BZDIOVRA	Receive	7.51%	1/2/19	BRL	278,957,000	(171,145)
Morgan Stanley	BZDIOVRA	Pay	10.24%	1/2/23	BRL	31,136,000	329,241
							$(1,087,918)
*    Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.24%	11/15/26	$2,200,000	$524	$(29,101)	$(28,577)
CPURNSA	Receive	2.28%	11/16/26	$2,200,000	524	(36,412)	(35,888)
CPURNSA	Receive	2.27%	11/21/26	$2,200,000	523	(35,508)	(34,985)
CPURNSA	Receive	2.17%	5/10/27	$11,500,000	594	(78,768)	(78,174)
					$2,165	$(179,789)	$(177,624)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	2.26%	11/15/26	$2,200,000	$(32,374)
Bank of America N.A.	CPURNSA	Receive	2.29%	11/16/26	$2,200,000	(38,151)
Bank of America N.A.	CPURNSA	Receive	2.28%	11/21/26	$2,200,000	(35,844)
Bank of America N.A.	CPURNSA	Receive	2.22%	4/13/27	$1,800,000	(24,542)
Barclays Bank plc	CPURNSA	Receive	2.25%	11/15/26	$2,000,000	(26,992)
Barclays Bank plc	CPURNSA	Receive	2.28%	11/16/26	$2,000,000	(33,461)
Barclays Bank plc	CPURNSA	Receive	2.26%	11/21/26	$2,000,000	(30,043)
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$2,200,000	(29,021)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$2,200,000	(37,031)
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/21/26	$2,200,000	(36,964)
						$(324,423)
*    Amount represents value and unrealized appreciation (depreciation).

24

NOTES TO SCHEDULE OF INVESTMENTS
ARS	-	Argentine Peso	KRW	-	South Korean Won
AUD	-	Australian Dollar	LIBOR	-	London Interbank Offered Rate
BRL	-	Brazilian Real	MTN	-	Medium Term Note
BZDIOVRA	-	Brazil Interbank Deposit Rate	MXN	-	Mexican Peso
CAD	-	Canadian Dollar	MYR	-	Malaysian Ringgit
CDX	-	Credit Derivatives Indexes	NOK	-	Norwegian Krone
CHF	-	Swiss Franc	NZD	-	New Zealand Dollar
CLP	-	Chilean Peso	PEN	-	Peruvian Sol
COP	-	Colombian Peso	PHP	-	Philippine Peso
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index	PLN	-	Polish Zloty
CZK	-	Czech Koruna	resets		The frequency with which a security's coupon changes, based on current market conditions or an underlying index.
DKK	-	Danish Krone	RUB	-	Russian Ruble
EUR	-	Euro	SEK	-	Swedish Krona
FHLMC	-	Federal Home Loan Mortgage Corporation	SEQ	-	Sequential Payer
FNMA	-	Federal National Mortgage Association	SGD	-	Singapore Dollar
GBP	-	British Pound	THB	-	Thai Baht
HKD	-	Hong Kong Dollar	TRY	-	Turkish Lira
HUF	-	Hungarian Forint	TWD	-	Taiwanese Dollar
ILS	-	Israeli Shekel	USD	-	United States Dollar
INR	-	Indian Rupee	VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.
JPY	-	Japanese Yen	ZAR	-	South African Rand

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $150,128,646, which represented 15.8% of total net assets.

(2)	Security is a zero-coupon bond.

(3)	Coupon rate adjusts periodically based upon a predetermined schedule. Interest reset date is indicated. Rate shown is effective at the period end.

(4)	Final maturity date indicated, unless otherwise noted.

(5)	The rate indicated is the yield to maturity at purchase.

(6)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $6,515,564.

(7)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.

See Notes to Financial Statements.

25

Statement of Assets and Liabilities

OCTOBER 31, 2017
Assets
Investment securities, at value (cost of $933,547,264)	$951,996,073
Cash	16,283
Foreign currency holdings, at value (cost of $365,290)	364,443
Foreign deposits with broker for futures contracts, at value (cost of $520,045)	538,536
Receivable for investments sold	5,670,323
Receivable for capital shares sold	161,040
Receivable for variation margin on futures contracts	34,305
Receivable for variation margin on swap agreements	79,611
Unrealized appreciation on forward foreign currency exchange contracts	5,423,273
Swap agreements, at value	1,604,090
Interest receivable	7,495,503
973,383,480

Liabilities
Payable for investments purchased	13,333,212
Payable for capital shares redeemed	464,576
Payable for variation margin on futures contracts	109,950
Unrealized depreciation on forward foreign currency exchange contracts	6,230,611
Swap agreements, at value	3,016,431
Accrued management fees	330,740
Distribution and service fees payable	3,398
23,488,918

Net Assets	$949,894,562

Net Assets Consist of:
Capital paid in	$935,401,554
Accumulated net investment loss	(2,530,175)
Undistributed net realized gain	938,080
Net unrealized appreciation	16,085,103
$949,894,562

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$452,514,443	34,917,334	$12.96
I Class	$20,782,169	1,599,877	$12.99
Y Class	$5,284	406	$13.01
A Class	$11,031,046	859,584	$12.83*
C Class	$811,773	64,820	$12.52
R Class	$150,750	11,815	$12.76
R5 Class	$6,005,170	461,958	$13.00
R6 Class	$3,800,118	292,225	$13.00
G Class	$454,793,809	34,920,740	$13.02
*Maximum offering price $13.43 (net asset value divided by 0.955).

See Notes to Financial Statements.

26

Statement of Operations

YEAR ENDED OCTOBER 31, 2017
Investment Income (Loss)
Income:
Interest	$14,164,646

Expenses:
Management fees	6,275,991
Distribution and service fees:
A Class	41,765
C Class	9,313
R Class	689
Trustees' fees and expenses	56,678
Other expenses	28,295
6,412,731
Fees waived - G Class	(629,143)
5,783,588

Net investment income (loss)	8,381,058

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(6,483,410)
Forward foreign currency exchange contract transactions	(8,565,054)
Futures contract transactions	211,651
Swap agreement transactions	487,981
Foreign currency translation transactions	116,749
(14,232,083)

Change in net unrealized appreciation (depreciation) on:
Investments	21,213,481
Forward foreign currency exchange contracts	3,195,736
Futures contracts	(739,073)
Swap agreements	(1,181,943)
Translation of assets and liabilities in foreign currencies	267,005
22,755,206

Net realized and unrealized gain (loss)	8,523,123

Net Increase (Decrease) in Net Assets Resulting from Operations	$16,904,181

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2017 AND OCTOBER 31, 2016
Increase (Decrease) in Net Assets	October 31, 2017	October 31, 2016
Operations
Net investment income (loss)	$8,381,058	$8,095,439
Net realized gain (loss)	(14,232,083)	(16,426,920)
Change in net unrealized appreciation (depreciation)	22,755,206	55,454,116
Net increase (decrease) in net assets resulting from operations	16,904,181	47,122,635

Distributions to Shareholders
From net realized gains:
Investor Class	—	(9,015,238)
A Class	—	(370,206)
C Class	—	(24,358)
R Class	—	(3,117)
R5 Class	—	(7,001,393)
R6 Class	—	(647,152)
From tax return of capital:
Investor Class	—	(236,722)
R5 Class	—	(866,572)
R6 Class	—	(100,098)
Decrease in net assets from distributions	—	(18,264,856)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	57,417,033	(7,175,296)

Net increase (decrease) in net assets	74,321,214	21,682,483

Net Assets
Beginning of period	875,573,348	853,890,865
End of period	$949,894,562	$875,573,348

Accumulated net investment loss/undistributed net investment income	$(2,530,175)	$1,585,668

See Notes to Financial Statements.

28

Notes to Financial Statements

OCTOBER 31, 2017

1. Organization

American Century International Bond Funds (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. International Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek total return.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class (formerly Institutional Class), R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. Sale of the I Class and Y Class commenced on April 10, 2017 and sale of the G Class commenced on July 28, 2017.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Sovereign governments and agencies, corporate bonds, and U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

29

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts, forward commitments, swap agreements and certain forward foreign currency exchange contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

30

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. and American Century Strategic Asset Allocations, Inc. own, in aggregate, 64% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. Effective July 28, 2017, the investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended October 31, 2017 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.4925% to 0.6100%	0.2500% to 0.3100%	0.79%
I Class		0.1500% to 0.2100%	0.69%
Y Class		0.0500% to 0.1100%	0.59%
A Class		0.2500% to 0.3100%	0.79%
C Class		0.2500% to 0.3100%	0.79%
R Class		0.2500% to 0.3100%	0.79%
R5 Class		0.0500% to 0.1100%	0.59%
R6 Class		0.0000% to 0.0600%	0.54%
G Class		0.0000% to 0.0600%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.54%.

31

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended October 31, 2017 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $864,640,934, of which $30,682,304 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended October 31, 2017 totaled $771,362,868, of which $15,523,007 represented U.S. Treasury and Government Agency obligations.

32

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended October 31, 2017(1)		Year ended October 31, 2016
	Shares	Amount	Shares	Amount
Investor Class
Sold	10,099,436	$127,117,045	4,463,718	$57,088,670
Issued in reinvestment of distributions	—	—	754,933	9,022,604
Redeemed	(9,083,786)	(115,424,782)	(9,221,561)	(116,841,658)
	1,015,650	11,692,263	(4,002,910)	(50,730,384)
I Class			N/A
Sold	1,887,749	24,258,234
Redeemed	(287,872)	(3,721,861)
	1,599,877	20,536,373
Y Class			N/A
Sold	406	5,000
A Class
Sold	1,251,508	15,802,156	818,041	10,292,948
Issued in reinvestment of distributions	—	—	30,489	362,204
Redeemed	(1,818,672)	(23,026,030)	(954,290)	(12,213,403)
	(567,164)	(7,223,874)	(105,760)	(1,558,251)
C Class
Sold	16,047	197,701	2,180	27,360
Issued in reinvestment of distributions	—	—	1,511	17,773
Redeemed	(33,850)	(415,463)	(20,221)	(248,330)
	(17,803)	(217,762)	(16,530)	(203,197)
R Class
Sold	1,802	22,251	2,457	30,961
Issued in reinvestment of distributions	—	—	254	3,011
Redeemed	(523)	(6,296)	(4,887)	(62,306)
	1,279	15,955	(2,176)	(28,334)
R5 Class
Sold	5,348,925	65,207,407	5,155,669	65,467,070
Issued in reinvestment of distributions	—	—	647,103	7,742,905
Redeemed	(33,952,869)	(443,824,947)	(3,529,100)	(43,900,313)
	(28,603,944)	(378,617,540)	2,273,672	29,309,662
R6 Class
Sold	1,702,694	20,846,709	1,697,366	21,638,355
Issued in reinvestment of distributions	—	—	62,451	747,250
Redeemed	(5,196,446)	(67,726,783)	(502,512)	(6,350,397)
	(3,493,752)	(46,880,074)	1,257,305	16,035,208
G Class			N/A
Sold	35,641,483	467,666,876
Redeemed	(720,743)	(9,560,184)
	34,920,740	458,106,692
Net increase (decrease)	4,855,289	$57,417,033	(596,399)	$(7,175,296)

(1)	April 10, 2017 (commencement of sale) through October 31, 2017 for the I Class and Y Class and July 28, 2017 (commencement of sale) through October 31, 2017 for the G Class.

33

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Sovereign Governments and Agencies	—	$637,380,512	—
Corporate Bonds	—	208,136,658	—
Collateralized Mortgage Obligations	—	30,732,171	—
Commercial Mortgage-Backed Securities	—	19,166,002	—
Asset-Backed Securities	—	17,407,775	—
Temporary Cash Investments	—	39,172,955	—
	—	$951,996,073	—
Other Financial Instruments
Futures Contracts	$31,232	$818,709	—
Swap Agreements	—	5,931,146	—
Forward Foreign Currency Exchange Contracts	—	5,423,273	—
	$31,232	$12,173,128	—

Liabilities
Other Financial Instruments
Futures Contracts	$705,472	$626,979	—
Swap Agreements	—	3,194,055	—
Forward Foreign Currency Exchange Contracts	—	6,230,611	—
	$705,472	$10,051,645	—

34

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $12,212,633.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $466,258,368.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts or interest rate swap agreements in order to manage its exposure to changes in market conditions. The value of bonds generally declines as interest rates rise. The risks of entering into interest rate risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average notional exposure to these interest rate risk derivative instruments held during the period was $62,393,749 futures contracts purchased and $63,648,762 futures contracts sold.

35

A fund may enter into interest rate swap agreements to gain exposure to declines in interest rates, to protect against increases in interest rates, or to maintain its ability to generate income at prevailing interest rates. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average notional amount on interest rate swap agreements during the period was $139,831,940.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $32,600,000.

Value of Derivative Instruments as of October 31, 2017

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$73,131	Payable for variation margin on swap agreements*	—
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	5,423,273	Unrealized depreciation on forward foreign currency exchange contracts	$6,230,611
Interest Rate Risk	Receivable for variation margin on futures contracts*	34,305	Payable for variation margin on futures contracts*	109,950
Interest Rate Risk	Swap agreements	1,604,090	Swap agreements	2,692,008
Other Contracts	Swap agreements	—	Swap agreements	324,423
Other Contracts	Receivable for variation margin on swap agreements*	6,480	Payable for variation margin on swap agreements*	—
		$7,141,279		$9,356,992

*	Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

36

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2017

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$850,043	Change in net unrealized appreciation (depreciation) on swap agreements	$410,187
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(8,565,054)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3,195,736
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	211,651	Change in net unrealized appreciation (depreciation) on futures contracts	(739,073)
Interest Rate Risk	Net realized gain (loss) on swap agreement transactions	(362,062)	Change in net unrealized appreciation (depreciation) on swap agreements	(1,087,918)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(504,212)
		$(7,865,422)		$1,274,720

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	—	$17,061,464
Tax return of capital	—	$1,203,392

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses and net operating losses, were made to capital paid in $(4,862,833), accumulated net investment loss $(12,496,901), and undistributed net realized gain $17,359,734.

37

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$936,367,792
Gross tax appreciation of investments	$25,909,357
Gross tax depreciation of investments	(10,281,076)
Net tax appreciation (depreciation) of investments	15,628,281
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(2,065,006)
Net tax appreciation (depreciation)	$13,563,275
Other book-to-tax adjustments	$(1,565,101)
Undistributed ordinary income	—
Accumulated long-term gains	$2,494,834

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No.2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact that adopting ASU 2017-08 will have on the financial statements.

38

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2017	$12.82	0.09	0.05	0.14	—	—	—	—	$12.96	1.09%	0.80%	0.74%	87%	$452,514
2016	$12.39	0.11	0.58	0.69	—	(0.25)	(0.01)	(0.26)	$12.82	5.57%	0.80%	0.85%	40%	$434,618
2015(3)	$12.35	0.04	—(4)	0.04	—	—	—	—	$12.39	0.40%	0.81%(5)	0.95%(5)	7%	$469,820
2015	$14.50	0.14	(1.98)	(1.84)	(0.21)	(0.10)	—	(0.31)	$12.35	(12.85)%	0.80%	1.05%	67%	$494,676
2014	$13.50	0.17	0.86	1.03	(0.03)	—	—	(0.03)	$14.50	7.66%	0.80%	1.24%	35%	$600,026
2013	$14.39	0.19	(0.82)	(0.63)	(0.26)	—	—	(0.26)	$13.50	(4.55)%	0.80%	1.35%	21%	$655,032
I Class
2017(6)	$12.31	0.06	0.62	0.68	—	—	—	—	$12.99	5.52%	0.70%(5)	0.88%(5)	87%(7)	$20,782
Y Class
2017(6)	$12.31	0.07	0.63	0.70	—	—	—	—	$13.01	5.69%	0.60%(5)	0.96%(5)	87%(7)	$5

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2017	$12.73	0.06	0.04	0.10	—	—	—	—	$12.83	0.79%	1.05%	0.49%	87%	$11,031
2016	$12.33	0.08	0.57	0.65	—	(0.25)	—	(0.25)	$12.73	5.38%	1.05%	0.60%	40%	$18,161
2015(3)	$12.30	0.03	—(4)	0.03	—	—	—	—	$12.33	0.24%	1.06%(5)	0.70%(5)	7%	$18,899
2015	$14.44	0.10	(1.96)	(1.86)	(0.18)	(0.10)	—	(0.28)	$12.30	(13.06)%	1.05%	0.80%	67%	$19,392
2014	$13.44	0.14	0.86	1.00	—	—	—	—	$14.44	7.44%	1.05%	0.99%	35%	$96,081
2013	$14.33	0.16	(0.83)	(0.67)	(0.22)	—	—	(0.22)	$13.44	(4.81)%	1.05%	1.10%	21%	$89,103
C Class
2017	$12.51	(0.03)	0.04	0.01	—	—	—	—	$12.52	0.08%	1.80%	(0.26)%	87%	$812
2016	$12.22	(0.02)	0.56	0.54	—	(0.25)	—	(0.25)	$12.51	4.52%	1.80%	(0.15)%	40%	$1,034
2015(3)	$12.22	—(4)	—(4)	—(4)	—	—	—	—	$12.22	—%	1.81%(5)	(0.05)%(5)	7%	$1,211
2015	$14.34	0.01	(1.96)	(1.95)	(0.07)	(0.10)	—	(0.17)	$12.22	(13.67)%	1.80%	0.05%	67%	$1,580
2014	$13.45	0.03	0.86	0.89	—	—	—	—	$14.34	6.62%	1.80%	0.24%	35%	$3,352
2013	$14.34	0.05	(0.83)	(0.78)	(0.11)	—	—	(0.11)	$13.45	(5.51)%	1.80%	0.35%	21%	$5,051

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2017	$12.68	0.03	0.05	0.08	—	—	—	—	$12.76	0.63%	1.30%	0.24%	87%	$151
2016	$12.32	0.04	0.57	0.61	—	(0.25)	—	(0.25)	$12.68	5.06%	1.30%	0.35%	40%	$134
2015(3)	$12.30	0.02	—(4)	0.02	—	—	—	—	$12.32	0.16%	1.31%(5)	0.45%(5)	7%	$157
2015	$14.44	0.07	(1.97)	(1.90)	(0.14)	(0.10)	—	(0.24)	$12.30	(13.28)%	1.30%	0.55%	67%	$179
2014	$13.47	0.10	0.87	0.97	—	—	—	—	$14.44	7.20%	1.30%	0.74%	35%	$231
2013	$14.36	0.12	(0.83)	(0.71)	(0.18)	—	—	(0.18)	$13.47	(5.03)%	1.30%	0.85%	21%	$200
R5 Class(8)
2017	$12.83	0.11	0.06	0.17	—	—	—	—	$13.00	1.33%	0.60%	0.94%	87%	$6,005
2016	$12.41	0.13	0.57	0.70	—	(0.25)	(0.03)	(0.28)	$12.83	5.78%	0.60%	1.05%	40%	$373,045
2015(3)	$12.36	0.05	—(4)	0.05	—	—	—	—	$12.41	0.40%	0.61%(5)	1.15%(5)	7%	$332,434
2015	$14.51	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.36	(12.67)%	0.60%	1.25%	67%	$339,993
2014	$13.50	0.20	0.87	1.07	(0.06)	—	—	(0.06)	$14.51	7.95%	0.60%	1.44%	35%	$424,158
2013	$14.39	0.22	(0.83)	(0.61)	(0.28)	—	—	(0.28)	$13.50	(4.36)%	0.60%	1.55%	21%	$346,695
R6 Class
2017	$12.83	0.12	0.05	0.17	—	—	—	—	$13.00	1.33%	0.55%	0.99%	87%	$3,800
2016	$12.41	0.14	0.57	0.71	—	(0.25)	(0.04)	(0.29)	$12.83	5.83%	0.55%	1.10%	40%	$48,582
2015(3)	$12.35	0.05	0.01	0.06	—	—	—	—	$12.41	0.49%	0.56%(5)	1.20%(5)	7%	$31,370
2015	$14.50	0.16	(1.97)	(1.81)	(0.24)	(0.10)	—	(0.34)	$12.35	(12.63)%	0.55%	1.30%	67%	$30,516
2014(9)	$13.77	0.19	0.61	0.80	(0.07)	—	—	(0.07)	$14.50	5.81%	0.55%(5)	1.45%(5)	35%(10)	$7,614
G Class
2017(11)	$13.12	0.06	(0.16)	(0.10)	—	—	—	—	$13.02	(0.76)%	0.01%(5)(12)	1.66%(5)(12)	87%(7)	$454,794

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)
July 1, 2015 through October 31, 2015. The fund's fiscal year end was changed from June 30 to October 31, resulting in a four-month annual reporting period. For the years before October 31, 2015, the fund's fiscal year end was June 30.

(4)	Per-share amount was less than $0.005.

(5)	Annualized.

(6)	April 10, 2017 (commencement of sale) through October 31, 2017.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2017.

(8)	Prior to April 10, 2017, the R5 Class was referred to as the Institutional Class.

(9)	July 26, 2013 (commencement of sale) through June 30, 2014.

(10)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended June 30, 2014.

(11)	July 28, 2017 (commencement of sale) through October 31, 2017 for the G Class.

(12)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.55% and 1.12%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the American Century International Bond Funds and Shareholders of the International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the International Bond Fund (one of the three funds constituting the American Century International Bond Funds, hereafter referred to as the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
December 18, 2017

43

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	45	CYS Investments, Inc.; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	45	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to present)	45	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to present); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	45	None

44

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, iShares by BlackRock, Inc. (investment management firm) (2010 to 2011, 2013 to 2015); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	45	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present); Chair, Department of Economics, Stanford University (2011 to 2014)	45	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	45	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present)	45	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	114	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

45

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Trustee and President since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present); Vice President, Client Interactions and Marketing, ACIS (2013 to 2014); Director, Client Interactions and Marketing, ACIS (2007 to 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present); Associate General Counsel, ACC (2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

46

Approval of Management Agreement

At a meeting held on June 14, 2017, the Fund’s Board of Trustees (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors/trustees, including a majority of the independent Trustees, each year. The Board regards this annual evaluation and renewal as one of its most important responsibilities.

The independent Trustees have memorialized a statement regarding the relationship between their ongoing obligations to oversee and evaluate the performance of the Advisor and their annual consideration of renewal of the management agreement. In that statement, the independent Trustees noted that their assessment of the Advisor’s performance is an ongoing process that takes place over the entire year and is informed by all of the extensive information that the Board and its committees receive and consider over time. This information, together with the additional materials provided specifically in connection with the review, are central to the Board’s assessment of the Advisor’s performance and its determination whether to renew the Fund’s management agreement.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and analysis relating to the proposed renewal. This information and analysis was compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	strategic plans of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•
payments and practices by the Fund and the Advisor regarding financial intermediaries whose clients are investors in the Fund, the nature of services provided by intermediaries, and the terms of share classes utilized; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

47

In keeping with its practice, the Board held two in-person meetings to review and discuss the information provided in response to their request and held active discussions with the Advisor regarding the renewal of the management agreement. The independent Trustees had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Trustees considered all of the information provided by the Advisor, the independent data providers, and the independent Trustees’ independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Trustees did not identify any single factor as being all-important or controlling and each Trustee may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services including without limitation the following:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Trustees’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management, Shareholder, and Other Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Trustees recognize that the Advisor has an obligation to seek the best execution of fund trades. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Portfolio Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Trustees also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for

48

the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund’s performance with the Advisor and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor.

The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Trustees have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders enhanced and expanded services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, the fees and expenses of the Fund’s independent Trustees (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing, and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of peer funds. The unified fee charged to shareholders of the Fund was

49

below the median of the total expense ratios of the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Trustees also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided by intermediaries. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Trustees reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor's resources and reasonable profits. The Board found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. The Board noted that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board noted that the assets of those other accounts are, where applicable, included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Trustees. As a result of this process, the Board, including all of the independent Trustees and assisted by the advice of independent legal counsel, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

50

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting the "About Us" page of American Century Investments’ website at americancentury.com. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century International Bond Funds

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2017 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90983 1712

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2016:    $101,490
FY 2017:    $127,917

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2016:    $0
FY 2017:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:    $0
FY 2017:    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2016:$0 FY 2017:$0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2016:$0 FY 2017:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2016:    $167,395
FY 2017:    $145,111

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century International Bond Funds

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2017

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2017